As filed with the Securities and Exchange Commission on July 28, 2003

Securities Act File No. 33-34609

Investment Company Act File No. 811-5011

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 16	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 155	☒

(Check appropriate box or boxes)

CMA® NEW JERSEY MUNICIPAL MONEY FUND

of CMA® Multi-State Municipal Series Trust

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

(609) 282-2800

(Registrant’s Telephone Number, including Area Code)

TERRY K. GLENN

CMA® Multi-State Municipal Series Trust

800 Scudders Mill Road, Plainsboro, New Jersey

Mailing Address:

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund:	Andrew J. Donohue, Esq.
SIDLEY AUSTIN BROWN & WOOD LLP	FUND ASSET MANAGEMENT, L.P.
787 Seventh Avenue	P.O. Box 9011
New York, New York 10019-6018	Princeton, New Jersey 08543-9011
Attention: Thomas R. Smith, Jr., Esq.

Jeffrey S. Alexander, Esq.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
1400 Merrill Lynch Drive
Pennington, New Jersey 08534

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

www.mlim.ml.com

Prospectus

July 28, 2003

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Tax-Exempt Securities — securities that mature or reset to a new interest rate within 397 days (13 months) and that pay interest exempt from Federal income tax (including the alternative minimum tax).

CMA TAX-EXEMPT FUND AT A GLANCE

What are the Tax-Exempt Fund’s investment objectives?

The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Tax-Exempt Fund’s main investment strategies?

The Tax-Exempt Fund seeks to achieve its objectives by investing all of its assets in a diversified portfolio of high quality, short term tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term tax-exempt securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 397 days or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its assets in short term tax-exempt securities. The Fund may invest up to 20% of its assets in short term municipal securities that pay interest exempt from Federal income tax but not necessarily exempt from Federal alternative minimum tax.

The Tax-Exempt Fund invests all of its assets in securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Tax-Exempt Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities having one of the two highest ratings. Certain securities in which the Fund invests are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in the same state.

Fund management, as delegated by the Fund’s Board of Trustees, determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

CMA TAX-EXEMPT FUND	3

The Tax-Exempt Fund is a “feeder” fund that invests all its assets in the Master Tax-Exempt Trust, (the “Tax-Exempt Trust”), which has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Tax-Exempt Trust level. This structure is sometimes called a “master/feeder” structure. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust in which it invests. For simplicity, this Prospectus uses the term “Fund” with respect to the Tax-Exempt Fund to include the Tax-Exempt Trust.

What are the main risks of investing in the Tax-Exempt Fund?

The Tax-Exempt Trust cannot guarantee that it will achieve its objectives.

Credit Risk — the risk that the issuer of a security owned by the Tax-Exempt Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities Tax-Exempt Fund management selects will underperform other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of money market securities owned by the Tax-Exempt Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Tax-Exempt Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Tax-Exempt Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund assumes the credit risk with respect to the third party providing the Fund with the right to demand payment or put (sell) the security.

An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Tax-Exempt Fund may lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value

4	CMA TAX-EXEMPT FUND

of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who should invest?

Shares of the Tax-Exempt Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”) that includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

CMA TAX-EXEMPT FUND	5

The Tax-Exempt Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

•	Are looking for liquidity as well as current income that is exempt from Federal income tax

6	CMA TAX-EXEMPT FUND

RISK/RETURN BAR CHART FOR THE TAX-EXEMPT FUND

The bar chart and table below provide an indication of the risks of investing in the Tax-Exempt Fund. The bar chart shows changes in the Fund’s performance for each of the past ten calendar years, which was prior to its change to a “master/feeder” structure. The table shows the Fund’s average annual total returns for the periods shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the ten year period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.22% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.34%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Tax-Exempt Fund	1.00%	2.51%	2.65%

CMA TAX-EXEMPT FUND	7

FEES AND EXPENSES FOR THE TAX-EXEMPT FUND

UNDERSTANDING EXPENSES

Tax-Exempt Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that Tax-Exempt Fund investors may bear:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Tax-Exempt Fund and the Tax-Exempt Trust.

Management Fee — a fee paid to the Manager for managing the Tax-Exempt Trust.

Distribution Fees — fees used to support the Tax-Exempt Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

Administrative Fee — a fee paid to the Administrator for providing administrative services to the Tax-Exempt Fund.

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund. Under the “master/feeder” structure, fees and expenses are divided between the Tax-Exempt Trust, which pays a management fee, and the Tax-Exempt Fund, which pays an administrative fee. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):

Maximum Account Fee(a)	$125

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):(b)

Management Fees(c)	0.13%

Distribution (12b-1) Fees(d)	0.13%

Other Expenses (including transfer agency fees)(e)(f)	0.30%

Total Annual Fund Operating Expenses	0.56%

(a)	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Tax-Exempt Fund and the Tax-Exempt Fund’s share of expenses of the Tax-Exempt Trust.
(c)	Paid by the Tax-Exempt Trust. This fee was paid by the Tax-Exempt Fund prior to the change to a “master/feeder” structure.
(d)	The Tax-Exempt Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under a distribution plan that the Tax-Exempt Fund has adopted under rule 12b-1.
(e)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Tax-Exempt Fund. The Tax-Exempt Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Tax-Exempt Fund and the Tax-Exempt Trust. The Tax-Exempt Fund and the Tax-Exempt Trust will reimburse the Manager or its affiliates for such services.
(f)	Includes administrative fees, which are payable to Fund Asset Management by the Tax-Exempt Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.

8	CMA TAX-EXEMPT FUND

Example:

This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Tax-Exempt Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

CMA Tax-Exempt Fund	$57	$179	$313	$701

This example does not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of the Tax-Exempt Fund whose accounts are maintained directly with the transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

CMA TAX-EXEMPT FUND	9

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities with maturities of not more than 397 days (13 months).

Municipal Securities — securities issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer that pay interest that, in the opinion of counsel to the issuer, is exempt both from Federal income tax and from (i) any applicable state or local income or other taxes and/ or (ii) intangible personal property tax in states that impose such tax.

CMA MULTI-STATE MUNICIPAL SERIES TRUST AT A GLANCE

What are each State Fund’s investment objectives?

Each State Fund’s investment objectives are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax, and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.

What are each State Fund’s main investment strategies?

Each State Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities of its designated state. These securities consist principally of municipal notes and commercial paper, short term municipal bonds that are exempt from income tax in the designated state, variable rate demand obligations, and short term municipal derivative securities.

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in municipal securities that are exempt from income tax in the designated state. Each State Fund may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes.

Each State Fund only invests in short term municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency. The State Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities having one of the two highest ratings. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind. Certain short term municipal securities have maturities longer than 397 days, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less.

10	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in a State Fund?

Each State Fund cannot guarantee it will achieve its objective.

Credit Risk — the risk that the issuer of a security owned by a State Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities State Fund management selects will underperform other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of money market securities owned by a State Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that a State Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Concentration Risk — each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

Income Risk — the risk that a State Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

State Specific Risk — each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result, each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	11

Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on each State Fund’s performance.

An investment in a State Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A State Fund may lose money if the issuer of an instrument held by the State Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each State Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a State Fund.

In addition, since each State Fund invests at least 80% of its assets in the municipal securities that are exempt from income tax in its designated state, it is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Who should invest?

Shares of each State Fund are offered to participants in the Cash Management Account (“CMA”) financial service (“CMA service”) that includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch central asset account programs and investors maintaining accounts directly with the Transfer Agent.

A State Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

•	Are looking for liquidity as well as current income that is exempt from Federal income tax and personal income tax in a designated state (and, where applicable, local income tax, and/or value exempt from intangible personal property tax)

12	CMA MULTI-STATE MUNICIPAL SERIES TRUST

RISK/RETURN BAR CHARTS FOR THE STATE FUNDS

The bar charts and tables below provide an indication of the risks of investing in each State Fund. The bar charts show changes in each State Fund’s performance for each of the past ten calendar years or for each complete calendar year since inception. The tables show each State Fund’s average annual total returns for the periods shown. How each State Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

CMA Arizona Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.20% (quarter ended September 30, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.28%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Life of Fund

CMA Arizona Municipal Money Fund	0.85%	2.38%	2.57%†

†	Inception date is February 8, 1993.

CMA California Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.84% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.19% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.33%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA California Municipal Money Fund	0.90%	2.26%	2.47%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	13

CMA Connecticut Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.17% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.24%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Connecticut Municipal Money Fund	0.76%	2.24%	2.41%

CMA Massachusetts Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.20% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.28%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Massachusetts Municipal Money Fund	0.86%	2.39%	2.48%

14	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA Michigan Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.93% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.21% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.28%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Michigan Municipal Money Fund	0.93%	2.45%	2.55%

CMA New Jersey Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.89% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.20% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.28%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA New Jersey Municipal Money Fund	0.87%	2.36%	2.48%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	15

CMA New York Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.23% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.34%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA New York Municipal Money Fund	0.99%	2.47%	2.56%

CMA North Carolina Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.19% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.26%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA North Carolina Municipal Money Fund	0.83%	2.37%	2.51%

16	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA Ohio Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.21% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.30%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Ohio Municipal Money Fund	0.97%	2.50%	2.62%

CMA Pennsylvania Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.20% (quarter ended March 31, 2002). The Fund’s year-to-date return as of June 30, 2003 was 0.28%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

CMA Pennsylvania Municipal Money Fund	0.90%	2.43%	2.56%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	17

FEES AND EXPENSES FOR THE STATE FUNDS

UNDERSTANDING EXPENSES

State Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that State Fund’s investors may bear:

Expenses paid indirectly by the shareholder:

Annual Fund Operating

Expenses — expenses that cover the costs of operating a State Fund.

Management Fee — a fee paid to the Manager for managing a State Fund.

Distribution Fees — fees used to support a State Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

The following tables show the different fees and expenses that you may pay if you buy and hold shares of a State Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Arizona Fund	California Fund	Connecticut Fund	Massachusetts Fund	Michigan Fund

Maximum Account Fee(a)	$125	$125	$125	$125	$125

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.50%	0.41%	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.09%	0.03%	0.04%	0.06%	0.06%

Total Annual Fund Operating Expenses	0.72%	0.57%	0.67%	0.69%	0.69%

Shareholder Fees (fees paid directly by the shareholder):	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund

Maximum Account Fee(a)	$125	$125	$125	$125	$125

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.45%	0.41%	0.50%	0.50%	0.49%

Distribution (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.04%	0.03%	0.07%	0.06%	0.05%

Total Annual Fund Operating Expenses	0.62%	0.57%	0.70%	0.69%	0.67%

(a)	Merrill Lynch charges this annual program fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	See “Management of the Funds — Fund Asset Management” in the Prospectus and “Management and Advisory Arrangements — Management Services for the State Funds” in the Statement of Additional Information.
(c)	Each State Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under the distribution plan each State Fund has adopted under Rule 12b-1.
(d)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to each State Fund. The State Funds each pay a fee for these services. The Manager or its affiliates also provide certain accounting services to each State Fund and each Fund reimburses the Manager or its affiliates for such services.

18	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Examples:

The following examples are intended to help you compare the cost of investing in each State Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a State Fund for the time periods indicated, that your investment has a 5% return each year and that the State Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Arizona Fund	$74	$230	$401	$894

California Fund	58	183	318	714

Connecticut Fund	68	214	373	835

Massachusetts Fund	70	221	384	859

Michigan Fund	70	221	384	859

New Jersey Fund	63	199	346	774

New York Fund	58	183	318	714

North Carolina Fund	72	224	390	871

Ohio Fund	70	221	384	859

Pennsylvania Fund	68	214	373	835

These examples do not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of a State Fund whose accounts are maintained directly with a Fund’s transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	19

YIELD INFORMATION

Yield — the income generated by an investment in the Tax-Exempt Fund or a State Fund.

The yield on a Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time. To obtain each Fund’s current 7-day yield, call 1-800-221-7210.

20	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Details About Each Fund

ABOUT THE MANAGER AND ADMINISTRATOR

Fund Asset Management serves as the Manager and Administrator.

ABOUT THE TAX-EXEMPT FUND PORTFOLIO MANAGER

Peter J. Hayes is the portfolio manager of the Tax-Exempt Fund. Mr. Hayes has been a First Vice President of Merrill Lynch Investment Managers since 1997, was a Vice President of Merrill Lynch Investment Managers from 1988 to 1997 and has been the Fund’s portfolio manager since 1989.

HOW EACH FUND INVESTS

TAX-EXEMPT FUND

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Outlined below are the main strategies the Tax-Exempt Fund uses in seeking to achieve its objectives:

The Fund tries to achieve its objective by investing in a diversified portfolio of short term tax-exempt securities. Under normal circumstances, the Fund will invest at least 80% of its assets in short-term tax-exempt securities.

These securities mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Tax-Exempt Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 13 months or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities that have one of the two highest ratings from a nationally recognized rating agency or unrated securities that Fund management determines are of comparable quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Tax-Exempt Fund.

Fund management will seek to keep Tax-Exempt Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Tax-Exempt Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in a single state.

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

CMA TAX-EXEMPT FUND	21

Tax-Exempt Notes — short term municipal debt obligations often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term debt obligations that pay interest exempt from Federal income tax. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Tax-Exempt Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Other Strategies. In addition to the main strategies discussed above, the Tax-Exempt Fund may also use certain other investment strategies.

The Tax-Exempt Fund may invest up to 10% of its net assets in illiquid securities.

The Tax-Exempt Fund will not invest in taxable securities, except that certain tax-exempt bonds, known as “private activity bonds,” may subject certain investors to a Federal alternative minimum tax.

When Issued Securities and Delayed Delivery Securities — The Tax-Exempt Fund may buy or sell short term tax-exempt securities on a when issued or delayed delivery basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

22	CMA TAX-EXEMPT FUND

ABOUT THE MANAGER

Each State Fund is managed by Fund Asset Management.

ABOUT THE STATE FUNDS PORTFOLIO MANAGERS

Edward J. Andrews is the portfolio manager of the CMA New York Fund. Mr. Andrews has been a Vice President of Merrill Lynch Investment Managers since 1991.

Steven Lewis is the portfolio manager of the CMA California, Connecticut and New Jersey Funds. Mr. Lewis has been a Vice President of Merrill Lynch Investment Managers since 1998 and was an Assistant Vice President of Merrill Lynch Investment Managers from 1995 to 1998.

Darrin SanFillippo is the portfolio manager of the CMA Arizona, Michigan, North Carolina and Pennsylvania Funds. Mr. SanFillippo has been a Vice President of Merrill Lynch Investment Managers since 1998 and was an Assistant Vice President of Merrill Lynch Investment Managers from 1994 to 1998.

Kevin A. Schiatta is the portfolio manager of the CMA Massachusetts and Ohio Funds. Mr. Schiatta has been a Vice President of Merrill Lynch Investment Managers since 1985.

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

Municipal Lease Obligations — a municipal issuer agrees to make payments when due on the lease obligation. The lease obligation is secured by the property. If the issuer defaults on its obligation, the property may be hard to sell or the sale may not cover the Tax-Exempt Fund’s loss.

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

STATE FUNDS

Each State Fund seeks current income exempt from Federal income tax and the designated State’s (and, where applicable, local) personal income tax (and in certain instances, value exempt from state or local intangible personal property tax), preservation of capital and liquidity.

Outlined below are the main strategies the State Funds use in seeking to achieve their investment objectives:

Each State Fund tries to achieve its objectives by investing in a portfolio of short term municipal securities of its designated state.

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less. Each State Fund’s dollar-weighted average maturity will not exceed 90 days.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	23

Each State Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind.

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.

Fund management will vary the kinds of short term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Each State Fund will generally invest at least 80% of its assets in short term municipal securities that are exempt from income tax in its designated state. Each State Fund normally may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes.

Among the securities the State Funds may buy are:

Municipal Bonds — long term debt obligations that pay interest exempt from Federal income tax and a State Fund’s designated state (and, where applicable, local) income tax. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the

24	CMA MULTI-STATE MUNICIPAL SERIES TRUST

obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Municipal Derivatives — a variety of securities that generally represent a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

Money Market Securities — short term debt instruments such as U.S. Treasury bills.

Repurchase Agreements; Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and Agency securities with longer maturities.

Other Strategies. In addition to the main strategies discussed above, the State Funds may also use certain other investment strategies:

For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short term securities other than those that are exempt from income tax in its designated state.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	25

No more than 10% of each State Fund’s net assets will be invested in illiquid securities.

The State Funds may invest in certain short term municipal securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — A State Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the State Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Each State Fund’s portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a State Fund’s portfolio. Each State Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the State Fund’s shareholders.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that a Fund will meet its objectives or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds.

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

26	CMA TAX EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Interest Rate Risk — Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates go down and decrease when interest rates go up. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

Income Risk — Each Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Concentration Risk — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the State Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

Non-Diversification Risk — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on each State Fund’s performance.

State Specific Risk — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that state’s ability to invest in high quality state municipal securities.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	27

Arizona — During the 1990’s, Arizona’s efforts to diversify its economy enabled it to realize and sustain increasing growth rates. Like other areas of the country, however, Arizona is currently recovering from the effects of the general economic slowdown that included increased unemployment and lower than projected State revenues.

After the Arizona Supreme Court ruled in 1994 that the State’s system for financing its public school system was unconstitutional, Arizona adopted a new method of financing its public schools. This new method of school financing includes the use of revenues from a voter approved sales tax increase. As a result of the economic slowdown, however, Arizona revenue collections from this tax increase have been significantly less than predicted.

The State of Arizona is not authorized to issue general obligation bonds.

California — During the late 1990’s, California’s economy began to recover from a deep recession it suffered at the beginning of the decade. California’s financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. In the first quarter of 2001, a slowdown of economic growth began in California. Since January 2002, the revenue situation has deteriorated further. The 2002-2003 Budget Act (the “2002 Budget Act”) was signed by the Governor on September 5, 2002. The 2002 Budget Act closed the $23.6 billion shortfall through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. The State Legislative Analyst (the “Legislative Analyst”), fiscal experts and political leaders in California acknowledge that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a “structural deficit.” California borrowed $20 billion to cover cash flow shortages anticipated in Fiscal Year 2002-2003. The State of California

28	CMA MULTI-STATE MUNICIPAL SERIES TRUST

has projected a $38.2 billion shortfall for fiscal year 2003-2004, which it proposes to close through various measures including the increase of taxes, a reduction in General Fund spending, program realignment from the State to local governments and the issuance of pension obligation bonds. California anticipates borrowing approximately $14 billion to cover cash flow shortages during Fiscal Year 2003-2004. California’s general obligation bonds are currently rated A2, BBB and A by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), respectively with certain of the rating agencies maintaining a negative outlook.

Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. Following ten consecutive years of General Fund surpluses, a substantial deficit was experienced in the 2001-2002 and 2002-2003 fiscal years, and further substantial deficits are projected for the 2003-2004 fiscal year. Moody’s, S&P and Fitch currently rate the State of Connecticut’s general obligation bonds Aa3, AA and AA, respectively, but S&P is maintaining a “negative” credit outlook on such bonds.

Massachusetts — Massachusetts’ economy has recently slowed, resulting in a significant downturn in the tax revenues received by the Commonwealth. Massachusetts was able to achieve a balanced budget for its fiscal year ended June 30, 2002 only through significant use of reserves, and the Commonwealth expects that its financial condition will continue to present challenges. The unemployment rate in Massachusetts has been rising, and the consumer confidence index in Massachusetts has slipped in recent years. As of February 28, 2003 Moody’s, S&P and Fitch rated the Commonwealth of Massachusetts general obligation bonds Aa2, AA- and AA-, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers

CMA MULTI-STATE MUNICIPAL SERIES TRUST	29

located in the Commonwealth. There can be no assurance that these ratings will continue.

Michigan — Michigan’s economy is closely tied to the economic cycles of the automobile industry. While in the last several years increased automobile production and an increasingly diversified economy have led to an unemployment rate that, for the years 1996-2001, was below the national average, the unemployment rate, for the last 18 months, has slightly exceeded the national average. Michigan has reported balanced budgets and year-end General Fund surpluses for six of the last eight years. Moody’s, S&P and Fitch currently rate the State of Michigan’s general obligation bonds Aaa, AAA and AA+, respectively.

New Jersey — Economic forecasts as of April 2003 for the national and New Jersey economies project a modest economic recovery in 2003. New Jersey and the nation may experience further near-term slow growth and the expected recovery may stall into late 2003 if consumers, investors, and businesses become more cautious than currently assumed. The fundamentals of New Jersey’s economic health, however, remain stable, and the long run prospects for economic growth in New Jersey in 2003 and beyond are favorable. Moody’s downgraded the State of New Jersey’s general obligation bonds from Aa1 to Aa2 on March 2, 2002. On April 25, 2002 and June 4, 2002, respectively, Fitch and S&P both downgraded the State’s general obligation bonds from AA+ to AA. Additionally on March 10, 2003, Fitch placed the State’s general obligation bonds on a rating watch of negative.

New York — New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national

30	CMA MULTI-STATE MUNICIPAL SERIES TRUST

economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market service, fueling a rebound in income growth in that sector. Historically, declines in the stock market are followed by declines in personal income tax payments as tax-liability associated with market transactions declines.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. Due to the general economic downturn and national recession, North Carolina has experienced an increase in its unemployment rate to just above the national average. Additionally, there was an $850 million budget shortfall in fiscal year 2000-2001, and a budget shortfall of $1.55 billion at the end of fiscal year 2001-2002. A budget shortfall of $456 million is projected for the end of fiscal year 2002-2003. North Carolina has tapped reserves and raised some taxes in order to maintain a balanced budget as required by its State Constitution. Both S&P and Fitch currently rate the State of North Carolina’s general obligation bonds AAA, which is in each agency’s highest rating category. On August 19, 2002, Moody’s downgraded the State of North Carolina’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited North Carolina’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade.

Ohio — The Fund will invest primarily in Ohio municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, has recently suffered from the effects of recession. Moody’s, S&P and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively, although Moody’s (in December 2001) has issued a negative outlook for Ohio bonds. S&P, which had issued a negative outlook for Ohio bonds, changed its outlook to “stable” in July 2003.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	31

Pennsylvania — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. In addition, the recent national economic recession and the continuing economic uncertainty has had and may continue to have a negative impact on the Pennsylvania economy. During the fiscal year ended 2002, the Pennsylvania General Fund revenues were approximately 5.9% below estimate and expenditures from the Commonwealth from fiscal year 2002 appropriations were 1.2% below the original appropriation levels. Fiscal 2003, General Fund collections were $497.6 million (2.3%) below estimate. The fiscal year 2004 budget as proposed to the Pennsylvania General Assembly recommended appropriations totaling $22.6 billion of Commonwealth revenues against estimated current and proposed net revenue measures of $22.6 billion. The budget includes $2.8 billion of tax, fee and other revenue increases requiring legislative approval, including the transfer of the expected $330 million balance in the Tobacco Settlement Fund reserve account to the General Fund. Portions of the budget proposal have been enacted but none of the proposed tax, fee or other revenue proposals nor any of the education or economic development program expansions have been enacted. Fund management believes that current economic conditions in Pennsylvania will enable the Fund to continue to invest in high quality Pennsylvania bonds. Moody’s, S&P and Fitch currently rate the State of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

The Funds may also be subject to other risks associated with their investments and investment strategies, including:

Borrowing Risk — Each Fund may borrow only for temporary emergency purposes and to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

32	CMA MULTI-STATE MUNICIPAL SERIES TRUST

When Issued Securities, Delayed Delivery Securities And Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When issued and delayed delivery securities and forward commitments also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of the commitment. If this happens, the value of the when issued or delayed delivery security will generally decline.

Illiquid Securities — If a Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Variable Rate Demand Obligations and Municipal Derivatives — When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but it is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligation, the leased obligation is secured by the leased property. It may be difficult, however, to sell the property and the proceeds of a sale might not cover the Fund’s loss.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	33

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

34	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

MERRILL LYNCH CMA FINANCIAL SERVICE

The CMA service includes a CMA account and an optional Beyond Banking account. The CMA account and the Beyond Banking account are conventional Merrill Lynch cash securities or margin securities accounts that are linked to money market deposit accounts maintained with banks, certain money market funds and a Visa® card/check account (“Visa® Account”). Subscribers to the CMA service are charged an annual fee, presently $125. Automatic deposit or investment of free cash balances in CMA and Beyond Banking accounts into certain bank accounts or money market funds is a feature of the CMA service commonly known as a “sweep.” Free cash balances held in CMA and Beyond Banking accounts may be “swept” into shares of the CMA Tax-Exempt Fund (the “Tax-Exempt Fund”), into shares of one of the series of the CMA Multi-State Municipal Series Trust (each a “State Fund”) or into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In limited circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this prospectus. In this prospectus, the Tax-Exempt Fund and the State Funds are collectively referred to as the “Funds,” and the Funds, together with other money market funds linked to the CMA service, are collectively referred to as the “CMA Funds.”

The CMA service is offered by Merrill Lynch (not the Funds). This prospectus provides information concerning the Funds, but is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, please review the CMA service and Beyond Banking account disclosures and account agreement.

Shares of the Funds are also offered to subscribers in certain other Merrill Lynch central asset account programs that may have different sweep features and annual fees. For more information about other Merrill Lynch programs, consult the relevant program description brochure provided to subscribers in those programs.

The Funds are money market funds whose shares are offered to subscribers in the CMA service as well as certain other Merrill Lynch central asset programs. Each CMA Fund is a no-load money market fund that seeks current income, preservation of capital and liquidity from investing in short term securities.

Each Fund has its own investment objectives, investment strategies and risks. We cannot guarantee that any of the Funds will achieve its objectives.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	35

Your Account

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch. You may also buy, sell and transfer shares through the Transfer Agent. To learn more about buying, selling and transferring shares through the Transfer Agent, call 1-800-221-7210. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before such Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Acts accounts.

36	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment

If you are a CMA service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.

If you are not a CMA service or other Merrill Lynch central asset account program subscriber, the minimum initial investment for a Fund is $5,000.

Have cash balances from your CMA or Beyond Banking accounts automatically invested in shares of the Fund designated as your primary money account

If you are a CMA service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

•Except as described below, cash balances of less than $1,000 in a CMA account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the New York Stock Exchange and New York banks are open, which will usually be a Monday.

•Cash balances in a CMA account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Merrill Lynch Ready Assets Trust or Merrill Lynch U.S.A. Government Reserves will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

•A cash deposit of $1 or more to a Beyond Banking account or of $1,000 or more to a CMA account, a cash balance of $1 or more to a Beyond Banking account or of $1,000 or more in a CMA account from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	37

If You Want To	Your Choices	Information Important for You to Know

Buy Shares (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order

If you are a CMA service or other Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.

Purchase requests received by any CMA Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch central asset account program at any time for any reason.

When purchasing shares as a CMA service subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Subscribers in certain Merrill Lynch central asset programs may be subject to different annual participation fees from CMA service subscribers.

	Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA service subscriber, you may call the Transfer Agent at 1-800-221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non- participating securities dealer	If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA service subscribers.

38	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA service subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account of a subscriber will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy any remaining debits.

Have your Merrill Lynch Financial Advisor submit your sales order

If you are a CMA service subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	39

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Dividends — Exempt-income, ordinary income and capital gains paid to shareholders. Dividends will be reinvested in additional Fund shares as they are paid.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “amortized cost” method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day that the New York Stock Exchange or New York banks are open immediately after the daily declaration of dividends. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Fund.

DIVIDENDS AND TAXES

The following discussion applies to the Tax-Exempt Fund and each State Fund, unless otherwise indicated. Dividends are declared and reinvested daily in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund intends to make distributions most of which will be exempt from Federal income tax and, for the State Funds, the designated state’s personal income tax and, in certain instances local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

To the extent that the dividends distributed by a Fund are from tax-exempt bond interest income, they are exempt from Federal income tax, and to the extent derived from interest on municipal bonds of a designated state, they are exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Tax-Exempt Fund or a State Fund investing in a designated state other than your state of

40	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for Federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from a Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.

If the value of assets held by a Fund declines, Fund Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

By law, your ordinary income dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number to the Fund in which you invest or the number is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and the Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	41

ELECTRONIC DELIVERY

The Tax-Exempt Fund and each State Fund are now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with your e-mail information. To sign up for this service, simply access the website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

42	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Management of the Funds

FUND ASSET MANAGEMENT

Fund Asset Management, the Manager of the Tax-Exempt Trust and each State Fund, manages the Tax-Exempt Trust and each State Fund’s investments and its business operations under the overall supervision of the Board of Trustees of the Tax-Exempt Trust or CMA Multi-State Municipal Series Trust, as applicable. The Manager has the responsibility for making all investment decisions for the Tax-Exempt Trust and each State Fund. The Tax-Exempt Trust pays the Manager a management fee at the annual rate of 0.250% of the Trust’s average daily net assets not exceeding $500 million; 0.175% of its average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.125% of its average daily net assets exceeding $1 billion. Prior to February 13, 2003, this fee was paid by the Tax-Exempt Fund. The Tax-Exempt Fund pays the Administrator an administrative fee at the annual rate of 0.25% of the Tax-Exempt Fund’s average daily net assets. Each State Fund pays the Manager a fee at the annual rate of 0.500% of the State Fund’s average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.

For the fiscal year ended March 31, 2003, the Manager received a fee at the annual rate of 0.38% for the Tax-Exempt Fund and 0.13% for the Tax-Exempt Trust, of the Fund’s/Trust’s average daily net assets. For the fiscal year ended March 31, 2003 the Manager received from the State Funds a fee at the annual rate of 0.50% for the CMA Arizona Municipal Money Fund, 0.41% for the CMA California Municipal Money Fund, 0.50% for the CMA Connecticut Municipal Money Fund, 0.50% for the CMA Massachusetts Municipal Money Fund, 0.50% for the CMA Michigan Municipal Money Fund, 0.45% for the CMA New Jersey Municipal Money Fund, 0.41% for the CMA New York Municipal Money Fund, 0.50% for the North Carolina Municipal Money Fund, 0.50% for the Ohio Municipal Money Fund and 0.49% for the CMA Pennsylvania Municipal Money Fund, of each Fund’s average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $498 billion in investment company and other portfolio assets under management as of June 2003.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	43

MASTER/FEEDER STRUCTURE FOR TAX-EXEMPT FUND

The Tax-Exempt Fund is a “feeder” fund that invest its assets in the Tax-Exempt Trust. Investors in the Tax-Exempt Fund will acquire an indirect interest in the Tax-Exempt Trust.

The Tax-Exempt Trust may accept investments from other feeder funds, and all the feeder funds of the Tax-Exempt Trust bear the Tax-Exempt Trust’s expenses in proportion to their assets. This structure may enable the Tax-Exempt Fund to reduce costs through economies of scale. If the Tax-Exempt Trust has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt Trust from different feeders may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt Trust on more attractive terms, or could experience better performance, than another feeder fund.

Whenever the Tax-Exempt Trust holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Tax-Exempt Trust.

The Tax-Exempt Fund may withdraw from the Tax-Exempt Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Tax-Exempt Fund’s assets.

44	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose reports, along with each Fund’s financial statements, are included in each Fund’s Annual Report which are available upon request. These periods cover operations prior to the Tax-Exempt Fund’s change to a “master/feeder” structure effective February 13, 2003.

	CMA Tax-Exempt Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003††	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized and unrealized gain (loss) on investments and from the Trust — net	— †	— †	— †	— †	— †

Total from investment operations	.01	.02	.03	.03	.03

Less dividends from investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.93%	1.76%	3.51%	2.91%	2.87%

Ratios to Average Net Assets:

Expenses	.55%‡	.55%	.54%	.54%	.55%

Investment income — net	.93%	1.78%	3.46%	2.87%	2.83%

Supplemental Data:

Net assets, end of year (in thousands)	$10,587,794	$10,545,626	$10,379,038	$10,188,792	$9,730,131

†	Amount is less than $.01 per share.
††	On February 13, 2003, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in the Trust which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure.
‡	Includes the Fund’s share of the Trust’s allocated expenses.

CMA TAX-EXEMPT FUND	45

	Arizona Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized gain (loss) on investments — net	—	—	— †	— †	— †

Total from investment operations	.01	.02	.03	.03	.03

Less dividends from investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.77%	1.68%	3.37%	2.80%	2.73%

Ratios to Average Net Assets:

Expenses	.72%	.71%	.74%	.71%	.73%

Investment income — net	.78%	1.71%	3.31%	2.76%	2.69%

Supplemental Data:

Net assets, end of year (in thousands)	$190,812	$227,708	$248,880	$227,210	$214,018

†	Amount is less than $.01 per share.

	California Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized gain (loss) on investments — net	—†	— †	— †	— †	— †

Total from investment operations	.01	.02	.03	.03	.03

Less dividends from investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.85%	1.61%	3.02%	2.59%	2.68%

Ratios to Average Net Assets:

Expenses	.57%	.57%	.58%	.58%	.58%

Investment income — net	.85%	1.58%	2.98%	2.56%	2.63%

Supplemental Data:

Net assets, end of year (in thousands)	$2,666,851	$2,714,886	$2,429,174	$2,312,154	$2,270,864

†	Amount is less than $.01 per share.

46	CMA MULTI-STATE MUNICIPAL SERIES TRUST

	Connecticut Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.01	.02	.03	.03	.03

Less dividends from investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.70%	1.49%	3.21%	2.66%	2.62%

Ratios to Average Net Assets:

Expenses	.67%	.67%	.67%	.67%	.70%

Investment income — net	.70%	1.50%	3.16%	2.63%	2.58%

Supplemental Data:

Net assets, end of year (in thousands)	$535,308	$631,776	$644,360	$623,491	$481,633

†	Amount is less than $.01 per share.

	Massachusetts Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	—

Total from investment operations	.01	.02	.03	.03	.03

Less dividends and distributions:

Investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)

Realized gain on investments — net	—	—	—	— †	—

Total dividends and distributions	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.79%	1.70%	3.34%	2.80%	2.77%

Ratios to Average Net Assets:

Expenses	.69%	.70%	.70%	.70%	.72%

Investment income — net	.78%	1.74%	3.28%	2.76%	2.72%

Supplemental Data:

Net assets, end of year (in thousands)	$421,618	$451,288	$525,563	$409,700	$331,437

†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	47

	Michigan Fund

Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized gain (loss) on investments — net	— †	—	— †	— †	— †

Total from investment operations	.01	.02	.03	.03	.03

Less dividends from investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.85%	1.74%	3.47%	2.86%	2.78%

Ratios to Average Net Assets:

Expenses	.69%	.70%	.70%	.70%	.71%

Investment income — net	.84%	1.77%	3.40%	2.81%	2.72%

Supplemental Data:

Net assets, end of year (in thousands)	$349,249	$360,558	$391,944	$360,334	$393,612

†	Amount is less than $.01 per share.
	New Jersey Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized gain on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.01	.02	.03	.03	.03

Less dividends and distributions:
Investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)
Realized gain on investments — net	— †	—	—	—	—

Total dividends and distributions	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.80%	1.66%	3.35%	2.74%	2.71%

Ratios to Average Net Assets:

Expenses	.62%	.62%	.62%	.64%	.66%

Investment income — net	.79%	1.68%	3.27%	2.71%	2.65%

Supplemental Data:

Net assets, end of year (in thousands)	$1,225,954	$1,266,932	$1,309,394	$1,085,988	$1,017,235

†	Amount is less than $.01 per share.

48	CMA MULTI-STATE MUNICIPAL SERIES TRUST

	New York Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.01	.02	.03	.03	.03

Less dividends from investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.91%	1.74%	3.49%	2.86%	2.79%

Ratios to Average Net Assets:

Expenses	.57%	.57%	.58%	.58%	.61%

Investment income — net	.92%	1.72%	3.42%	2.83%	2.74%

Supplemental Data:

Net assets, end of year (in thousands)	$2,527,958	$2,663,032	$2,523,324	$2,177,183	$1,826,720

† Amount is less than $.01 per share.

	North Carolina Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized gain (loss) on investments — net	— †	—	—	— †	— †

Total from investment operations	.01	.02	.03	.03	.03

Less dividends from investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.76%	1.63%	3.42%	2.76%	2.73%

Ratios to Average Net Assets:

Expenses	.70%	.71%	.71%	.71%	.71%

Investment income — net	.77%	1.62%	3.36%	2.72%	2.69%

Supplemental Data:

Net assets, end of year (in thousands)	$288,079	$366,196	$330,559	$291,536	$304,066

†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	49

	Ohio Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized gain on investments — net	—	— †	—	— †	—

Total from investment operations	.01	.02	.03	.03	.03

Less dividends and distributions:
Investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)
Realized gain on investments — net	— †	—	—	—	—

Total dividends and distributions	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.90%	1.81%	3.49%	2.89%	2.85%

Ratios to Average Net Assets:

Expenses	.69%	.70%	.70%	.69%	.71%

Investment income — net	.90%	1.83%	3.43%	2.85%	2.80%

Supplemental Data:

Net assets, end of year (in thousands)	$474,267	$454,196	$461,941	$432,473	$402,370

† Amount is less than $.01 per share.

	Pennsylvania Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.02	.03	.03	.03

Realized loss on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.01	.02	.03	.03	.03

Less dividends from investment income — net	(.01)	(.02)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.83%	1.71%	3.47%	2.81%	2.77%

Ratios to Average Net Assets:

Expenses	.67%	.68%	.68%	.69%	.70%

Investment income — net	.84%	1.72%	3.42%	2.78%	2.71%

Supplemental Data:

Net assets, end of year (in thousands)	$591,105	$628,356	$601,403	$539,177	$528,840

†	Amount is less than $.01 per share.

50	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

FOR MORE INFORMATION

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports. In each Fund’s Annual Report, you will find a discussion of  the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-221-7210.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Statement of Additional Information contains further information about each Fund. The portions of the Statement of Additional Information relating to each Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to a Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in a Fund. You may request a free copy by writing to the CMA Tax-Exempt Fund or the CMA Multi-State Municipal Series Trust at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-221-7210.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-3111 and #811-5011

Code #16817-07-03

©Fund Asset Management, L.P.

Prospectus

July 28, 2003

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

CMA® TAX–EXEMPT FUND

CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA® ARIZONA MUNICIPAL MONEY FUND	CMA® NEW JERSEY MUNICIPAL MONEY FUND
CMA® CALIFORNIA MUNICIPAL MONEY FUND	CMA® NEW YORK MUNICIPAL MONEY FUND
CMA® CONNECTICUT MUNICIPAL MONEY FUND	CMA® NORTH CAROLINA MUNICIPAL MONEY FUND
CMA® MASSACHUSETTS MUNICIPAL MONEY FUND	CMA® OHIO MUNICIPAL MONEY FUND
CMA® MICHIGAN MUNICIPAL MONEY FUND	CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

This Statement of Additional Information of the CMA Tax-Exempt Fund and each series of CMA Multi-State Municipal Series Trust (the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 28, 2003, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-221-7210 or by writing to the Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. Each Fund’s audited financial statements are incorporated by reference into this Statement of Additional Information by reference to that Fund’s 2003 Annual Report. You may request a copy of each Annual Report at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

FUND ASSET MANAGEMENT, L.P.—MANAGER

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED—DISTRIBUTOR

The date of this Statement of Additional Information is July 28, 2003.

Table Of Contents

Part I

Investment Objectives and Policies	I-1
Investment Restrictions	I-4
Information on Trustees and Officers	I-8
Management and Advisory Arrangements	I-14
Distribution Related Expenses	I-17
Yield Information	I-18
Portfolio Transactions	I-18
Additional Information	I-19
State Fund Tax Summaries	I-22
Financial Statements	I-25

Part II

Investment Risks and Considerations	II-1
Management of the Funds	II-11
Purchase of Shares	II-13
Redemption of Shares	II-23
Shareholder Services	II-29
Determination of Net Asset Value	II-31
Yield Information	II-32
Portfolio Transactions	II-33
Dividends and Taxes	II-34
Proxy Voting Policies and Procedures	II-39
General Information	II-42
Appendix A—Description of Debt Ratings	A-1
Appendix B—Economic and Financial Conditions in Arizona	B-1
Appendix C— Economic and Financial Conditions in California	C-1
Appendix D— Economic and Financial Conditions in Connecticut	D-1
Appendix E— Economic and Financial Conditions in Massachusetts	E-1
Appendix F— Economic and Financial Conditions in Michigan	F-1
Appendix G—Economic and Financial Conditions in New Jersey	G-1
Appendix H—Economic and Financial Conditions in New York	H-1
Appendix I—Economic and Financial Conditions in North Carolina	I-1
Appendix J—Economic and Financial Conditions in Ohio	J-1
Appendix K—Economic and Financial Conditions in Pennsylvania	K-1

Part I

Part I of this Statement of Additional Information sets forth information about CMA Tax-Exempt Fund (the “Tax-Exempt Fund”) and CMA Multi-State Municipal Series Trust (the “Trust”). The Trust consists of CMA Arizona Municipal Money Fund (the “Arizona Fund”), CMA California Municipal Money Fund (the “California Fund”), CMA Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA Michigan Municipal Money Fund (the “Michigan Fund”), CMA New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA New York Municipal Money Fund (the “New York Fund”), CMA North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA Ohio Municipal Money Fund (the “Ohio Fund”) and CMA Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and Tax-Exempt Fund are collectively referred to herein as the “Funds”). It includes information about each Fund’s Board of Trustees, the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with each Fund and Trust’s Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund or the Trust.

I.	Investment Objectives and Policies

CMA Tax-Exempt Fund

Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding master trust, the Master Tax-Exempt Trust (the “Tax-Exempt Trust”), which has the same investment objectives and strategies as the Fund. All investments will be made at the Tax-Exempt Trust level. Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Tax-Exempt Trust in which Tax-Exempt Fund invests.

Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of Tax-Exempt Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of short term high quality tax-exempt money market securities. The Tax-Exempt Fund is classified as diversified under the Investment Company Act.

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers or derivative or synthetic municipal instruments, the interest on which, according to bond counsel to the issuer, is exempt from Federal income tax (“Municipal Securities”). The Tax-Exempt Fund may invest a portion of its assets in certain Municipal Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which is exempt from Federal income tax (including the alternative minimum tax) or will invest in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax, including the alternative minimum tax. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Municipal Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Municipal Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs “) and participations therein (“Participating VRDOs “) and derivative or synthetic municipal instruments (“Derivative Products “). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short-term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of the Tax-Exempt Fund. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Municipal Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in industrial development bonds or private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds “). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

CMA State Funds

Each State Fund is a money market fund. The investment objectives of each State Fund are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the State Funds’ outstanding securities. Each State Fund is classified as a non-diversified fund under the Investment Company Act.

Each State Fund seeks to achieve its objectives by investing in a portfolio of short term, high quality tax-exempt money market securities. Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations with remaining maturities of 397 days (13 months) or less that are issued by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is exempt, in the opinion of counsel to the issuer, from Federal income tax and the designated state’s personal (and where applicable, local) income tax. It is expected that the value of such investments would be exempt from state personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved.

Under normal circumstances, each State Fund will invest at least 80% of its net assets in securities the income from which is exempt from both Federal income tax and its designated state’s income tax or will invest so that at least 80% of the income it distributes will be exempt from both Federal income tax and its designated state’s income tax. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy of each Fund and may not be changed without the approval of a majority of each Fund’s outstanding shares as defined in the Investment Company Act.

State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and/or local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is exempt, in the opinion of counsel to the issuer, from Federal income tax but not state or, where relevant, local personal income tax and the value of which may be subject to state or local intangible personal property tax. Such obligations, either separately or together with State Municipal Securities, are herein referred to as “Municipal Securities.”

Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of each State Fund’s net assets invested in “private activity bonds “ will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of Fund Asset Management L.P. (“FAM” or the “Manager”), prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state personal property tax and/or local intangible property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as “private activity bonds.” Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration “in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See “Investment Objectives and Policies—Other Factors” below.

Investment in State Fund shares offers several potential benefits. State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards. The dollar weighted average maturity of each Fund’s portfolio will be 90 days or less.

Certain of the instruments in which State Funds invest, including VRDOs and Derivative Products, effectively provide State Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the Underlying Bonds. Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price that adversely affects the State Fund.

II.	Investment Restrictions

CMA Tax-Exempt Fund

The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of Tax-Exempt Fund’s outstanding shares (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the following fundamental restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

The Tax-Exempt Trust has adopted investment restrictions substantially similar to those set forth below. In addition, the Tax-Exempt Trust has adopted certain additional fundamental investment restrictions and certain non-fundamental investment restrictions. The Tax-Exempt Trust’s non-fundamental investment restrictions may be changed by the Tax-Exempt Trust’s Board of Trustees without interest holder approval.

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) purchase any securities other than Municipal Securities referred to herein and in the Prospectus;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4) make investments for the purpose of exercising control or management;

(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein and under the heading “Information Concerning Municipal Securities;”

(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940);

(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities;

(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

As a fundamental policy, the Tax-Exempt Fund and the Tax-Exempt Trust each will, under normal circumstances, invest at least 80% of its assets in securities the income from which is exempt from Federal income tax and any Federal alternative minimum tax or will invest in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax and any Federal alternative minimum tax.

The Tax-Exempt Trust has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Tax-Exempt Trust may not:

(1) borrow money, except that (i) the Tax-Exempt Trust may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Tax-Exempt Trust may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Tax-Exempt Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Tax-Exempt Trust may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Tax-Exempt Trust’s Prospectus and Statement of Additional Information. The Tax-Exempt Trust may not pledge its assets other than to secure such borrowings or to the extent permitted by the Tax-Exempt Trust’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(2) make any investment inconsistent with the Tax-Exempt Trust’s classification as a diversified investment company under the Investment Company Act.

The Tax-Exempt Trust also has adopted non-fundamental investment restrictions, that may be changed by the Tax-Exempt Trust’s Board of Trustees without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Tax-Exempt Trust may not:

a.	write, purchase of sell puts, calls or combinations thereof.
b.	subject to its fundamental investment restrictions, the Tax-Exempt Trust may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Tax-Exempt Trust.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (15) above, industry means any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices or as defined by Fund management.

CMA State Funds

The Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Under these fundamental investment restrictions, no State Fund may:

(1) purchase any securities other than securities referred to under “How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies” herein;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3) make investments for the purpose of exercising control or management;

(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and “Information Concerning Tax Exempt Securities;”

(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged “ investment companies may borrow in excess of 5% of their assets; however, State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and

(14) issue senior securities to the extent such issuance would violate applicable law.

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (15) above, industry means any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices or as defined by Fund management.

III.	Information on Trustees and Officers

The Board of Trustees of each Fund consists of eight individuals, seven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees “). The same individuals serve as the Trustees of the Tax-Exempt Trust. The Trustees of each Fund are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of each Fund’s Audit and Oversight Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of each Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. Each Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to each Fund, (ii) discuss with the independent accountants certain matters relating to each Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of each Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of each Fund has adopted a written charter for each Committee. Each Committee also reviews and nominates candidates to serve as non-interested Trustees. Each Committee generally will not consider nominees recommended by shareholders. Each Committee has retained independent legal counsel to assist it in connection with these duties. Each Committee met five times during the fiscal year ended March 31, 2003.

Biographical Information

Certain biographical and other information relating to the non-interested Trustees of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), (“MLIM/FAM-advised funds”) and other public directorships.

Name, Address* and Age of Trustee	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (62)	Trustee of each Fund and Trust	Trustee of each Fund since inception***	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000, International Consultant, Urban Institute, Washington D.C. from 1995 to 1999.	44 registered investment companies consisting of 49 portfolios	None

Name, Address* and Age of Trustee	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Cynthia A. Montgomery (51)	Trustee	Trustee of each Fund since 1993

Professor, Harvard Business School

since 1989; Associate Professor, J.L.

Kellogg Graduate School of

Management, Northwestern University

from 1985 to 1989: Associate Professor, Graduate School of Business

Administration, University of Michigan

from 1979 to 1985.

				44 registered investment companies consisting of 49 portfolios	UnumProvident Corporation (insurance products); NewellRubbermaid Inc. (manufacturing)

Charles C. Reilly (72)	Trustee	Trustee of Tax-Exempt Fund, California Fund and New York Fund since 1990 and of each other Fund since inception***

Self-employed financial consultant since 1990; President and Chief Investment Officer of Versus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University

of Pennsylvania from 1989 to 1990.

				44 registered investment companies consisting of 49 portfolios	None

Kevin A. Ryan (70)	Trustee	Trustee of Arizona Fund and Tax-Exempt Fund since inception*** and of each other Fund since 1992

Founder and currently Director

Emeritus of the Boston University

Center for the Advancement of Ethics

and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education of Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

				44 registered investment companies consisting of 49 portfolios	None

Roscoe S. Suddarth (67)	Trustee	Trustee of each Fund since 2001

President, Middle East Institute, from

1995 to 2001; Foreign Service Officer,

United States Foreign Service, from

1961 to 1995; Career Minister, from

1989 to 1995; Deputy Inspector

General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

				44 registered investment companies consisting of 49 portfolios	None

Richard R. West (65)	Trustee	Trustee of each Fund since inception***	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	44 registered investment companies consisting of 49 portfolios	Bowne & Co., Inc. (financial printers): Vornado Realty Trust, Inc. (real estate holding company); Vornado Operating Company (real estate company); Alexander’s Inc. (real estate company)

Edward D. Zinbarg (68)	Trustee	Trustee of each Fund since 2001	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	44 registered investment companies consisting of 49 portfolios	None

*	The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute.
***	The inception date for each Fund is: Tax-Exempt Fund 1989; Arizona Fund 1993; California Fund 1988; Connecticut Fund 1991; Massachusetts Fund 1990; Michigan Fund 1991; New Jersey Fund 1990; New York Fund 1988; North Carolina Fund 1991; Ohio Fund 1991; Pennsylvania Fund 1990.

Certain biographical and other information relating to the Trustee who is an officer and an “interested person” of each Fund as defined in the Investment Company Act (the “interested Trustee”) and to the other officers of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served and the total number of portfolios overseen in MLIM/FAM-advised funds.

Name, Address* and Age	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn (62)***	President and Trustee of each Fund	President and Trustee since 1999 ****	President and Chairman of MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc.(“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	114 registered investment companies consisting of 159 portfolios	None

Donald C. Burke (43)	Vice President and Treasurer of each Fund	Vice President since 1993 Treasurer since 1999

First Vice President of FAM

and MLIM since 1997 and Treasurer

thereof since 1999; Senior Vice

President and Treasurer of Princeton

Services since 1999; Vice President of

FAMD since 1999; Vice President of

FAM and MLIM from 1990 to

1997; Director of Taxation of MLIM since 1990.

				113 registered investment companies consisting of 158 portfolios	None

Kenneth A. Jacob (51)	Senior Vice President of each Fund	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	37 registered investment companies consisting of 49 portfolios	None

John M. Loffredo (39)	Senior Vice President of each Fund	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	37 registered investment company consisting of 49 portfolios	None

Edward J. Andrews (42)	Vice President and Portfolio Manager of New York Fund	Vice President since 1993	Vice President of MLIM since 1991; investment officer in the Private Banking Division of Citibank, N.A. from 1982 to 1991.	2 registered investment companies consisting of 2 portfolios	None

Name, Address* and Age	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Peter J. Hayes (44)	Vice President and Portfolio Manager of Tax-Exempt Fund	Vice President since 1989	Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	3 registered investment companies consisting of 2 portfolios	None

Steven T. Lewis (39)	Vice President and Portfolio Manager of California, Connecticut and New Jersey Funds	Vice President since 1996*	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998.	1 registered investment company consisting of 3 portfolios	None

Darrin J. SanFillippo (38)	Vice President and Portfolio Manager of Arizona, Michigan, North Carolina and Pennsylvania Funds	Portfolio Manager and Vice President since 1996*	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998.	1 registered investment company consisting of 4 portfolios	None

Kevin A. Schiatta (47)	Vice President and Portfolio Manager of Massachusetts and Ohio Funds	Vice President since 1990*	Vice President of MLIM since 1985.	1 registered investment company consisting of 2 portfolios	None

Phillip S. Gillespie (39)	Secretary of each Fund	Secretary of each Fund since 2001	First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.	58 registered investment companies consisting of 74 portfolios	None

*	The address for each officer listed in this table is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Funds based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P.
***	Elected by and serves at the pleasure of the Board of Trustees of the Fund.
****	As a Trustee, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his or death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute.
#	The inception date for each Fund is: Tax-Exempt Fund 1989; Arizona Fund 1993; California Fund 1988; Connecticut Fund 1991; Massachusetts Fund 1990; Michigan Fund 1991; New Jersey Fund 1990; New York Fund 1988; North Carolina Fund 1991; Ohio Fund 1991; Pennsylvania Fund 1990.

Share Ownership

Information relating to each Trustee’s share ownership in each Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Supervised Merrill Lynch Funds”) as of December 31, 2002 is set forth in the table below.

Aggregate Dollar Range of Equity
Name	Tax-Exempt Fund	Arizona Fund	California Fund	Connecticut Fund
Interested Director:
Terry K. Glenn	None	None	None	None
Non-Interested Directors:
Ronald W. Forbes	$1-$10,000	None	None	None
Cynthia A. Montgomery	None	None	None	None
Charles C. Reilly	None	None	None	None
Kevin A. Ryan	None	None	None	None
Roscoe S. Suddarth	None	None	None	None
Richard R. West	None	None	None	None
Edward D. Zinbarg	None	None	None	None

Aggregate Dollar Range of Equity
Name	Massachusetts Fund	Michigan Fund	New Jersey Fund	New York Fund
Interested Director:
Terry K. Glenn	None	None	None	None
Non-Interested Directors:
Ronald W. Forbes	None	None	None	None
Cynthia A. Montgomery	None	None	None	None
Charles C. Reilly	None	None	None	None
Kevin A. Ryan	None	None	None	None
Roscoe S. Suddarth	None	None	None	None
Richard R. West	None	None	None	None
Edward D. Zinbarg	None	None	None	Over $100,000

Aggregate Dollar Range of Equity
Name	North Carolina Fund	Ohio Fund	Pennsylvania Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Terry K. Glenn	None	None	over $100,000	over $100,000
Non-Interested Directors:
Ronald W. Forbes	None	None	None	over $100,000
Cynthia A. Montgomery	None	None	None	$50,001 to $100,000
Charles C. Reilly	None	None	None	over $100,000
Kevin A. Ryan	None	None	None	over $100,000
Roscoe S. Suddarth	None	None	None	over $100,000
Richard R. West	None	None	None	over $100,000
Edward D. Zinbarg	None	None	None	over $100,000

As of July 18, 2003, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2002, none of the non-interested Trustees or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Directors

The State Funds pay each non-interested Director a combined fee, for service on each State Fund Board and Committee, of $8,000 per year plus $500 per in person Board meeting attended and $500 per each in person Committee meeting attended. Each of the Co-Chairmen of each State Fund Committee receives an additional fee of $1,000 per year. The Tax-Exempt Fund pays each non-interested Director a combined fee, for service on the Tax-Exempt Fund Board and Committee, of $7,000 per year plus $250 per in person Board meeting attended and $250 per in person Committee meeting attended. Each of the Co-Chairmen of the Tax-Exempt Fund Committee receives an additional fee of $1,000 per year. Each Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following tables show the compensation earned by the non-interested Trustees for the fiscal year ended March 31, 2003 and the aggregate compensation paid to them by all MLIM/FAM-advised funds, for the calendar year ended December 31, 2002.

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds* Paid to Trustees
CMA Tax-Exempt Fund/Trust
Ronald W. Forbes**	$10,500	None	$308,400
Cynthia A. Montgomery	$9,500	None	$266,400
Charles C. Reilly**	$10,500	None	$308,400
Kevin A. Ryan	$9,500	None	$266,400
Roscoe S. Suddarth	$9,500	None	$266,400
Richard R. West	$9,500	None	$275,400
Edward D. Zinbarg	$9,500	None	$266,400
CMA Arizona Fund
Ronald W. Forbes**	$314.69	None	$308,400
Cynthia A. Montgomery	$291.54	None	$266,400
Charles C. Reilly**	$314.69	None	$308,400
Kevin A. Ryan	$291.54	None	$266,400
Roscoe S. Suddarth	$291.54	None	$266,400
Richard R. West	$291.54	None	$275,400
Edward D. Zinbarg	$291.54	None	$266,400
CMA California Fund
Ronald W. Forbes**	$3,923.65	None	$308,400
Cynthia A. Montgomery	$3,645.08	None	$266,400
Charles C. Reilly**	$3,923.65	None	$308,400
Kevin A. Ryan	$3,645.08	None	$266,400
Roscoe S. Suddarth	$3,645.08	None	$266,400
Richard R. West	$3,645.08	None	$275,400
Edward D. Zinbarg	$3,645.08	None	$266,400
CMA Connecticut Fund
Ronald W. Forbes**	$877.54	None	$308,400
Cynthia A. Montgomery	$813.90	None	$266,400
Charles C. Reilly**	$877.54	None	$308,400
Kevin A. Ryan	$813.90	None	$266,400
Roscoe S. Suddarth	$813.90	None	$266,400
Richard R. West	$813.90	None	$275,400
Edward D. Zinbarg	$813.90	None	$266,400
CMA Massachusetts Fund
Ronald W. Forbes**	$646.68	None	$308,400
Cynthia A. Montgomery	$600.41	None	$266,400
Charles C. Reilly**	$646.68	None	$308,400
Kevin A. Ryan	$600.41	None	$266,400
Roscoe S. Suddarth	$600.41	None	$266,400
Richard R. West	$600.41	None	$275,400
Edward D. Zinbarg	$600.41	None	$266,400
CMA Michigan Fund
Ronald W. Forbes**	$520.90	None	$308,400
Cynthia A. Montgomery	$483.70	None	$266,400
Charles C. Reilly**	$520.90	None	$308,400
Kevin A. Ryan	$483.70	None	$266,400
Roscoe S. Suddarth	$483.70	None	$266,400
Richard R. West	$483.70	None	$275,400
Edward D. Zinbarg	$483.70	None	$266,400
CMA New Jersey Fund
Ronald W. Forbes**	$1,788.47	None	$308,400
Cynthia A. Montgomery	$1,661.10	None	$266,400
Charles C. Reilly**	$1,788.47	None	$308,400
Kevin A. Ryan	$1,661.10	None	$266,400

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds* Paid to Trustees
Roscoe S. Suddarth	$1,661.10	None	$266,400
Richard R. West	$1,661.10	None	$275,400
Edward D. Zinbarg	$1,661.10	None	$266,400
CMA New York Fund
Ronald W. Forbes**	$3,846.65	None	$308,400
Cynthia A. Montgomery	$3,571.96	None	$266,400
Charles C. Reilly**	$3,846.65	None	$308,400
Kevin A. Ryan	$3,571.96	None	$266,400
Roscoe S. Suddarth	$3,571.96	None	$266,400
Richard R. West	$3,571.96	None	$275,400
Edward D. Zinbarg	$3,571.96	None	$266,400
CMA North Carolina Fund
Ronald W. Forbes**	$511.46	None	$308,400
Cynthia A. Montgomery	$474.26	None	$266,400
Charles C. Reilly*	$511.46	None	$308,400
Kevin A. Ryan	$474.26	None	$266,400
Roscoe S. Suddarth	$474.26	None	$266,400
Richard R. West	$474.26	None	$275,400
Edward D. Zinbarg	$474.26	None	$266,400
CMA Ohio Fund
Ronald W. Forbes**	$678.15	None	$308,400
Cynthia A. Montgomery	$630.10	None	$266,400
Charles C. Reilly**	$678.15	None	$308,400
Kevin A. Ryan	$630.10	None	$266,400
Roscoe S. Suddarth	$630.10	None	$266,400
Richard R. West	$630.10	None	$275,400
Edward D. Zinbarg	$630.10	None	$266,400
CMA Pennsylvania Fund
Ronald W. Forbes**	$891.81	None	$308,400
Cynthia A. Montgomery	$827.95	None	$266,400
Charles C. Reilly**	$827.95	None	$308,400
Kevin A. Ryan	$827.95	None	$266,400
Roscoe S. Suddarth	$827.95	None	$266,400
Richard R. West	$827.95	None	$275,400
Edward D. Zinbarg	$827.95	None	$266,400

*	For information on the number of MLIM/FAM-advised funds from which each Trustee received compensation, see the chart beginning on p. I-8.
**	Co-chairman of the Committee.

IV.	Management and Advisory Arrangements

Management Services for the State Funds. The CMA Trust has entered into a separate Management Agreement on behalf of each State Fund with the Manager, pursuant to which the Manager receives a monthly fee from each State Fund at the following annual rates:

Portion of average daily net assets:

Rate
Not exceeding $500 million	0.500%
In excess of $500 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

Set forth below are the total management fees paid by each State Fund to the Manager pursuant to its respective Management Agreement for the fiscal years ended March 31, 2003, 2002, and 2001:

	Management Fee For the Year Ended March 31,
	2003	2002	2001
Arizona Fund	$976,054	$1,167,354	$1,113,364
California Fund	$10,766,051	$10,330,526	$9,690,839
Connecticut Fund	$2,711,210	$2,993,148	$2,874,515
Massachusetts Fund	$2,136,115	$2,360,731	$2,133,020
Michigan Fund	$1,739,621	$1,907,535	$1,824,891
New Jersey Fund	$5,355,569	$5,503,929	$4,976,022
New York Fund	$10,447,104	$10,352,734	$9,110,896
North Carolina Fund	$1,616,597	$1,671,406	$1,496,996
Ohio Fund	$2,312,178	$2,331,180	$2,102,947
Pennsylvania Fund	$2,886,959	$3,029,321	$2,719,449

Management Services for the Tax Exempt Fund

Prior Management Arrangements for the Tax-Exempt Fund.    Prior to the conversion of the Tax-Exempt Fund to a “master/feeder” structure, all management and administrative services were provided directly at the Tax-Exempt Fund level and were paid pursuant to the Tax-Exempt Fund’s management agreement with FAM at an annual fee rate of 0.500% of the Tax-Exempt Fund’s average daily net assets not exceeding $500 million; 0.425% of the Tax-Exempt Fund’s average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the Tax-Exempt Fund’s average daily net assets in excess of $1 billion. The services provided to the Tax-Exempt Fund included all those described below under “Management of the Fund” in Part II of the Fund’s Statement of Additional Information.

Present Management Services for the Tax-Exempt Trust.    The Tax-Exempt Fund invests all of its assets in the Tax-Exempt Trust. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require management services. With the conversion to a master/feeder structure, all portfolio management for the Tax-Exempt Fund occurs at the Tax-Exempt Trust level. The Tax-Exempt Trust has entered into a Management Agreement with FAM as Manager. Subject to the supervision of the Tax-Exempt Trust’s Board of Trustees, the Manager is responsible for the actual management of Tax-Exempt Trust’s portfolio and constantly reviews the Tax-Exempt Trust’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for the management of the Tax-Exempt Trust.

Present Tax-Exempt Fund Management Fee.    The Manager receives a monthly fee from the Tax-Exempt Trust at the annual rates set forth below:

Portion of average daily value of net assets:

Rate
Not exceeding $500 million . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.250%
In excess of $500 million but not exceeding $1 billion . . . . . . . . . . . . . .	0.175%
In excess of $1 billion	0.125%.

The table below sets forth information about the total management fees paid by the Tax-Exempt Fund to FAM for the periods indicated.

	For Fiscal Years Ended March 31,
	2003		2002	2001
Tax-Exempt Fund	$34,799,724	*	$39,627,194	$37,603,042
Tax-Exempt Trust**	$1,822,207		N/A	N/A

*	For the period April 1, 2002 to February 12, 2003.
**	For the period February 13, 2003 to March 31, 2003.

In connection with its consideration of each Management Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to each Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to management services, the Manager and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. The Board also considered the Manager’s costs of providing services, and the direct and indirect benefits to the Manager from its relationship with the Funds. The benefits considered by the Board included not only the Manager’s compensation for management services under the Management Agreement, but also each Fund’s profitability to the Manager and the compensation paid to the Manager or its affiliates for other, non-advisory services provided to the Funds. With respect to the Management Agreement with the Tax-Exempt Trust, the Board also considered the services provided by and the compensation paid to FAM under the Administration Agreement described below. The Board also compared each Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Funds by the Manager and its affiliates, the Board concluded that the management fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in any economies of scale that the Manager may experience as a result of growth in the Fund’s assets.

Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Trustees concluded that each management fee rate was reasonable in relation to the services provided. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

CMA Tax-Exempt Fund Administrative Services and Administrative Fee.    The Tax-Exempt Fund has entered into an administration agreement (an “Administration Agreement”) with FAM as Administrator (in such capacity, the “Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund.

The Administration Agreement obligates the Administrator to provide certain administrative services to the Tax-Exempt Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Tax-Exempt Fund. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Tax-Exempt Fund who are affiliated persons of the Administrator or any of its affiliates. The Tax-Exempt Fund pays, or causes to be paid, all other expenses incurred in the operation of the Tax-Exempt Fund (except to the extent paid by the distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), see “Distribution Related Expenses” in this Statement of Additional Information), including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of redemption of Fund shares, Commission fees, expenses of registering Tax-Exempt Fund shares under federal, state or foreign securities laws, fees and actual out-of-pocket expenses of non-interested Trustees, if any, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Tax-Exempt Fund. Merrill Lynch will pay certain of the expenses of the Tax-Exempt Fund incurred in connection with the continuous offering of its shares. Certain expenses will be financed by the Tax-Exempt Fund pursuant to a distribution plan in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares” and “Redemption of Shares” in Part II of the Fund’s Statement of Additional Information. Certain accounting services are provided to the Tax-Exempt Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Tax-Exempt Fund. The Tax-Exempt Trust pays a fee for these services. In addition, the Tax-Exempt Trust reimburses the FAM for certain additional accounting services.

For the period February 13, 2003 (commencement of operations) to March 31, 2003, the Tax-Exempt Fund paid the Administrator $3,419,050 for administrative services.

Duration and Termination of Administration Agreement.    Unless earlier terminated as described below, the Administration Agreement will remain in force for two years from the date of the Administration Agreement and will continue from year to year if approved annually (a) by the Board of Trustees of the Tax-Exempt Fund or by a vote of a majority of the outstanding voting securities of theTax-Exempt Fund and (b) by a majority of the Trustees of each Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Tax-Exempt Fund.

Transfer Agency Services

The table below sets forth the fees paid by each Fund, including out-of-pocket expenses, to the transfer agent for the fiscal years ended March 31, 2003, 2002 and 2001.

	For the Year Ended March 31,
	2003	2002*	2001*
Tax Exempt Fund	$1,153,787	$1,380,114	$1,266,727
Arizona Fund	$20,057	$24,836	$20,594
California Fund	$196,262	$230,360	$208,102
Connecticut Fund	$47,923	$57,789	$49,062
Massachusetts Fund	$53,990	$65,621	$56,438
Michigan Fund	$46,517	$57,915	$50,446
New Jersey Fund	$120,630	$143,196	$118,819
New York Fund	$231,158	$277,988	$222,892
North Carolina Fund	$39,455	$48,013	$43,527
Ohio Fund	$61,087	$69,772	$58,269
Pennsylvania Fund	$70,874	$106,165	$81,787

*	For the fiscal year ended March 31, 2001 and the period April 1, 2001 to June 30, 2001, each Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher. The higher rates became effective July 1, 2001.

Accounting Services

The table below shows the amounts paid by each Fund to State Street and to the Manager for accounting services for the periods indicated:

	Paid to State Street For the Year Ended March 31,				Paid to the Manager For the Year Ended March 31,
	2003		2002	2001+	2003		2002	2001
Tax Exempt Trust++	$155,165	*	N/A	N/A	$30,048	*	N/A	N/A+
Tax Exempt Fund	$884,440		$1,038,904	$245,248	$181,047		$98,047	$805,056
Arizona Fund	$50,119		$35,653	$14,255	$4,214		$6,349	$77,703
California Fund	$331,110		$305,167	$76,423	$48,368		$35,426	$318,212
Connecticut Fund	$105,354		$90,609	$28,408	$11,114		$12,768	$134,429
Massachusetts Fund	$86,111		$93,647	$23,399	$8,781		$23,187	$55,155
Michigan Fund	$73,669		$57,798	$19,873	$7,226		$8,781	$71,768
New Jersey Fund	$188,391		$196,501	$47,077	$22,960		$45,780	$71,486
New York Fund	$322,860		$323,643	$76,726	$46,990		$41,391	$272,790
North Carolina Fund	$71,057		$56,999	$17,562	$6,841		$7,984	$76,084
Ohio Fund	$91,136		$78,610	$22,048	$9,471		$10,157	$96,371
Pennsylvania Fund	$110,146		$116,970	$27,669	$11,739		$13,184	$67,485

*	For providing services to the Trust and the Fund.
+	Represents payments pursuant to the Agreement with State Street effective January 1, 2001.
++	For the period of February 13, 2003, the commencement of the Trust, to March 31, 2003.

V.	Distribution Related Expenses

The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch that are covered by the Management Agreements (see “Management of the Funds—Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Amended Distribution Plans benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for the periods indicated. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.

	For the Fiscal Year Ended March 31,
	2003	2002	2001
Tax Exempt Fund	$13,030,962	$12,894,094	$12,216,900
Arizona Fund	$242,384	$291,156	$278,384
California Fund	$3,278,185	$3,146,690	$2,936,933
Connecticut Fund	$683,874	$767,636	$735,224
Massachusetts Fund	$531,847	$588,240	$532,963
Michigan Fund	$426,827	$474,276	$454,632
New Jersey Fund	$1,484,348	$1,538,329	$1,367,840
New York Fund	$3,180,194	$3,156,236	$2,747,570
North Carolina Fund	$403,503	$417,556	$373,634
Ohio Fund	$576,439	$581,090	$525,053
Pennsylvania Fund	$733,884	$779,251	$689,019

VI.	Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. Set forth below is the seven day yield for each Fund for the fiscal year ended March 31, 2003:

Fund	Seven-Day Period Ended March 31, 2003 Excluding gains and losses
Tax Exempt Fund	0.73%
Arizona Fund	0.57%
California Fund	0.69%
Connecticut Fund	0.51%
Massachusetts Fund	0.57%
Michigan Fund	0.60%
New Jersey Fund	0.59%
New York Fund	0.71%
North Carolina Fund	0.53%
Ohio Fund	0.65%
Pennsylvania Fund	0.64%

VII.	Portfolio Transactions

See “Portfolio Transactions” in Part II of each Fund’s Statement of Additional Information for further information.

Set forth below are the number of principal transactions each Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the fiscal years ended March 31, 2003, 2002 and 2001.

	For the Year Ended March 31,
	2003			2002		2001
	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*
Tax Exempt Fund and Trust	19	$374.5	36	$647.7	63	$1,299.5
Arizona Fund	2	$10.0	0	—	9	$21.7
California Fund	46	$666.3	69	$809.0	50	$666.4
Connecticut Fund	7	$49.7	40	$288.8	19	$127.4
Massachusetts Fund	1	$8.0	16	$187.4	10	$81.6
Michigan Fund	0	—	12	$127.9	6	$65.6
New Jersey Fund	3	$32.0	3	$16.0	12	$130.7
New York Fund	1	$25.1	5	$50.0	4	$17.7
North Carolina Fund	12	$55.0	36	$225.3	25	$76.9
Ohio Fund	0	—	0	—	0	—
Pennsylvania Fund	0	—	0	—	0	—

*	In millions.

VIII.	Additional Information

Description of CMA Multi-State Municipal Series Trust and State Fund Shares

The Trust is an unincorporated business trust organized on February 6,1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

Description of Tax-Exempt Trust and Tax-Exempt Fund Shares

The CMA Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Tax-Exempt Trust. Investors in the CMA Tax-Exempt Fund have an indirect interest in the Tax-Exempt Trust. The Tax-Exempt Trust accepts investments from other feeder funds, and all of the feeder funds of the Tax-Exempt Trust bear that Trust’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Tax-Exempt Trust in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Tax-Exempt Trust has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt Trust from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt Trust on more attractive terms, or could experience better performance, than another feeder fund.

The CMA Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The CMA Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981. The Fund is a no-load, diversified, open-end investment company. The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares. Shares are fully paid and nonassessable by the Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the CMA Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the CMA Tax-Exempt Fund with each other share. Upon liquidation of CMA Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of CMA Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of CMA Tax-Exempt Fund. Shares of CMA Tax-Exempt Fund are fully paid and non-assessable by CMA Tax-Exempt Fund.

The Tax-Exempt Trust is organized as a Delaware statutory trust. Whenever the CMA Tax-Exempt Fund is requested to vote on any matter relating to the Tax-Exempt Trust, the CMA Tax-Exempt Fund will hold a meeting of the CMA Tax-Exempt Fund’s shareholders and will cast its vote as instructed by the CMA Tax-Exempt Fund’s shareholders.

Whenever the Tax-Exempt Trust holds a vote of its feeder funds, the CMA Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the CMA Tax-Exempt Fund over the operations of the Tax-Exempt Trust. The CMA Tax-Exempt Fund may withdraw from the Tax-Exempt Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the CMA Tax-Exempt Fund’s assets directly.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for shares of each Fund based on the value of the respective Fund’s net assets and number of shares outstanding on March 31, 2003 is set forth below:

Tax-Exempt Fund

As of March 31, 2003
Net Assets	$10,587,793,795
Number of Shares Outstanding	10,588,972,314
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Arizona Fund

As of March 31, 2003
Net Assets	$190,812,496
Number of Shares Outstanding	190,895,631
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

California Fund

As of March 31, 2003
Net Assets	$2,666,851,003
Number of Shares Outstanding	2,667,449,881
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Connecticut Fund

As of March 31, 2003
Net Assets	$535,308,371
Number of Shares Outstanding	535,437,113
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Massachusetts Fund

As of March 31, 2003
Net Assets	$421,618,267
Number of Shares Outstanding	421,598,712
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Michigan Fund

As of March 31, 2003
Net Assets	$349,248,861
Number of Shares Outstanding	349,334,910
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

New Jersey Fund

As of March 31, 2003
Net Assets	$1,225,954,442
Number of Shares Outstanding	1,225,931,922
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

New York Fund

As of March 31, 2003
Net Assets	$2,527,957,786
Number of Shares Outstanding	2,528,406,461
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

North Carolina Fund

As of March 31, 2003
Net Assets	$288,078,908
Number of Shares Outstanding	288,127,896
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Ohio Fund

As of March 31, 2003
Net Assets	$474,267,378
Number of Shares Outstanding	474,267,379
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Pennsylvania Fund

As of March 31, 2003
Net Assets	$591,105,260
Number of Shares Outstanding	591,211,758
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Principal Shareholders

As of July 18, 2003, there are no holders of shares of 5% or more of the Tax-Exempt Fund and the State Tax-Exempt Funds.

IX.	State Fund Tax Summaries

Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders that are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Bonds. To the extent that the Arizona Fund’s distributions are derived from (i) interest on its taxable investments, or (ii) capital gains, such distributions are considered ordinary income for Arizona income tax purposes.

California. So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax imposed by the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g. an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-term capital gains, including capital gain dividends paid by a Fund, is the same rate applicable to ordinary income.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate began a gradual reduction of one-tenth of one percent per year in year 2000, from 4.2 percent, down to a 3.9 percent rate for year 2004 and beyond. Although scheduled reductions in the single business tax have been delayed due to the slowdown in the economy, the tax is still scheduled to expire in 2010.

New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors that might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

New York. The portion of exempt-interest dividends equal to the portion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will be subject to New York State corporate franchise and New York City corporation income tax.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio. Exempt-interest dividends are exempt from taxes levied by the State of Ohio and its subdivisions and therefore will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Securities. To the extent that the Ohio Fund’s distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for federal income tax purposes and are therefore subject to the Ohio personal income tax and the Ohio corporate franchise tax. Similarly, subject to certain exceptions, distributions, if any, of net long-term capital gains which are income for federal tax purposes are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

The foregoing is a general and abbreviated summary of the state tax laws for each State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each State Fund should consult their tax advisers about other state and local tax consequences of their investment in such State Fund.

X.	Financial Statements

Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to that Fund’s 2003 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Part II

Part II of this statement of additional information contains information about the following funds: CMA Arizona Municipal Money Fund (“CMA Arizona”), CMA California Municipal Money Fund (“CMA California”), CMA Connecticut Municipal Money Fund (“CMA Connecticut”), CMA Massachusetts Municipal Money Fund (“CMA Massachusetts”), CMA Michigan Municipal Money Fund (“CMA Michigan”), CMA New Jersey Municipal Money Fund (“CMA New Jersey”), CMA New York Municipal Money Fund (“CMA New York”), CMA North Carolina Municipal Money Fund (“CMA North Carolina”), CMA Ohio Municipal Money Fund (“CMA Ohio”), and CMA Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), each a series of the CMA Multi-State Municipal Series Trust (collectively, the “CMA State Funds”); CMA Government Securities Fund (“CMA Government Securities”); CMA Money Fund (“CMA Money”); CMA Tax-Exempt Fund (“CMA Tax-Exempt”); CMA Treasury Fund (“CMA Treasury”); WCMA Government Securities Fund (“WCMA Government Securities”), WCMA Money Fund (“WCMA Money”), WCMA Tax-Exempt Fund (“WCMA Tax-Exempt”), WCMA Treasury Fund (“WCMA Treasury”), Merrill Lynch Ready Assets Trust (“Ready Assets Trust”); Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust (“Retirement Reserves”); Merrill Lynch U.S.A. Government Reserves (“U.S.A. Government Reserves”) and Merrill Lynch U.S. Treasury Money Fund (“U.S. Treasury Money”).

Throughout this statement of additional information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The CMA State Funds, CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury may be collectively referred to herein as the “CMA Funds.” The CMA State Funds and CMA Tax-Exempt may be collectively referred to herein as the “CMA Tax-Exempt Funds.” WCMA Government Securities, WCMA Money, WCMA Tax-Exempt and WCMA Treasury may be collectively referred to herein as the “WCMA Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares”, the trustees of each Fund are referred to as “Trustees.” Merrill Lynch Investment Managers, L.P. (“MLIM”) or Fund Asset Management, L.P. (“FAM”), as applicable, is the manager of each Fund and is referred to as the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.”

CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury as well as each of the WCMA Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master trust (each, a “Master Trust”), a mutual fund that has the same objective as each Fund. All investments will be made at the level of the Master Trust. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Trust in which it invests. For simplicity, unless the context otherwise requires this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master Trust.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of money market securities in which one or more Funds may invest and the risks and considerations associated with those investments. This section also discusses certain investment strategies that may be used by the Funds. Please see each Fund’s Prospectus for a complete description of each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a fund’s investments and/or investment strategies applies only to those funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in the Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information. Rule 2a-7 under the Investment Company Act sets forth portfolio diversification requirements applicable to all money market funds. Rule 2a-7 currently requires that each Fund (other than the CMA State Funds)

limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1%of its total assets (in the case of each of CMA Tax-Exempt and WCMA Tax-Exempt only, this 1% limit applies only to Conduit Securities – as defined in the Rule – that are not First Tier Securities). In addition, Rule 2a-7 requires that not more than 5% of each such Fund’s (other than CMA Tax-Exempt and WCMA Tax-Exempt) total assets be invested in Second Tier Securities (as defined in the Rule) or, in the case of CMA Tax-Exempt and WCMA Tax-Exempt, Second Tier Conduit Securities (as defined in the Rule). Rule 2a-7 requires each CMA State Fund with respect to 75% of its total assets to limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are Conduit Securities that are not First Tier Securities, not more than 1% of its total assets. With respect to 25% of its total assets, each CMA State Fund may invest more than 5% of its total assets in securities issued by a single issuer provided those securities are First Tier Securities. In addition, Rule 2a-7 requires that not more than 5% of each CMA State Fund’s total assets be invested in Second Tier Conduit Securities.

The Rule requires each Fund to be diversified (as defined in the Rule) other than with respect to Government Securities and securities subject to a Guarantee Issued by a Non-Controlled Person (as defined in the Rule), although the Rule contains separate diversification requirements for guarantees and demand features.

The following investments and investment strategies may be used only by CMA Money, WCMA Money, Ready Assets Trust and Retirement Reserves:

Bank Money Instruments. Each Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. CMA Money, WCMA Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. CMA Money and WCMA Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and by their terms are general obligations of the foreign parent. Each Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short-term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short-term obligations, and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

Bank money instruments in which each Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that each Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Foreign Bank Money Instruments: Foreign bank money instruments refers to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for each Fund. Each Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short-term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables; or pools of mortgage-or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for each Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity”.

Foreign Short-term Debt Instruments. Foreign short-term debt instruments refers to U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements that involve the sale of money market securities held by that Fund, with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, a Fund will maintain a segregated custodial account containing U.S. Government or other appropriate liquid securities that have a value equal to the repurchase price. A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event a Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Securities Lending: Each Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to retain an affiliate of the Fund as lending agent and to permit Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates to be a borrower of securities from the Fund. See “Portfolio Transactions and Brokerage.”

The following investments and investment strategies may be used only by the CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt:

The CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt each invests primarily in a portfolio of short-term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (or, in the case of property taxes, the value of which) is exempt, in the opinion of bond counsel to the issuer, from Federal income taxes and the applicable state’s taxes (“State Taxes”). Obligations exempt from Federal income taxes are referred to herein as “Municipal Securities,” and obligations exempt from Federal income taxes and the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Description of Municipal Securities: Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. A Fund’s portfolio may include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a normal commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See “Dividends and Taxes – Taxes.”

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs: VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short-term maturity and quality standards.

Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Each Fund has been advised by counsel that it should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither CMA Tax-Exempt nor WCMA Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Derivative Products. The CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more Underlying Bonds coupled with a right to sell (“put”) that Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products, “in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships, “which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an Underlying Bond in accordance with a governing agreement. A Fund may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While a Fund receives opinions of legal counsel to the effect that the income from a Derivative Product in which the Fund invests is tax-exempt at the Federal and state level to the same extent as the Underlying Bond, the IRS, as well as the taxing authorities of many states have not issued a ruling on this subject. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repayed and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund.

Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer ‘s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer ‘s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non- appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines, which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investor Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Short-Term Maturity Standards. All of the investments of the Funds will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance.

Quality Standards. Each Fund’s portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short-term municipal debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees of the Trust. Each Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs that rate municipal obligations: Fitch, Moody’s and S&P. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. The Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above. For a description of Bond ratings, see Appendix A—“Description of Debt Ratings.”

Taxable Securities in which the CMA State Funds may invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Trust.

Currently, there are three NRSROs that rate Taxable Securities: Moody’s, S&P and Fitch. Neither CMA Tax-Exempt nor WCMA Tax-Exempt will invest in taxable short-term money market securities.

The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short-term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

In view of the possible “concentration” of the Funds in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks, which such an investment may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing leading operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank ‘s ability to meet its obligations under a letter of credit.

Changes to the Internal Revenue Code of 1986, as amended (the “Code”) limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the Funds, which could have a negative impact on the yield of the portfolios. Each Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Purchase of Securities with Fixed Price “Puts” (CMA Tax-Exempt and WCMA Tax-Exempt only): Each of CMA Tax-Exempt and WCMA Tax-Exempt has authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs which enable CMA Tax-Exempt and WCMA Tax-Exempt to dispose of the security at a time when the market value of the security approximates its par value

Single State Risk (CMA State Funds only): Each CMA State Fund ordinarily will invest at least 80% of its assets in securities the income from which is exempt from both Federal income tax and income tax of its respective State or will invest so that at least 80% of the income it distributes will be exempt from both Federal income tax and income tax of its respective State. Because each CMA State Fund invests primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each CMA State Fund’s portfolio will be comprised primarily of short-term, high quality securities, each CMA State

Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities. See Appendices B through K hereto for special considerations and risk factors specific to each CMA State Fund.

A CMA State Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Funds may be subject to greater risk as compared to mutual funds that do not follow this practice.

Repurchase Agreements (CMA State Funds only): The CMA State Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof which meet the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a CMA State Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller ‘s obligation to pay the repurchase price. Therefore, such CMA State Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such CMA State Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, such CMA State Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

From time to time, CMA State Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Taxable Money Market Securities (CMA State Funds only). The CMA State Funds may invest in a variety of taxable money market securities (“Taxable Securities “). The Taxable Securities in which CMA State Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers ‘ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which CMA State Funds invest are essentially the same as those described above with respect to Municipal Securities. CMA State Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

The following investment strategies may be used by certain of the Funds, as noted:

Repurchase Agreements; Purchase and Sale Contracts (CMA Money, CMA Government Securities, WCMA Money, WCMA Government Securities, Ready Assets Trust, Retirement Reserves, and U.S.A. Government Reserves): Each Fund may invest in repurchase agreements or purchase and sale contracts involving the money market securities in which it may invest. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

Such agreements usually cover short periods, such as under a week. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, a Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In certain circumstances, repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. From time to time, each Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

When-Issued Securities and Delayed Delivery Securities (CMA Money, CMA Treasury, CMA Government Securities, CMA State Funds, CMA Tax-Exempt WCMA Money, WCMA Treasury, WCMA Government Securities, WCMA Tax-Exempt, U.S.A. Government Reserves, and U.S. Treasury Money): Each Fund may purchase or sell securities in which it is entitled to invest on a when-issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund, except the CMA State Funds, CMA Tax-Exempt Fund and WCMA Tax-Exempt, has established any limit on the percentage of its assets that may be committed in connection with these transactions. The CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt will not enter into new when issued transactions if at that time of the commitment more than 40% of their net assets would be committed to such transactions. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through on a delayed delivery basis will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. Each Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Forward Commitments (CMA Money, CMA Treasury, CMA Government Securities, WCMA Money, WCMA Treasury, WCMA Government Securities, Ready Assets Trust, Retirement Reserves, U.S.A Government Reserves, and U.S. Treasury Money): Each Fund may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. The Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although each Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Non-Diversified Status

Each CMA State Fund is classified as non-diversified within the meaning of the Investment Company Act . This means that they are not limited by the Investment Company Act in the portion of their assets that they may invest in securities of a single issuer. In order to continue to qualify as a regulated investment company (“RIC”) under the Code, however, a non-diversified Fund must comply with certain requirements. Under these requirements, a Fund must limit its investments so that at the close of each quarter of the taxable year generally (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and it will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, CMA State Funds will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority which issues securities on behalf of a private entity will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These limitations may be changed by the Board of Trustees of CMA State Funds to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes—Taxes.”

Each Fund other than the CMA State Funds elects to be classified as “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT OF THE FUNDS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers,” “Biographical Information,” “Share Ownership” and “Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management and Advisory Arrangements

Management Services and Management Fee. Subject to the supervision of the Board of each Fund, the Manager of each Fund provides that Fund with investment advisory services. See the cover page of this Statement of Additional Information for the identity of your Fund’s Manager. Each Fund has entered into a Management Agreement with the Manager. For information regarding fees paid by your Fund to the Manager for the Fund’s last three fiscal years, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

Payment of Fund Expenses. Each Fund pays, or causes to be paid, all other expenses incurred in its operation except to the extent paid by FAM Distributors, Inc. or Merrill Lynch as distributor (each, a “Distributor”). (See “Distribution Expenses” below). Expenses borne by a Fund include, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission (the “Commission”) fees, expenses of registering the shares under Federal and state securities laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculations of net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Organization of the Manager. Fund Asset Management and Merrill Lynch Investment Managers each is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch and Princeton Services, Inc. (“Princeton Services”). ML & Co. and Princeton Services are “controlling persons” of FAM and MLIM as defined under the Investment Company Act because of their ownership of FAM and MLIM’s voting securities or their power to exercise a controlling influence over FAM and MLIM’s management or policies.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement will continue in effect from year to year if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (each, a “Transfer Agency Agreement”). Pursuant to each Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Ready Assets Trust, U.S.A. Government Reserves and U.S. Treasury Money each pay a fee of $15.00 per account. The CMA Funds and WCMA Funds each pay a fee of $10.00 per account. Retirement Reserves Money Fund pays a fee of $6.50 per account for the first one million accounts and $6.00 per account for each account thereafter. Each Fund reimburses the Transfer Agent’s out-of-pocket expenses. Additionally, with respect to each Fund, a $0.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. See Part I, Section IV “Management and Advisory Arrangements – Transfer Agency Fees” of each Fund’s Statement of Additional Information for the transfer agent fees paid by your Fund for the periods indicated. With regards to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in SAI Part I.

Independent Auditor. The Trustees of each Fund have selected an independent auditor for that Fund that audits the Fund’s financial statements. Please see your Fund’s Prospectus for information on your Fund’s independent auditor.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to each Fund and was reimbursed by each Fund at its cost in connection with such services. The Manager continues to provide certain accounting services to each Fund and each Fund reimburses the Manager for these services. With regards to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in SAI Part I.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund to State Street and the Manager for the periods indicated

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). See the cover page each Fund’s Statement of Additional Information for the identity of your Fund’s Distributor. Each Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. With regard to the WCMA Funds, see “Expense Reimbursement” in SAI Part I.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are identified on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Code of Ethics

The Board of each Fund has approved a Code of Ethics pursuant to Rule 17j-i under the Investment Company Act that covers the Fund, the Manager and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page of each Fund’s Statement of Additional Information, or from the Distributor or Merrill Lynch. Certain of these services are not available to investors who place purchase orders for Ready Assets Trust through the Merrill Lynch BlueprintSM Program.

The types of shareholder service programs offered to Ready Assets Trust shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than CMA Program (or other Merrill Lynch central asset account program) Subscribers, WCMA Program Subscribers and Shareholders of Retirement Reserves Money

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent investment is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. The minimum initial purchase under Blueprint is $500 (or $50 if the shareholder elects to participate in the automatic investment of sale proceeds option on the Blueprint application form) and the minimum subsequent purchase is $50. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) will not be charged the applicable program fee, but will not receive any of the services available to program subscribers, such as the Visa card/check account or automatic investment of free cash balances.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a CMA Fund directly through the Transfer Agent in the manner described above under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the CMA Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, but will not receive any of the services available to program subscribers such as the Visa card/check account or automatic investment of free cash balances. Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can only purchase shares of a CMA fund through the Transfer Agent.

Payment by Wire. If you maintain an account directly with the Transfer Agent, you may invest in a Fund through wire transmittal of Federal Funds to the Transfer Agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to First Union National Bank of Florida. You should give your financial institution the following wiring instructions: ABA #063000021, DDA #2112600061186, Financial Data Services, Inc. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Merrill Lynch BlueprintSM Program. Shares of Ready Assets Trust are offered to participants in the Merrill Lynch BlueprintSM Program (“Blueprint”). The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase shares of Ready Assets Trust through Blueprint will acquire Ready Assets Trust shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, shares of Ready Assets

Trust are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their shares through Blueprint. Services, including the exchange privilege, available to investors through Blueprint, however, may differ from those available to other investors in Ready Assets Trust shares.

Shares of Ready Assets Trust are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the “IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

Orders for purchases and redemptions of shares of Ready Assets Trust may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprintsm Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

Purchases of Shares of U.S.A. Government Reserves Through Merrill Lynch Plans

Shares of U.S.A. Government Reserves are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education savings accounts (“education accounts”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition,

participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund.

Cash balances of participants who elect to have funds automatically invested in the Fund will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Reserves you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Program Subscribers

Merrill Lynch Programs. Shares of the CMA Funds are offered to participants in the CMA service, to participants in certain and other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. If you participate in the CMA Program, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below.

The CMA Service has different sweep features and annual participation fees than a WCMA account.

You may also elect to have free cash balances invested in individual money market deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Banking Advantage Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each CMA Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the CMA Fund’s shareholders to issue additional shares. If sales of shares of the CMA Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of CMA State Funds (if available) as the Money Account and vice versa. You may alternatively designate the Insured Savings Account or an account at the Merrill Lynch Banking Advantage Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases (CMA Tax-Exempt and CMA State Funds): Free cash balances in a program account are automatically invested in shares of the Fund designated as the Primary Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of

$1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All CMA Funds except for CMA Tax-Exempt): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into CMA Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Banking Advantage Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in CMA Money, CMA Government Securities and CMA Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of CMA Tax-Exempt Funds.

Manual Purchases. If you subscribe to the CMA service, you may make manual investments of $1,000 or more at any time in shares of a CMA Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service (or other Merrill Lynch central asset account program) for any reason.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement.

Working Capital ManagementSM Account. Merrill Lynch, in conjunction with another subsidiary of ML & Co., offers a modified version of the CMA service designed for corporations and other businesses. This account, the Working Capital ManagementSM Account (“WCMA”) financial service (“WCMA service), provides participants with the features of a regular CMA account plus optional lines of credit. The WCMA service has different sweep features and annual participation fees than a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Certain participants in the WCMA service are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated CMA Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares—Redemption of Shares by CMA Program Subscribers – Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain CMA Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting a your Financial Advisor.

Purchase of Shares of WCMA Funds by WCMA Program Subscribers

Eligibility. Shares of the WCMA Funds are offered to certain subscribers in the WCMA service. WCMA service subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A WCMA subscriber also may elect to have available cash balances deposited in certain other money market funds or individual money market accounts pursuant to the Insured SavingsSM Account.

The WCMA Service has different sweep features and annual participation fees than a CMA account.

Purchases of shares of a WCMA Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

WCMA Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of WCMA Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account. A WCMA Tax-Exempt Fund shareholder may alternatively designate the Insured Savings Account as its Primary Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts.

Subscribers in the WCMA service have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a WCMA Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the WCMA service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service may make manual investments of $1,000 or more at any time in shares of a WCMA Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, WCMA service subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. A WCMA service subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the WCMA service for any reason.

All purchases of the WCMA Funds’ shares and dividend reinvestments will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

WCMA Multiple Class Structure. Each WCMA Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Your Account—WCMA Multiple Class Structure” in the WCMA Funds’ Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each WCMA Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a WCMA Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the account maintenance fees (also known as service fees) and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Your Account —WCMA Multiple Class Structure” in the WCMA Funds’ Prospectus. The distribution fees and account maintenance fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the WCMA Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a WCMA Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class is subject to monthly automatic conversions. See “Your Account—WCMA Multiple Class Structure” in the WCMA Funds’ Prospectus.

WCMA Subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the WCMA Funds. Class 4 shares bear the lowest account maintenance and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest account maintenance and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves Money Fund shares by pension, profit-sharing and annuity plans are made by payments by the trustee or sponsor of such plan directly to Merrill Lynch.

The Retirement Reserves Money Fund offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of the Retirement Reserves Money Fund are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) the education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of the Retirement Reserves Money Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of the Retirement Reserves Money Fund can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSA) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999 certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: Cash balances arising from the sale of securities held in the Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed to participants in Plans (rounded to the nearest share) in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities which the participant has selected for investment in his account.

Participants in Plans in association with Blueprint receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares. In addition, these participants receive an individual confirmation with respect to each purchase and redemption of Fund shares other than purchases that are made automatically through payroll deductions. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex [and include a variety of transitional rules, which may be applicable to some investors]. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Distribution Plans

Each Fund has adopted a shareholder servicing plan and/or a distribution plan (with respect to Class II shares, in the case of the Retirement Reserves Money Fund) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than the Retirement Reserves Money Fund and the WCMA Funds is authorized to pay the Distributor a fee at the annual rate of 0.125% of the average daily net asset value of Fund accounts maintained through the Distributor. The Retirement Reserves Money Fund pays the Distributor a fee of 0.20% of its average daily net assets attributable to Class II shares. The Distribution Plan for each class of shares of the WCMA Funds provides that the Funds pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of a WCMA Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The account maintenance fee is not compensation for the administrative and operational services rendered to shareholders by Merrill Lynch that are covered by the Administration Agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that shareholders of every class may vote upon any material changes to expenses charged under a Distribution Plan of that Fund). The fee paid by each Fund other than the Retirement Reserves Money Fund and the WCMA Funds compensates the Distributor for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among Merrill Lynch Financial Advisors and other Merrill Lynch affiliates. The fee paid by the Retirement Reserves Money Fund compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The WCMA Distribution Plan for each of the Class 1, Class 2, Class 3 and Class 4 shares provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of a Fund attributable to the shares of the relevant class, accrued daily and paid monthly, as follows:

Annual Rate

Class 1 shares	0.750%

Class 2 shares	0.430%

Class 3 shares	0.125%

Class 4 shares	0.125%

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the account maintenance and/or distribution expenditures paid to the Distributor. With respect to each Fund other than the Retirement Reserves Money Fund, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to the Retirement Reserves Money Fund, payments under each Distribution Plan is based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution-related revenues from the Distribution Plans with respect to the Retirement Reserves Money Fund may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly. Distribution-related expenses consist of Financial Advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to the Retirement Reserves Money Fund, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part 1, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Conduct Rules of NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of Shares in the case of the WCMA Funds, and Class II shares in the case of the Retirement Reserves Money Fund. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (1) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the WCMA Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a WCMA Fund will not make further payments of the distribution fee with respect to its shares; however, a WCMA Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

REDEMPTION OF SHARES

Each Fund is required to redeem for cash all shares of the Fund. The redemption price is the net asset value per share next determined after receipt of proper notice of redemption as described in accordance with one of the procedures set forth below. If notice is received by the Transfer Agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the CMA Funds and the WCMA Funds

A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

The right to redeem shares may be suspended for a period of up to seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable; or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

Set forth below is information as to the methods of redemption of shares of all Funds except the CMA Funds. The five methods apply to each Fund other than the Retirement Reserves Money Fund. The methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” apply to the Retirement Reserves Money Fund. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Transfer Agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Transfer Agent upon request.

You will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send you checks. The Retirement Reserves Money Fund does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Transfer Agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Transfer Agent toll-free at (800) 221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Redemption of Ready Assets Trust shares held in connection with Blueprint may be made only through Merrill Lynch. Such a redemption may be made by writing directly to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The Merrill Lynch BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. If your shares are held through Blueprint, you may also redeem shares by calling Merrill Lynch toll-free at (800) 637-3766. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Transfer Agent to the dealer.

Regular Redemption. If you hold shares with the Transfer Agent you may redeem by writing to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 as amended (the “1934 Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Transfer Agent of a proper redemption request.

You may also redeem shares held with the Transfer Agent by calling 800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the accountholder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the accounts has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves Money Fund and participants in Custodial Plans that invest in U.S.A. Government Reserves may redeem shares by writing directly to Merrill Lynch. Participants in plans associated with Blueprint should contact Merrill Lynch at the toll-free number furnished to them. Shareholders of Retirement Reserves Money Fund and participants in Custodial Plans that invest in U.S.A. Government Reserves should not send redemption requests to the Fund or to its Transfer Agent. If you inadvertently send the redemption request to the Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund.

Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Reserves has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the WCMA service participant has selected for investment in his or her Custodial Plan account.

CMA Funds—Redemption of Shares by CMA Service Subscribers

CMA Funds—Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service, WCMA service (or other Merrill Lynch central asset account program) created by securities transaction activity within the account or to satisfy debit balances created by Visa® card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Investor CreditLineSM service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each CMA Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

CMA Funds—Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a CMA Fund in a Merrill Lynch securities account, you may redeem shares of a CMA Fund directly by writing to Merrill Lynch, which will submit your request to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If you inadvertently send the request to a Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares—Redemptions of Shares by Investors other than CMA Service Subscribers—Regular Redemption.” CMA service (or other Merrill Lynch central asset account)subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to program subscribers in the monthly transaction statement.

WCMA Funds—Redemption of Shares by WCMA Service Subscribers

WCMA Funds-Automatic Redemptions Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated WCMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Investor CreditLineSM service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the WCMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the WCMA Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to WCMA service subscribers. The redemption of shares of the WCMA Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the WCMA service account agreement and program description.

From time to time, Merrill Lynch also may offer the WCMA Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the program description that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

WCMA Funds-Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the WCMA Fund or its Transfer Agent. If inadvertently sent to the WCMA Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the “1934 Act”, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of WCMA Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

CMA Funds—Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account)subscribers may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares—Redemption of Shares by Service Subscribers—Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers , may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s)on the redemption request must be guaranteed by an “eligible guarantor institution “as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service are able to invest funds in one or more of the CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by federal funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

SHAREHOLDER SERVICES

Shareholder Services for All Funds other than CMA Funds, WCMA Funds and the Retirement Reserves Money Fund

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors and certain services are not available if you place orders for Fund shares through Blueprint. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor or Merrill Lynch.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”), you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Transfer Agent. You may ascertain the number of shares in your Investment Account by calling the Transfer Agent toll-free at 800-221-7210. The Transfer Agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Transfer Agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND.

Automatic Investment Plan

If you maintain an account directly with the Transfer Agent, each Fund offers an Automatic Investment Plan whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Accrued Monthly Payout Plan

The dividends of each Fund are reinvested automatically in additional shares. If you maintain an account at the Transfer Agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Systematic Withdrawal Plan

If you maintain an account with the Transfer Agent, you may elect to make systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund having a value, based on cost or the current offering price of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you. You may specify either a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer Agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, your original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which you have elected to make systematic withdrawals.

If your account is not maintained directly with the Transfer Agent, you should contact your Financial Advisor. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Merrill Lynch investment account. If you wish to receive a redemption by check, you should contact your Financial Advisor.

Retirement and Education Savings Plans

Individual retirement accounts, other retirement plans and educational savings plans are available from Merrill Lynch. Under these plans, investments may be made in a Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available upon request from Merrill Lynch.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participating in any retirement or education savings plan should review specific tax laws relating to the plan and consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined once daily, immediately after the daily declaration of dividends on each business day during which the NYSE or New York banks are open for business. For all Funds other than the CMA Funds and WCMA Funds, the determination is made as of the close of business on the NYSE (generally 4:00 p.m., Eastern time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., Eastern time, based on prices available at such time. In the case of the CMA Funds and WCMA Funds, the determination is made at 12:00 noon, Eastern time. The net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value of each Fund (other than the CMA Tax-Exempt Funds and WCMA Tax-Exempt Funds) is determined under the “penny rounding” method by adding the value of all securities and other assets in a Fund’s portfolio, deducting the Fund’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. Each Fund (other than the CMA Funds and WCMA Funds) values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by a Fund are valued at their fair value as determined in good faith by or under the direction of the Board.

Each CMA Tax-Exempt Fund and WCMA Tax-Exempt Fund values its securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

In accordance with the Commission rule applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (25 months). Each Fund will invest only in securities determined to be high quality with minimal credit risks.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, a Fund’s net asset value as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an amortized cost basis will be reported to the Trustees by the Manager. In the event the Trustees of a Fund determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including (i) reducing the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund’s capital; (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (iii) withholding dividends; or (iv) establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in a Fund.

Since the net income of a Fund (including realized gains and losses on portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of a Fund is determined, the net asset value per share of a Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Dividends and Taxes.”

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National Index™ for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA Service, in the case of the CMA Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm, and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Commission has issued an exemptive order permitting each Fund to conduct principal transactions with Merrill Lynch Government Securities, Inc. (“GSI”) in U.S. Government and U.S. Government agency securities, with Merrill Lynch Money Markets, Inc., a subsidiary of GSI (“MMI”) in certificates of deposit and other short-term money market instruments and commercial paper, and with Merrill Lynch in fixed income securities, including medium-term notes, and municipal securities with remaining maturities of one year or less. This order contains a number of conditions, including conditions designed to ensure that the price to each Fund from GSI, MMI or Merrill Lynch is equal to or better than that available from other sources. GSI, MMI and Merrill Lynch have informed each Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI, MMI or Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities, including GSI, MMI and Merrill Lynch. For example, dealer spreads received by GSI, MMI or Merrill Lynch on transactions conducted pursuant to the exemptive order described above could be offset against the management fee payable by each Fund to the Manager. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or its affiliates when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends are reinvested monthly, in the case of each Fund other than CMA Funds and WCMA Funds, and reinvested daily, in the case of the CMA Funds and WCMA Funds, in additional Fund shares at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase on the payable date. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. Shareholders of all the Funds other than CMA Funds and WCMA Funds who liquidate their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. For shareholders of CMA Funds and WCMA Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which is distributed to shareholders. Each Fund intends to distribute substantially all of such income.

Each series of a Fund that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a Fund do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

Qualification of each Fund as a RIC requires, among other things, that (a) at least 90% of each Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of each Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the fair market value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs); and (c) each Fund distribute to its shareholders at least 90% of its net taxable investment income and short-term (but not long-term) capital gains and 90% of its net tax exempt interest income in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund, intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the CMA Tax-Exempt Fund and WCMA Tax-Exempt, that pay exempt-interest dividends.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”) are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends and as ordinary income dividends and, in the case of the CMA Tax-Exempt Funds and WCMA Tax-Exempt, in addition, dividends that qualify as exempt-interest dividends.

Dividends are taxable to shareholders even though they are reinvested in additional shares of each Fund. Distributions by a Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of a Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the CMA Tax-Exempt Fund and WCMA Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The CMA Tax-Exempt Funds and WCMA Tax-Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year. To the extent that the dividends distributed to any of the CMA Tax-Exempt Funds’ or WCMA Tax Exempt’s shareholders are derived from interest income exempt from Federal income tax under Code

Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder’s gross income for Federal income tax purposes.

Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of “industrial development bonds” or “private activity bonds,” if any, held by one of the CMA Tax-Exempt Fund’s or WCMA Tax-Exempt.

All or a portion of the CMA Tax-Exempt Funds’ and WCMA Tax-Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. WCMA Tax-Exempt and the CMA Tax-Exempt Funds will purchase such “private activity bonds” and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by WCMA Tax-Exempt and the CMA Tax-Exempt Funds will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the U.S. withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Backup withholding may also be required on distributions paid by WCMA Tax-Exempt or the CMA Tax-Exempt Funds, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including WCMA Tax-Exempt or any of the CMA Tax-Exempt Funds) during the taxable year. Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Retirement Accounts. Investment in certain funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders as set forth above is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether or not such earnings are classified as ordinary income or capital gain dividends). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA-IRA distributions, 25%) excise tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 ½, unless one of the exceptions discussed below applies.

Depending on the type of retirement plan, the exceptions to the 10% (or 25%) penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includible in income if such distribution is made more than five years after the first tax year of contribution and the account holder is either age 59 ½ or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 ½ unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which such transaction causing disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on such first day of the taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account. All shareholders would be taxed on the ordinary income and capital gain dividends paid by the Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the 10% (or 25%) excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by the Fund unless a reduced rate of withholding is provided under applicable treaty law.

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Education Accounts. Investment in the Retirement Reserves Money Fund is also offered to participants in qualified tuition program accounts and education accounts. The general description of the tax treatment of RICs and their shareholders as previously set forth is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a qualified tuition program account or an education account, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a 10% Federal penalty as well as ordinary income tax and any applicable State Tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the 10% Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be currently taxed on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the 10% Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund.

CMA State Funds—State Taxes

Dividends paid by each CMA State Fund are subject to the tax laws of the specific state in which a fund invests. For a summary discussion of these state tax laws please see “State Fund Tax Summaries” in each state Fund’s Statement of Additional Information.

The Appendices contain a general and abbreviated summary of the state tax laws for each CMA State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each CMA State Fund should consult their tax advisers about other state and local tax consequences of their investment in such CMA State Fund.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s Board of Directors/Trustees has delegated to the Manager authority to vote all proxies relating to the Fund’s portfolio securities. The Manager has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Manager considers the interests of its clients, including the Funds, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager’s interest and those of the Manager’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Manager’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The

Committee will also include two non-voting representatives from the Manager’s Legal department appointed by the Manager’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis—such as approval of mergers and other significant corporate transactions—akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Manager’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an “Affiliate”), or a money management or other client of the Manager (each, a “Client”) is involved. The Proxy Voting Procedures and the Manager’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager’s normal voting guidelines or, on matters where the Manager’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Manager’s fiduciary duties

In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Manager has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

GENERAL INFORMATION

Description of Shares

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of the Retirement Reserves Money Fund, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that Class II bear certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Articles of Incorporation or Declaration of Trust, as applicable, without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s charter.

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Articles of Incorporation, Declaration of Trust or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves Money Fund. Shares issued are fully-paid and non-assessable by each Fund.

The Declaration of Trust establishing each Fund, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts,

provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

Appendix A

DESCRIPTION OF DEBT RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F 1 to indicate issues regarded as having the strongest capacity for timely payment. The rating F 2 indicates a satisfaction capacity for timely payment. The rating F 3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2,

A-1

the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support’ or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

A-2

APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Over the past several decades, the State’s economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980’s and early 1990’s, the State’s efforts to diversify its economy enabled it to achieve and sustain steady growth rates in recent years. Specifically, Arizona experienced 8% growth annually in 1998, 1999 and 2000. While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State’s growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980’s and early 1990’s. Although the construction sector has experienced a moderate slowing since 1999, it is predicted to continue expanding. Overall, the State’s economy is beginning to recover from the general economic slowdown of 2001 and 2002 and is predicted to continue growing, although at a more sustainable rate than that of the 1990s, in 2004.

Arizona’s strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climatic conditions experienced from time to time in other parts of the country, encouraged many people to move to the State. According to the 2000 Census, during the decade of the 1990s, the State’s population increased 30% to 5.1 million; the Census Bureau estimated the State’s population at 5.4 million as of July 1, 2002. Arizona is the second fastest growing state in the nation, with a projected population of 6.2 million by 2010. Between 1990 and 2000, Maricopa County, the State’s most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and an estimated population of 3.3 million as of July 1, 2002, a 55.3% increase from 1990, making Maricopa County the 4th most populous county in the United States.

Arizona’s favorable job climate contributed to the State’s popularity in the 1990s. For the period from 1993 to 1998, Arizona had the nation’s second highest job growth rate, up 33% to more than two million jobs. From 1990 to 1999, the State added more than 592,300 private sector jobs. Though the rate slowed moderately in 1999, Arizona’s job growth still ranked second in the nation. Job growth was 4.3% in 2000, 1.0% in 2001 and level in 2002. Growth in non-farm jobs is expected to accelerate from 1.7% in 2003 to 2.4% in 2004. Unemployment declined from an average of 5.5% in 1996 to 3.9% in 2000. Current forecasts predict unemployment will decline from a high of 6.2% in 2002 to 5.0% in 2003 and 4.6% in 2004.

The State’s economic growth during the 1990s enabled Arizona’s residents to realize substantial gains in personal income. The State’s per capita personal income generally varies between 5% and 15% below the national average due to chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, the State’s per capita personal income grew by 9.0% in 2000, 4.8% in 2001 and 4.0% in 2002 (percentage growth in real dollars was 6.7, 2.4 and 2.9, respectively). Per capita personal income is predicted to increase by 5.6% (3.7% in real dollars) and 6.4% (4.2% in real dollars) in 2003 and 2004. The gains in per capita personal income during this period led to steady growth in retail sales. Average retail sales grew 7.8% in 2000, and then declined in 2001 and 2002 to 1.3%. Retail sales show signs of recovering, with forecasts predicting 4.7% growth in 2003 and 5.6% growth in 2004.

After improving substantially in recent years, the State government faced substantial budget deficits for fiscal years 2002, 2003 and 2004. The Governor signed into law the fiscal year 2004 budget on June 17, 2003. The Arizona Legislature and the Governor balanced the 2004 budget by postponing certain class-action payments and through other means, which left a potential shortfall of up to $380 million with respect to the 2005 budget. The improving economy, federal funding, and the reliance on lease-to-own financing of school facilities construction also contributed to the Legislature’s ability to balance the fiscal year 2004 budget. On July 15, 2003, certain members of the Arizona Legislature sued the Governor and various State agencies, contending that the Governor had unconstitutionally item vetoed various provisions in the fiscal year 2004 operating budget bills. The lawsuit is not expected to adversely affect the fiscal year 2004 operating budget balance.

An amendment to the State’s Constitution requires a  2/3 majority vote in both houses of the Legislature to pass a tax or fee increase. This amendment, together with a heavy reliance on sales tax receipts, constrains the State’s ability to raise additional revenues in current economic conditions, and the balance of the State’s surplus revenues in a rainy-day fund created to protect against such an eventuality is expected to be depleted by the end of fiscal year 2003.

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities in the State’s public schools. After several efforts, the State Legislature, in 1998, adopted legislation which established a State School Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, originally intended to be capitalized by annual State appropriations. In addition, the voters of the State, at the November 7, 2000 general election, approved a proposal to impose a  6/10 of 1% statewide sales tax to augment the School Facilities Fund. Collections from this tax, however, have been significantly less than predicted. For fiscal year 2004, the Legislature disregarded School Facilities Board requests for fund transfers, and instead made no transfers in the budget for school construction. The State’s fiscal year 2004 operating budget authorizes up to $250 million in lease-to-own financing of school facilities construction. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district that exceed the State’s established minimum standards. This legislation does not effect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for nearly 60% of the State’s population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State’s largest city and the seventh largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, substantial pools of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States.

Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved an average annual employment growth rate of 4.5% or more each year from 1995 through 2000. Metropolitan Phoenix is expected to see positive employment growth in all sectors except construction in 2003, with construction employment growth recovering while growth rates continue to increase for all other sectors in 2004.

In addition, several large, publicly traded companies, such as The Dial Corp., Phelps Dodge, Swift, Viad and Petsmart, have their national headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. In May of 2002, the International Genomics Consortium selected Phoenix as the site for its new headquarters. Also, a variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson several years ago, and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. In addition, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the county. Pima County traditionally experiences more modest annual job growth, averaging 2.0%-2.5%.

APPENDIX C

ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California’s economy slipped into a moderate recession in early 2001, losing approximately 290,000 jobs in calendar year 2001. The recession is concentrated in the state’s high-tech sector and tourism industry and geographically in the San Francisco Bay Area. Unemployment in the State has risen from 4.7 percent in February 2001 to 6.6 percent in April 2003. (See “Current State Budget” below.) Current unemployment figures for the State are available at the website of the Department of Finance, www.dof.ca.gov, under the heading “Monthly Finance Bulletins.”

The State projects growth in nonfarm employment in calendar year 2003 to be an average of 0.6 percent and increase to 2.1 percent in 2004. The State forecasted that the unemployment rate—a lagging indicator—would decrease to a 6.6 percent average in 2003 from a 6.7 percent average in 2002, and further decline in 2004.

California’s July 1, 2002 population of over 35 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State’s population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State’s population with a population of over 7.0 million.

Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand continued to encourage further gains in new residential construction in 2002. The State forecasted approximately 166,000 new units to be authorized by homebuilding permits in 2002, up from 149,000 in 2001. In 2003, the State expects homebuilding to continue to increase to 179,000 units.

The State expected that slower job growth, coupled with new supply already under construction, would result in rising commercial and retail vacancy rates, which in turn would discourage nonresidential construction starts. After several years of strong double-digit growth, new nonresidential permit values (not adjusted for inflation) declined in 2001 and 2002.

The State attributes the weakness in personal income growth in 2002 to a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost 30 percent, to $35 billion in 2002 and are forecast by the State to recover with a 10 percent increase in 2003.

Prior Fiscal Years’ Financial Results

Since early 2001 the State has faced severe financial challenges, which may continue for several years.

2001-2002 Fiscal Year Budget.    The Fiscal Year 2001-2002 Budget Act (the “2001 Budget Act”) was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The State could accomplish such spending reductions without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

Current State Budget

Fiscal Year 2002-2003 Budget Act.    The Fiscal Year 2002-2003 Budget Act (the “2002 Budget Act”) was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year—the latest budget signing in the State’s recorded history. The 2002 Budget Act closed the $23.6 billion budget gap between expenditures and revenues resulting from the slowdown in economic growth in the State and the steep drop in stock market levels (the “2002 Budget Gap”) through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the 2002 Budget Gap. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in program reductions contained in the budget passed by the Legislature. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.

The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $12.5 billion of revenue anticipation notes as part of its cash management plan.

The State Legislative Analyst (the “Legislative Analyst”), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a “structural deficit.” The Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. (See “Proposed 2003-2004 Governor’s Budget” below for estimates of the 2003-2004 structural deficit). Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated.

Some of the important features of the 2002 Budget Act are the following:

1.  Total Proposition 98 spending, which guarantees K-12 schools a minimum share of General Fund revenues, increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.

2.  Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.

3.  Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.

4.  The 2002 Budget Act contains $4.4 billion of continuing tax relief.

5.  The 2002 Budget Act provides criminal justice assistance to local governments including $232.6 million for support of local front-line law enforcement and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.

6.  The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.

Complete text of the 2002 Budget Act may be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading “California Budget.”

Proposed 2003-2004 Governor’s Budget.    The Proposed 2003-2004 Governor’s Budget (the “Proposed 2003-2004 Governor’s Budget”), released on January 10, 2003, presented the Governor’s plan to address the estimated $34.8 billion budget gap projected by the State for Fiscal Year 2003-2004 (the “2003 Budget Gap”). The Governor proposed raising the income tax for those in the highest bracket and increasing the State sales and cigarette taxes. The revenues from such increases would be directed to local governments in order to assist in the funding of several programs, the responsibility for which would be shifted from the State to local governments. The Governor also proposed retention by the State of the vehicle license fees which are usually sent to local governments. Billions of dollars in program cuts and loan and fund shifts were also proposed to balance the budget. Complete text of the Proposed 2003-2004 Governor’s Budget may generally be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading “California Budget.”

May Revision to the Proposed 2003-2004 Governor’s Budget.    The May revision (the “May Revision”) to the Proposed 2003-2004 Governor’s Budget was presented on May 14, 2003 and responds to an increase in the State’s projected budget shortfall from approximately $34.6 billion to $38.2 billion. The May Revision sets forth State General Fund revenue expectations of $70.7 billion, approximately $2.4 billion below the projections set forth in the Proposed 2003-2004 Governor’s Budget for the 2002-03 fiscal year. The May Revision forecasts $70.9 billion in revenues to the State General Fund for fiscal year 2003-2004, approximately $1.8 billion above the projections set forth in the Proposed 2003-2004 Governor’s Budget for the 2003-04 fiscal year, resulting in an overall reduction over the two fiscal years of approximately $0.6 billion.

The May Revision also sets forth a plan to spread the current year deficit over the next five years to be funded partially from a half-cent increase in the state sales tax, while reducing certain of the tax increases set forth in the Proposed 2003-2004 Governor’s Budget, including reductions in the proposed increases in cigarette taxes, state income taxes and the originally proposed sales tax increase.

The May Revision proposes a $7.6 billion reduction in General Fund spending, a decrease from $78 billion in 2002-2003 to $70.4 billion in 2003-2004. The decrease is related primarily to a proposed program realignment from the State to local governments, the elimination of the vehicle license fee backfill, a Medi-Cal accounting shift and the use of pension obligation bond proceeds to replace General Fund payments to employee pension funds. The May Revision proposes to reduce the budget primarily through $18.7 billion in reductions to State programs, $7.1 billion in savings from fund shifts, transfers and loans, $1.7 billion in program realignments to local governments and $10.7 billion in debt financing. In addition, the May Revision restores approximately $2 billion in spending to the areas of education, health and public safety from the reductions stated in the Proposed 2003-2004 Governor’s Budget. Complete text of the May Revision may generally be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading “California Budget.”

On May 19, 2003 the Legislative Analyst released an analysis of the May Revision (the “May LAO Report”). According to the May LAO Report, adoption of the May Revision would result in a positive reserve in the General Fund of $509 million in 2003-2004 but would result in a General Fund operating deficit in 2004-2005 of $7.9 billion. The May LAO Report concludes that the adoption of the May Revision would likely result in a balanced 2003-2004 budget, but that the Legislature should adopt additional ongoing solutions. Complete text of the May LAO Report may generally be obtained upon request to the Legislative Analyst’s Office or at the website of the Legislative Analyst, www.lao.ca.gov, under the heading “Overview of the 2003-04 May Revision.”

On June 20, 2003, one element of the May Revision proposal was implemented with the determination that there were insufficient General Fund moneys available to continue to fund any portion of the vehicle license fee offsets to local governments. As a result, the vehicle license fee payable by taxpayers will return to the level in place prior to the establishment in 1998 of the program to offset the vehicle license fees paid by vehicle owners. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. The restoration of the vehicle license fee will reduce General Fund expenditures by about $4.2 billion in Fiscal Year 2003-04. Transfers to local governments may be reduced by $825 million if alternate funding is not provided to cover the period of time needed to phase out the offset from vehicle registration bills. A lawsuit was filed on July 1, 2003 challenging the legality of the vehicle license fee increase. The State is authorized to continue to collect the increased vehicle license fee pending determination of the lawsuit by a provision in the State Constitution which prevents a court from enjoining the collection of a tax until the appeals process has been fully exhausted. However, if the increase in the vehicle license fee is determined to be illegal, the courts could order the State to issue refunds. The State does not plan to set aside any moneys derived from the increased vehicle license fees pending resolution of the court challenge.

Fiscal Year 2003-2004 Budget Act.    As of the date hereof, the Fiscal Year 2003-2004 Budget Act (the “2003 Budget Act”) has not been adopted by the State Legislature. Upon enactment of the 2003 Budget Act, the complete text of the 2003 Budget Act may generally be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading “California Budget.”

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
A	A2	BBB

Currently, the State’s rating outlook with Moody’s and Fitch remains on rating watch—negative.

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or at the website of the Treasurer of the State, www.treasurer.ca.gov, under the heading “Credit Ratings.”

Recent Developments Regarding Natural Gas and Electricity

Shortages of electricity available within the service areas of California’s three investor-owned utilities (the “Utilities”) resulted in the need to implement rotating electricity blackouts in 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the “Emergency Services Act”) on the basis that the electricity available from California’s Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”).

DWR borrowed money from the General Fund of the State for DWR’s power supply program between January and June 2001. The amount due to the General Fund was $6.1 billion plus accrued interest of approximately $500 million. In October and November of 2002, DWR issued approximately $11.26 billion in revenue bonds in several series and used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and to repay the General Fund. The primary source of money to pay debt service on the DWR revenue bonds is revenue from customers of the IOUs resulting from charges set by the CPUC. The DWR revenue bonds are not a debt or liability of the State nor do the DWR revenue bonds directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the “IOUs”) the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund will be made.

A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and other matters. See also “Pending Litigation” for a discussion of energy-related litigation involving the State that may have a direct impact on the State’s General Fund.

Tobacco Settlement

In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The Proposed 2003-2004 Governor’s Budget forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies’ payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The “third annual” payment, received in April 2003, was 12 percent lower than the base settlement amount due in part to reduced sales. Future payment estimates have been reduced by a similar percentage.

Tobacco Settlement securitization bonds issued by the State in January of 2003 were downgraded by two rating agencies in April 2003 as a result of the notification by Philip Morris, Inc (“Philip Morris”), one of the

major tobacco manufacturers that it may not be able to make a scheduled payment of $2.5 billion to the settling states due to a trial court judgment rendered against Philip Morris in Illinois. Subsequently, the trial court in Illinois modified its ruling and Philip Morris made its scheduled payment of $2.5 billion on April 15, 2003.

In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See “Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation” below.)

Local Governments

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

State Funding.    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03.

The State has also provided funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including approximately $308 million for various local public safety programs, including the Citizens’ Option for Public Safety (“COPS”) program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the State’s financial challenges may have an impact on whether these moneys are actually allocated to the local governments.

The State’s financial challenges may also result in the realignment of various programs resulting in increased costs to local governments. See “Current State Budget—Proposed 2003-2004 Governor’s Budget” and “Current State Budget—May Revision to the Proposed 2003-2004 Governor’s Budget” above.

Constitutional and Statutory Limitations.    On November 5, 1996 voters approved Proposition 218 called the “Right to Vote on Taxes Act” which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

The voters of California adopted a statutory initiative (“Proposition 62”) at the November 4, 1986 election, which added Sections 53720 to 53730 to the Government Code of the State, and requires that all new local taxes be approved by the voters. Several courts have held that Proposition 62 does not apply to charter cities, but does apply to other local government entities such as non-charter cities, counties and school districts. However, Proposition 218, as a constitutional amendment, is applicable to charter cities and supersedes many of the provisions of Proposition 62.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity’s continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the City of La Habra decision.

Welfare.    The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 was operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare caseloads have declined with the implementation of the CalWORKs program. The 2003-2004 CalWORKS caseload is projected by the State to be 466,000, down from 480,000 cases in 2002-2003. This represents a decline from the growth in welfare caseloads in the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

Courts.    Historically, funding for the State’s trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced. In 2002-2003, State funding of the State’s trial court system will remain unchanged and county funding will increase slightly by 1.0%, as compared to 2001-2002 estimates.

Tobacco Settlement.    Local governments will receive approximately half of the settlement payments to be made by the four major cigarette manufacturers under the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers, in which the tobacco companies agreed to make certain payments to California governments in exchange for the State agreeing to drop its lawsuit and not to sue in the future for monetary damages. The State forecasts payments to local governments totaling approximately $474 million in 2002-2003 and $174 million in 2003-04. (See “Tobacco Settlement”).

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

Constitutional and Statutory Limitations.    Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the “full cash value” of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The constitutionality of the practice of the Orange County assessor’s office to increase or “recapture” the assessed values of real properties that temporarily decline and then increase in value, an assessment practice utilized by other county assessors in the State, has been legally challenged. (See “Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation” below.)

On November 7, 2000, voters approved Proposition 39 called the “Smaller Classes, Safer Schools and Financial Accountability Act” (the “Smaller Classes Act”). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the California Constitution. The reduced 55 percent voter requirement applies only to schools and community college districts.

Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such programs by raising taxes.

At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues.

Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-12 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-12 schools.

Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-12 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State’s increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 60 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State’s cash flow.

Future Initiatives.    Articles XIII A, XIII B, XIII C and XIII D and Propositions 2, 39, 62 and 98 and were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Pending Litigation.    The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below. The following information is not intended to be comprehensive and does not include all of the litigation pending against the State that would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer’s Office, www.treasurer.ca.gov, under the heading “Bond Information.”

The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The State’s potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The Court ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Briefing is completed.

In Howard Jarvis Taxpayers Association et al. v. Kathleen Connell, the Court of Appeal upheld the Controller’s authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller’s Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court’s injunction. On May 1, 2003, the Supreme Court affirmed the Court of Appeal’s decision upholding the Controller’s authority to make payments pursuant to continuing appropriations during any period when enactment of the annual budget act is delayed past June 30.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor’s office received property taxes from two taxpayers in excess of the amounts collectable under Article XIII A of the California Constitution (sometimes referred to as “Proposition 13”). The plaintiffs’ legal claim focuses on the constitutionality of the practice of the Orange County assessor’s office to increase or “recapture” the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs have obtained certification of their action as a class action. The court has not yet rendered a judgment adopting its determination. Should the court’s determination become final, it will bind only the County of Orange and its assessor’s office. However, the effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of several billion dollars.

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding.

The State has been involved in two refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. which have been consolidated for appeal as McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. Judgment in favor of all defendants as to all 30 consolidated counts was entered. The appellate court affirmed the judgment on June 10, 2003. It is not known whether plaintiffs will seek Supreme Court review of this decision. If a challenge is successful, there is exposure as to the entire $750 million per year collected under Proposition 10 with interest, which could amount to several billion dollars by the time the cases are finally resolved.

In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at Laguna Honda Hospital should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and various other federal laws, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not modify the scope of the program.

In four pending cases, plaintiffs allege a section of the California Revenue and Tax Code, which establishes a corporate tax deduction for dividends received that are based on the amount of the dividend-paying corporation’s income subject to California franchise taxes, violates the Commerce Clause of the U.S. Constitution. In two of these cases the trial courts have determined such section does violate the commerce clause. The Franchise Tax Board appealed the decisions and in one of the cases, the Court of Appeal affirmed the trial court decision. A final decision adverse to the State in any one of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million.

Plaintiffs in five pending cases allege the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short term financial instruments and that this resulted in a violation of the Due Process and Commerce Clause of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of any of these plaintiffs could result in refunds to similarly situated taxpayers in an amount exceeding $500 million with potential future annual revenue loss of $50 million. The trial court ruled in favor of the Franchise Tax Board in two of these cases. It is not yet known whether the plaintiffs will appeal the decision.

In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are “medicines” within the meaning of Revenue and Tax Code Section 6369 such that they are exempt from sales and use taxes. The trial court has ruled in favor of the State Board of Equalization. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers as it pertains to California, Utah and the City and County of San Francisco, in which the State agreed to drop its lawsuit and not to sue in the future for monetary damages in exchange for the payment of billions of dollars by tobacco manufacturers and restrictions in marketing activities for tobacco products. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court’s dismissal of plaintiffs’ claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint. The District Court denied plaintiffs’ motion for leave to amend and the court of appeals affirmed. It is not yet known whether the plaintiffs will seek review by the Supreme Court.

In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states’ escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states’ complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. Oral argument was heard on March 13, 2003. The matter has been taken under submission.

In Capitol People First v. Department of Developmental Services a consortium of law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the various laws including the Americans with Disabilities Act, by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms. The potential financial impact of a judgment against the State Defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

In Natural Resources Defense Council et al., v. California Department of Transportation et al., U.S. District Court, Central District, Case No. 93-6073-ER-(JRX), filed October 7, 1993, plaintiffs sought an injunction requiring the Department of Transportation (the “Department”) to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act (“Act”). The case was tried in 1994 and a permanent injunction was issued against the Department requiring the development of various plans and programs. Plaintiffs’ position is that retrofitting of the Department’s facilities should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures, which amounts to $500 million through fiscal year 2006-07. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be billions of dollars.

In February 2001 the Governor, pursuant to his “commandeering” authority under the California Emergency Services Act, issued executive orders “commandeering” power purchase arrangements held by PG&E and SCE. The issue of whether and to what extent compensation is a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor’s actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor’s actions.

On September 6, 2002, PG&E filed a complaint for breach of contract against the State in Pacific Gas and Electric Company v. The State of California. PG&E’s complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, “AB 1890”) authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a “regulatory contract” between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the “regulatory contract” that PG&E claims was established with PG&E in AB 1890. PG&E’s complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E’s claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January 2002, the court dismissed the lawsuit and plaintiffs have appealed.

On February 21, 2003, Allegheny Energy Supply Company, LLC (“Allegheny”) and Allegheny Trading Finance Company (“ATFC”) filed an administrative claim seeking recovery from the State and various State departments and agencies in an amount exceeding $5 billion. The claim arises out of a contract entered into between the California Department of Water Resources and Allegheny, which Allegheny subsequently assigned to ATFC. Allegheny and ATFC’s claims include breach of contract, fraud, misrepresentation and other economic torts. The administrative board rejected the contract claims and returned the tort claims as untimely filed. It is not yet known whether the claimants will seek judicial review.

APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Connecticut (sometimes referred to as the State) is highly urbanized, with a 2001 population density of 707 persons per square mile, as compared to 81 for the United States as a whole and 223 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State’s residents, historically among the highest in the nation, increased in every year from 1992 to 2001, rising from $28,409 to $41,931. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 15.09% of total non-agricultural employment in Connecticut in 2001. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy. The average annual unemployment rate in Connecticut decreased from 7.2% in 1992 to 2.3% in 2000 but rose to 3.6% for the first half of 2002.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2000, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000, $300,400,000, and $30,700,000, respectively.

The State’s adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894,100,000 and General Fund expenditures of $11,894,000,000, with an estimated surplus of $100,000. As of September 30, 2001, the Comptroller had estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000. At a special session of the Connecticut General Assembly in November, 2001, called by the Governor to respond to the State’s projected deficit for that year, legislation was enacted to reduce deficit projections below 1% of anticipated General Fund expenditures. However, tax collections in subsequent months were lower than projected. On September 1, 2002, the Comptroller reported a deficit for the 2001-2002 fiscal year of $817,100,000. This deficit was met in part by a transfer of the $594,700,000 balance in the Budget Reserve Fund, and Economic Recovery Notes were issued to meet the remainder of the deficit on December 19, 2002.

For the 2002-2003 fiscal year, the adopted budget anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases. Nevertheless, as of January 31, 2003, the Comptroller estimated a General Fund deficit for the 2002-2003 fiscal year of $628,300,000.

A special session of the General Assembly called by the Governor resulted in deficit mitigation legislation signed on February 28, 2003, aimed at reducing the projected deficit for the 2002-2003 fiscal year through a combination of revenue enhancements estimated by the Office of Policy and Management to equal approximately $485,000,000 and expenditure reductions estimated to equal approximately $108,000,000. On July 1, 2003, the Comptroller estimated that a deficit of $125,300,000 would still result for the 2002-2003 fiscal year.

Due to the deliberations of the General Assembly on the 2002-2003 fiscal year deficit mitigation plan, the Governor’s budget proposal for the 2003-2004 and 2004-2005 fiscal years was delayed to March 4, 2003. The deficit mitigation legislation contained many elements that will strengthen the state’s fiscal position over the biennium. The Governor’s General Fund budget proposal for the 2003-2004 fiscal year assumes revenues of $12,477,000 and expenditures of $12,476,500, resulting in a projected surplus of $500,000. For the 2004-2005 fiscal year, the Governor’s budget proposal assumes revenues of $13,026,700 and expenditures of $13,026,400, resulting in a projected surplus of $300,000. The Governor’s proposed budget also includes a net increase in general obligation bond authorizations of $799,800,000 to take effect in the 2003-2004 fiscal year and $950,700,000 to take effect in the 2004-2005 fiscal year. These increases are in addition to $100,000,00 in the 2003-2004 fiscal year and $100,000,000 in the 2004-2005 fiscal year that are existing UCONN authorizations that take effect in such fiscal years. The State has not yet adopted budgets for these two fiscal years.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2002, the State had authorized direct general obligation bond indebtedness totaling $16,468,814,000, of which $15,102,913,000 had been approved for issuance by the State Bond Commission and $13,430,976,000 had been issued. As of November 1, 2002, net State direct general obligation bond indebtedness outstanding was $8,973,711,000.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of November 1, 2002, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,066,600,000.

The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2002, the State’s outstanding obligation was $1,124,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000.

The State’s general obligation bonds are rated Aa3 by Moody’s and AA by both Standard & Poor’s and Fitch. The Moody’s rating was downgraded from Aa2 on July 2, 2003. As of August 22, 2002, Standard & Poor’s had revised its credit outlook on such bonds from “stable” to “negative.”

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State’s land area; (iii) an action by certain students and municipalities claiming that the State’s formula for financing public education violates the State’s constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys’ fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys’ fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys’ fees, and costs; (ix) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys’ fees, and costs; (x) two sales and use tax refund cases involving claims of exemption for purchases by aircraft manufacturers of certain property used by them in conducting certain research and development activities; (xi) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; and (xii) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State’s compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years and to substantially increase the voluntary interdistrict busing program in that area. The anticipated cost of compliance over the four-year period is $45,000,000.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport could file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from the revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

APPENDIX E

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements dated March 25, 2002 and February 28, 2003 relating to Massachusetts general obligation bonds, an official press release issued by the Commonwealth’s Secretary of Administration and Finance on January 20, 2003 and an official press release issued by the Massachusetts Division of Employment and Training on July 18, 2003; however, the summary will not be updated during the year. The Trust has not independently verified the information.

Introduction.    The Commonwealth’s Secretary of Administration and Finance stated on December 4, 2002, that fiscal 2004 presents the most difficult year in Massachusetts fiscal history since the 1930s. As of February 28, 2003, the Executive Office for Administration and Finance expected that the Massachusetts economic recovery would be delayed further than previous estimates, which would result in lower tax revenue collections for fiscal 2003 than were projected. In 2000, the Commonwealth had an unemployment rate of 2.6%, in 2001, 3.7%, and in 2002, 5.3%. The seasonally adjusted unemployment rate through June 2003 was 5.6%.

Past Years’ Financial Results.    In fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 12.01% over the prior fiscal year to $22.587 billion. Budgeted expenditures increased by 10.71% over the prior fiscal year to $22.414 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.285 billion.

In fiscal 2001, which ended on June 30, 2001, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.21% over the prior fiscal year to $22.861 billion. However, budgeted expenditures decreased by 1.25% from the prior fiscal year to $22.134 billion. As a result, the Commonwealth ended fiscal year 2001, with a positive closing fund balance of $3.013 billion.

In fiscal 2002, which ended on June 30, 2002, the total revenues of the budgeted operating funds of the Commonwealth decreased by approximately 7.38% from the prior fiscal year to $21.175 billion. Budgeted expenditures increased by 3.01% over the prior fiscal year to $22.800 billion. As a result, the Commonwealth ended fiscal year 2002 with a positive closing fund balance of $1.388 billion.

Budgeted revenues and other sources in fiscal 2003, which ended on June 30, 2003, were estimated, as of February 28, 2003, by the Executive Office for Administration and Finance, to be approximately $21.409 billion, including tax revenues of $13.964 billion. At that time, it was estimated that fiscal 2003 budgeted expenditures and other uses would be $22.462 billion and that fiscal 2003 would end with a positive closing fund balance of $334 million. The Executive Office for Administration and Finance estimated that approximately $350 million in Medicaid related health care spending was moved off-budget by the fiscal 2003 General Appropriations Act.

Fiscal 2003 Budget.    Soon after Governor Mitt Romney assumed office in January 2003, his administration began projecting a budget shortfall in fiscal 2003 of approximately $650 million, which was comprised of lower than anticipated tax revenues in the amount of approximately $497 million, higher than expected deficiencies and lower non-tax revenues in the amount of approximately $65 million, and $38 million in lower than expected reversions. Also included in the shortfall was $50 million in spending reductions to minor funded accounts. The reductions were previously implemented; however, the savings had not yet been transferred to the General Fund.

On January 17, 2003, Governor Romney signed an act expanding his authority under Chapter 29, Section 9C of the Massachusetts General Laws to reduce allotted spending across state government with the exception of the legislative branch, the judicial branch, the Inspector General, the Office of the Comptroller or the Constitutional officers for fiscal 2003. Under these expanded powers, Governor Romney gained authority to reduce local aid payments to cities and towns, but any allotment reduction in local aid would be restricted to not more than one-third of the total reductions made by the Governor in the current fiscal year after the effective date of the act.

On January 30, 2003, Governor Romney announced $343 million in allotment reductions and other savings initiatives pursuant to his expanded powers under Chapter 29, Section 9C of the Massachusetts General Laws, as amended. Local government aid and lottery distributions to cities and towns were reduced by $114 million as part of the reduction package. Other spending cuts were made to Medicaid in the amount of approximately $75 million, education programs by approximately $25 million, higher education and state colleges in the amount of approximately $16 million, transitional assistance in the amount of approximately $12 million, housing in the amount of approximately $10 million, a prescription drug program for seniors in the amount of $10 million, other health and human services in the amount of approximately $46 million and all other areas in the amount of approximately $35 million.

Also on January 30, 2003, Governor Romney filed legislation to make supplemental appropriations, allow for various fund transfers, reduce spending, increase revenue by closing certain tax law loopholes, and increase certain fees. The total value of the savings measures, fund transfers, revenue enhancements, and contingency reserves was $307 million, which, in tandem with the $343 million reduction in allotments, would close the estimated $650 million gap. Supplemental appropriations in the amount of approximately $91 million were requested to fund deficiencies in Medicaid, public counsel, judgment and settlements, and other accounts. In the legislation, the Governor proposed additional spending reductions to be achieved by increasing state employee contributions for health benefit plans, using nursing home fees for other Medicaid expenditures, eliminating earmarks, and other reductions in Medicaid programs, for a projected savings of approximately $60 million. The transfer provisions would transfer any unexpected balances resulting from 9C reductions in various minor funded accounts to the General Fund, $12 million from the Workforce Training Fund, $1.5 million designated for the Massachusetts Fishermen’s Partnership, Inc. from the Uncompensated Care Trust Fund, and the balance of the Clean Elections Judgment Fund. As a contingency, the legislation proposed that the State Comptroller, at the direction of the Secretary for Administration and Finance, should transfer any positive balance in the Caseload Increase Mitigation Fund and the Health Protection Fund into the General Fund, as well as any amount from the Stabilization Fund necessary to end the fiscal year in statutory balance. The legislation also proposed fee increases and tax law changes to close loopholes in certain corporate, inheritance, and real estate income trust taxation.

On February 3, 2003, the Executive Office for Administration and Finance reduced the October 15, 2003, tax revenue estimate by $497 million to $14.648 million, including revenue collected from the fiscal 2003 tax amnesty program. The reduction to the fiscal 2003 tax revenue estimate was composed of a $177 million reduction in withholding collections, a $150 million reduction in estimated capital gains tax revenues, a $135 million reduction in other income taxes, and a $65 million reduction in sales tax revenue, offset in part by smaller increases in other tax revenue sources.

On February 6, 2003, Governor Romney filed legislation, which was enacted on February 25, 2003, to increase filing fees at Registries of Deeds effective March 1, 2003, and to levy a separate surcharge on Registry of Deeds filings. The filing fee increases were estimated to result in additional revenue of approximately $61 million for fiscal 2003 and approximately $217 million for fiscal 2004. The separate surcharge on filings would be deposited in the Registers Technological Fund, for the purpose of modernizing technology at registries of deeds. The other filing fee increases would be remitted to the General Fund. Pursuant to the legislation, transfers in the amounts of $12 million from the Workforce Training Fund, the balance of the Clean Elections Judgment Fund, $6.5 million from the Caseload Increase Mitigation Fund and $6.5 million from the Health Protection Fund were moved to the General Fund. The legislation also directed the Massachusetts Technology Collaborative to establish a plan within 15 days to ensure that $17 million would be transferred from the Renewable Energy Trust Fund by June 30, 2003. The legislation contained a provision that would generate approximately $60 million from demutualization. In addition, the legislation allowed for the transfer of savings achieved in minor funds by prior allotment reductions under Chapter 29, Section 9C of the Massachusetts General Laws to the General Fund. The legislation also closed loopholes in certain corporate, inheritance and real estate income trust taxation. As of February 28, 2003, the Department of Revenue was in the process of estimating the revenue impact of the tax provisions of the legislation, which differed in part from the tax proposals previously submitted by the Governor. The funds generated from closing tax loopholes would be deposited in the Stabilization Fund.

The following table shows the tax revenue collections for each month through February 2003 and the change from tax collections in the same month in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in each month which are dedicated to the Massachusetts Bay Transportation Authority (MBTA).

Fiscal 2003 Budgeted Tax Collections (in millions)

Month	Tax Collections		Change from Year Prior(1)	Percentage Change	MBTA Portion
July	$1,013		$(13)	(1.3)%	$57.5
August	1,064		(49)	(4.4)	54.0
September	1,558		34	2.2	59.6	(2)
October	932		(36)	(3.7)	55.1
November	1,015		(28)	(2.7)	48.7
December	1,394		65	4.9	67.3	(2)
January	1,486		(94)	(5.9)	65.8
February	840		38	4.7	43.2

Total	$9,303	(3)	$(84)	(0.9)%	$451.2

SOURCE: Executive Office for Administration and Finance.

(1)	Net of sales tax revenue dedicated to the MBTA.
(2)	Includes adjustments of $8.1 million on the account of the first quarter, and $13.4 million on the account of the second quarter to increase revenues to MBTA base amount for first quarter of fiscal 2003.
(3)	Includes approximately $134 million in revenues from the tax amnesty program.

Fiscal 2004 Budget.    On February 5, 2003, the Secretary for Administration and Finance and the legislative leadership announced a consensus estimate of Commonwealth tax revenues for fiscal 2004 of $14.678 billion, of which $684.3 million would be sales tax revenue dedicated to the MBTA. The $14.678 billion figure was approximately $30 million greater (or less than a 1% increase) than the administration’s estimated tax revenues for fiscal 2003. In presenting the consensus estimate, the Secretary estimated a shortfall in fiscal 2004 between projected spending requests from agencies and projected revenues of up to $3 billion.

On February 26, 2003, Governor Romney released his budget proposal for fiscal 2004, constituting a balanced budget as required by state finance law. The proposal budgeted $22.858 billion for programs and services, including $6.502 billion for Medicaid, $4.110 billion for education, $1.593 billion for debt service and $11.164 billion for all other programs and services. The proposal was based on a tax estimate of $14.800 billion, comprised of the consensus tax revenue estimate of $14.678 billion plus $166 million in additional revenues attributable to legislation closing tax loopholes and adjusting the sales tax on used motor vehicles, as well as new proposals to reduce above-market interest paid on refunds and abatements. This figure also reflected an adjustment of $44.1 million in revenues moved off-budget that were dedicated to the Convention Center Trust Fund. The tax revenue figure included $684.3 million in sales tax revenues dedicated to the MBTA. The Governor proposed significant changes to government organization and structure in the budget, in large part to generate cost savings. The total budgeted amount was approximately $396 million, or 1.8% greater than estimated total spending in fiscal 2003. However, the proposed fiscal 2004 budget included funds that were not counted in budgeted operating funds for fiscal 2003; after adding those items to fiscal 2003 spending for comparability, the growth in fiscal 2004 would be approximately $124 million, or 0.5%. The Governor’s proposed budget is subject to legislative review and modification prior to enactment.

Limitations on Tax Revenues.    Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Tax revenues in fiscal 1997 through fiscal 2001 were lower than the limit set by Chapter 62F. For fiscal 2001, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $16.8 billion and allowable state tax revenues were $18.3 billion.

Local Aid.    The Commonwealth makes substantial payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. In fiscal 2002, approximately 22.8% of the Commonwealth’s projected spending was estimated to be allocated to direct local aid. Local aid payments to cities, towns, and regional school districts take the form of both direct and indirect assistance.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $3.213 billion in fiscal 2002. All of the budgets in fiscal 1994 through fiscal 2002 have fully funded the requirements imposed by this legislation.

Medicaid.    As of March 25, 2002, over a quarter of the Commonwealth’s fiscal 2002 budget was slated for health care programs. In fiscal 2001, Medicaid accounted for more than half of the Commonwealth’s appropriations for health care. It was the largest item in the Commonwealth’s budget other than direct local aid and has been one of the fastest growing budget items. During fiscal 1997, 1998, 1999, 2000, and 2001, Medicaid expenditures were $3.456 billion, $3.666 billion, $3.856 billion, $4.270 billion and $4.642 billion, respectively. The average annual growth rate of Medicaid expenditures from fiscal 1997 to fiscal 2001 was 8.1%. However, during the period from 1997-2001, as a result of expansion in eligibility criteria and increasing enrollment, the number of members enrolled in Medicare grew 39%, from 687,000 to 955,000. Expenditures increased by 9.5% from fiscal 2000 to fiscal 2001. The Executive Office for Administration and Finance projected fiscal 2002 expenditures to be $5.259 billion, an increase of 13.3% over fiscal 2001. In recent years, Medicaid expenditures have consistently exceeded initial appropriation amounts. In fiscal 2001, $300 million was provided through supplemental appropriations to the Medicaid program.

Commonwealth Pension Obligations.    The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

The Public Employees Retirement Administration Commission (PERAC) prepared a new actuarial valuation of the total pension obligation dated January 1, 2002, which was released on September 24, 2002. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $7.369 billion. The valuation study estimated the total actuarial accrued liability as of January 1, 2002 to be approximately $39.067 billion.

Central Artery/Ted Williams Tunnel Project.    The largest single component of the Commonwealth’s capital program is the Central Artery/Ted Williams Tunnel project (the “Project”), a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in Project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority (the “Turnpike Authority”) should continue to be responsible for the management of the Project. The Federal Highway Administration informed the Turnpike Authority, by letter dated June 15, 2000, that it had been designated a “high-risk grantee,” meaning that more detailed financial reports and additional monitoring would be required on the Project. Such designation would remain in effect until the Project’s completion with respect to activities related to the Project.

On October 23, 2000, the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement setting out certain federal reporting and monitoring requirements for the Project, and is maintaining a balanced statewide transportation program. In addition, the legislation limits total federal funding to $8.549 billion and ties future federal funding for the Project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Finally, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the Project.

The Central Artery and Statewide Road and Bridge Infrastructure Fund (the “Infrastructure Fund”) was created by legislation in May, 2000 to fund additional costs of the Project that had been announced in February, 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for each of fiscal years 2001 through 2005. Including the $2.168 billion expected to be available for the Project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid by motor vehicle license and registration fees dedicated to the fund, $231 million from license and registration fees not needed for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million from interest earnings through fiscal 2005 on balances in the fund itself. Of these amounts, $1 billion in Commonwealth bonds have already been issued and the payments from the Turnpike Authority and Port Authority have been made.

In the Turnpike Authority’s annual cost and schedule update (“CSU 9”), the Project projected that its budget would remain at $14.625 billion. The CSU 9 contingency account was budgeted at $334.9 million, of which approximately $62 million was allocated for unanticipated risks. CSU 9 is the basis for the budget and schedule portion of the Turnpike Authority’s annual finance plan which was filed with the Federal Highway Administration for approval on August 31, 2002 (the “October 2002 Finance Plan”). Federal approval has not yet been attained, with the result that commencing October 1, 2002, the U.S. Department of Transportation is withholding future obligation of federal funds for the Project. This withholding is not expected to adversely affect Project cash flow, assuming that federal approval is obtained by August 31, 2003.

The Executive Office for Administration and Finance engaged an independent auditor to review and evaluate CSU 9, as required for the U.S. Department of Transportation’s approval of the October 2002 Finance Plan. In its final report dated September 30, 2002, the independent auditor did not recommend an increase to the overall Project budget of $14.625 billion. However, the auditor found that an I-90 opening of January 2003, an I-93 northbound opening of March 2003 and an I-93 southbound opening of May 2004 are more likely than the projected opening dates stated by the Turnpike Authority in CSU 9.

On July 26, 2002, the Federal Highway Administration announced its estimate of the total Project cost to be $14.46 billion in connection with its annual budget review of the Project. On July 22, 2002, the Massachusetts State Auditor issued an interim report concluding that the CSU 9 projected budget of $14.625 billion is overfunded by approximately $88 million.

The U.S. Department of Transportation Office of the Inspector General and the General Accounting Office have taken a position that monies realized from the resale of property originally purchased with federal funds should retain their federal character and not become state funds. The Federal Highway Administration, which has responsibility for issuing and interpreting regulations on the subject, disagrees with that interpretation and has taken a position that such monies become state funds upon resale of such property. The Turnpike Authority has budgeted $87 million for Project costs from the projected resale of its Kneeland Street properties, which fall into this category, in the October 2002 Finance Plan. Senator John McCain has requested the U.S. Secretary of Transportation to abolish the federal rule allowing characterization of such monies as state funds. If the Federal Highway Administration changes its position, the Project would be required to replace approximately $50-60 million of newly characterized federal funds with state funds in order to maintain compliance with the $8.549 billion cap on federal funding for the Project. In the event this were to occur, the Project would seek a reallocation by the Commonwealth of federal highway program funds so as not to increase the total cost of the Project or alter the cash flow of Project funding. Alternatively, the Project estimates that sale or lease of additional surface artery real estate could yield an additional $84 million beyond the current estimated Project budget. If reallocation of federal funds or realization of additional revenues from surface artery real estate or other sources were not possible, the Project could potentially face a revenue shortfall.

Each annual finance plan, including the October 2002 Finance Plan, budgets for the potential cost of change orders on all awarded and unawarded contracts. Any dollar amount associated with an individual claim or issue, or the sum of claims or issues, may not reflect the ultimate impact, if any, on the final Project cost. The contract claim of Honeywell Technology Solutions, Inc., received on March 16, 2002, now totals $123.9 million. As a result of negotiations between the Project and Honeywell on the claim, the parties have entered into an agreement dated October 18, 2002, reaffirming contract metrics and schedule milestone dates. The Honeywell contract includes installation of systems necessary to open the roadway. If Honeywell fails to perform work on an accelerated basis or if Honeywell were to abandon the contract, it might result in a substantial and material impact to Project cost and schedule.

The current weak economy and resolution of contractor claims, including so called global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected Project contractors. Such financial difficulty could affect the ability of a contractor to complete Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be substantial and material impact on Project schedule and cost.

As of December 31, 2002, Project construction was 86.8% complete. As of that date, approximately $13.3 billion was under contract or agreement and approximately 91% of all construction scope was under contract. Current trends indicate the following opening dates for the Project:

Milestone	Current Trend
I-93 northbound opening:	March 2003
I-93 initial southbound opening:	March 2004
I-93 complete southbound opening	February 2005
Project substantial completion	May 2005

On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the Project from 1994 to 2001. The report asserted that the private joint venture serving as the Project’s management consultant had provided then-

Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2001. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General’s allegations.

On May 8, 2000, the State Treasurer’s office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of “Certain Municipal Securities/ Massachusetts Central Artery (B-1610),” pursuant to a formal order of private investigation issued by the Commission.

Ratings of General Obligation Bonds.    Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services have rated the Commonwealth’s general obligation bonds AA-, Aa2, and AA-, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the credit worthiness of tax-exempt securities of other issuers located in the Commonwealth. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant.

Personal Income.    Since 1970, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1993 and 1997, showing growth rates between 0.3 and 3.8 percent in this period. In 1999, Massachusetts had its highest per capita income growth in 15 years, exceeding the national growth rate by 1.6 percentage points. In 2001, nominal and real income in Massachusetts and the United States showed a slight decline. Even with slight declines in income, in 2001 both real and nominal income levels in Massachusetts remained well above the national average. Massachusetts had the third highest level of per capita personal income in the United States in 2001. As of December 31, 2001, the Massachusetts poverty rate remained below the national average. Between 1980 and 2001, the percentage of the Massachusetts population below the poverty line varied between 7.7 percent and 12.2 percent.

Employment.    As of November 2002, the Massachusetts services sector, with 37.0 percent of the non-agricultural workforce was the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.1 percent), government (13.2 percent), and manufacturing (12.0 percent). While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 caused unemployment rates in Massachusetts to decline faster than the national average. As a result, from 1994 through 2001 the unemployment rate in Massachusetts was below the national average. The unemployment rate in Massachusetts was consistently below that of the United States over the twelve months ended November 2002. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns for the twelve months ended November 2002. The unemployment rate in Massachusetts increased from 4.4 percent in November 2001 to 5.0 percent in November 2002, and the United States unemployment rate also increased from 5.6 percent to 6.0 percent between these same months. The Massachusetts seasonally adjusted unemployment rate was 5.6 percent in June 2003, while the national unemployment rate was at 6.4 percent in June 2003.

Economic Base and Performance.    In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, Massachusetts and New England experienced growth rates significantly below the national average. From 1992 to 1997, growth rates in Massachusetts and New England tracked the U.S. growth rate quite closely. In 1999 and 2000, the economies of both the Commonwealth and the region grew at a faster pace than the nation as a whole. However, both the U.S. and

Massachusetts experienced slower growth in 2000 than in 1999, while New England’s growth accelerated. Between 1990 and 2000, growth of the Massachusetts economy averaged 3.8 percent, while New England and the nation experienced average growth of 3.3 percent and 3.5 percent, respectively. The Massachusetts economy is the largest in New England, making up an average of 47.6 percent of New England’s total Gross State Product and an average of 2.7 percent of the nation’s economy between 1990 and 2000.

APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 12.8% in 2002. While durable goods manufacturing still represents a sizable portion of the State’s economy, the service sector now represents 27.51% of the State’s economy. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, from 1996 through 2000, the unemployment rate in the State was at or below the national average. During 2002, the average monthly unemployment rate in the State was 6.1% compared to a national average of 6.0%, and has continued at a rate slightly above the national average.

The State’s economy continues to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes and national and international events affecting national security. Such actions are adversely affecting State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. State revenues subject to the limit in recent years have not exceeded the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion effective for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Funds. The majority of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The

State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1997-2001 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1996-1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health (“DCH”). Over a ten-year period, DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. As a result, the total ending General Fund fund balance and unreserved fund balance for the fiscal year ended September 30, 1997, were reduced by $154.1 million from $1.047 million to $893.1 million to account for the correction of the prior period error. The ending fund balance (reserved and unreserved) of the General Fund at the end of the 2001-02 fiscal year was $114.5 million, of which the unreserved portion was $28.1 million. The balance in the Budget Stabilization Fund as of September 30, 2002 was $145.2 million. (all restricted), and it is expected that the fund will have a zero balance at September 30, 2003.

Consistent with the downturn in the national economy, the State is currently experiencing an economic slow-down, which has resulted in reductions in anticipated State revenues. In December of 2002, the Governor proposed and the legislature approved cuts of $462.9 million in the 2002-03 fiscal year budget, including cuts of approximately 2.0% in appropriations to the public universities and a 3.5% in revenue sharing payments to local units of government. The impact of the reductions on local units of government will vary depending on the percentage of their own budgets which comes from revenue sharing. On January 14, 2003, the State’s revenue estimation conference predicted additional 2002-03 fiscal year shortfalls of approximately $143 million in the general fund and approximately $134 million in the school aid fund. In response, the Governor proposed executive order cuts in state payments to local school districts of $134 million and cuts in general fund expenditures of $158.3 million, including an additional 1.5% cut in funding for the State’s public universities.

The Governor presented the executive budget for 2003-04 on March 6, 2003. The proposal seeks to address a shortfall of approximately $1.7 billion with a combination of expenditure cuts and revenue proposals. Higher education is proposed to receive an additional cut of 6.5% and revenue sharing to local municipalities is proposed to be cut by an additional $116 million. Basic school aid payments are restored to approximately the originally budgeted 2002-03 levels, but categorical grants to school districts are also proposed to be significantly reduced.

On May 13, 2003, the State’s Revenue Estimating Conference projected further revenue reductions in the School Aid Fund of $91.9 million in the current 2002-03 fiscal year, and $105.7 million in the 2003-04 fiscal year, in each case from the estimates made in January of 2003. The May 13 Conference projected 2002-03 General Fund revenues at the same level as the January 2003 projection. To date, no actions by the Governor or State Legislature in response to the May 13, 2003 Revenue Estimating Conference projections have been announced. The budget recommendation is being considered by the Legislature and it is possible that the numbers could be further adjusted upward or downward depending on further changes in economic conditions and legislative decisions that differ from the Governor’s proposals.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, are being paid out of the Budget Stabilization Fund or the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last seven years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. In 1999, the Legislature voted to further reduce the State personal income tax over a period of years by 0.1% each year. In 2003, the rate fell to 4.0%. By 2004 the rate is scheduled to drop to 3.9%. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, school district and social services, tax collection, commerce and court funding.

Currently, the State’s general obligation bonds are rated Aaa by Moody’s, AAA by Standard & Poor’s and AA+ by Fitch. The State received upgrades in September 2000 from Standard & Poor’s, in October 2000 from Moody’s and in April 1998 from Fitch.

APPENDIX G

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey (sometimes referred to herein as the “State”) personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer’s level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2003” refers to the State’s fiscal year beginning July 1, 2002 and ending June 30, 2003.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $188 million for Fiscal Year 2000, $389 million for Fiscal Year 2001 and $292 million for Fiscal Year 2002. For Fiscal Year 2003 and Fiscal Year 2004, the balance in the undesignated General Fund is estimated to be $100 million and $115 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During calendar year 2002, New Jersey’s economy continued at a sluggish pace similar to the rest of the nation. The economic slowdown began in 2001 with average annual employment declining by 0.7% as compared to the 2.4% growth in 2000. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001. Employment growth in 2002 was -0.1%. Due to weakening labor market conditions, New Jersey’s personal income continued to grow moderately at 3.1% in 2002, close to the 3.0% rate in 2001, but substantially below the record pace of 9.9% in 2000.

New Jersey’s average annual unemployment rate in 2002 was 5.8% up from 4.2%, the average annual rate for 2001. The unemployment rate rose to 6% during the second half of 2002, but was consistently below 6.0% for the first three months of 2003. Although growth in the job market is still weak, New Jersey’s employment level remained close to four million for most of 2002. Total non-farm employment was at slightly above four million in March 2003.

Economic forecasts as of April 2003 for the national and State economies project a modest economic recovery in 2003 due largely to the successful conclusion of the war with Iraq. The Federal Reserve has projected that the economy will pick up later in 2003, but lingering business pessimism could still delay the recovery. Economic activity is expected to pick up modestly in 2003 and accelerate in 2004.

New Jersey’s economy is expected to follow the national trend in 2003. Employment growth is projected to remain below 1% in 2003. Personal income growth in New Jersey is expected to grow modestly in 2003. Housing starts are expected to ease slightly in 2003 after a strong year in 2002. New vehicle registrations are projected to moderate but remain close to 630,000+ units in 2003 and 2004. Inflation is expected to remain modest, below 3.0% in 2003 and 2004. Low inflation continues to benefit New Jersey consumers and businesses. Low interest rates continue to support spending on housing and other consumer durables in the State.

To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

The State and the nation may experience further near-term slow growth and the expected recovery may stall into late 2003 if consumers, investors, and businesses become more cautious than currently assumed. However, the fundamentals of the State’s economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

Tort, Contract and Other Claims.    At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al.    This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”)

for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”), including the provisions for early childhood program aid and demonstrably effective program aid. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously. On December 29, 2000 the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter has been sent back to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. On September 26, 2002, the ALJ issued an Initial Decision, finding that five of the seventeen petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full “Abbott” funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the twelve (12) districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them.

Following a review of the Initial Decision, exceptions and record, the Commissioner, on February 10, 2003, adopted in part and rejected in part the Initial Decision. The Commissioner rejected the finding that Buena Regional, Commercial, Fairfield and Woodbine met the standard for “special needs district” status. The Commissioner adopted the finding that Salem City meets the standard for special needs status and will recommend to the Legislature that Salem be included within CEIFA’s definition of an “Abbott District.” Additionally, the Commissioner adopted the finding that the other twelve petitioning districts did not demonstrate that CEIFA is insufficient to enable them to provide a thorough and efficient education to their students. In the cases of Buena Regional, Commercial, Fairfield, Salem City and Woodbine, the Commissioner directed the respective County Superintendents to undertake thorough reviews of the districts’ 2003-04 budgets to determine their sufficiency to provide a thorough and efficient education as well as to ensure the appropriate use of Early Childhood Program Aid and Demonstrably Effective Program Aid. The Commissioner further directed the County Superintendents to take any appropriate actions, including fund reallocation, to target areas of particular need. Finally, the Commissioner determined that it may be appropriate to trigger his powers pursuant to N.J.S.A. 18A:7F-6 if the review of the respective County Superintendents so merit. On March 6, 2003, several of the districts appealed the decision of the Commissioner of Education to the State Board of Education.

United Hospitals et al. v. State of New Jersey and William Waldman et al.    There are several matters involving approximately 40 hospitals challenging Medicaid hospital reimbursement rates for rate years 1995 through 2001. The matters were filed in the Appellate Division of the Superior Court of New Jersey and in the Office of Administrative Law. The hospitals challenge some or all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The Appellate Division has remanded some of these matters to the Division of Medical Assistance and Health Services to make further findings. The State intends to vigorously defend these actions. United Hospitals is in bankruptcy and this case has been settled so far as United Hospitals is concerned.

Abbott V Appeals.    Abbott districts, in furtherance of the Court’s decision in Abbott v. Burke (“Abbott V”) and Department of Education (the “Department”) regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department’s concerns regarding each district’s plan, and asked that amended plans be submitted to the

Department. The Abbott districts filed individual petitions of appeal with the Commissioner of Education. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State filed answers or motions in lieu of answers. The matters were transmitted to the Office of Administrative Law (“OAL”) for further proceedings. To date, one of the original thirteen districts that filed petitions for the 1999-2000 school year remains active. The State is facilitating the expedition of the remaining early childhood appeal from 1999-2000 in the OAL and will vigorously defend the Department’s actions.

2001-2002 Abbott District Appeals.    Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Additionally, four districts filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving three of the districts have been amicably resolved. With regard to the fourth district, Elizabeth, upon notice by the district, the initial decisions of the Administrative Law Judge were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts filed petitions of appeal on DOE decisions awarding Additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagree with the Department’s findings of budget reallocations, revenues and the final award of Additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in four of the eleven districts. The State’s motion to dismiss the petition in one of the eleven districts was granted and the remaining matters were transferred to the Office of Administrative Law for Hearing. Amicable resolutions were reached in ten of the eleven districts. The State is actively attempting to finalize the resolution of the Elizabeth matter. Finally, the Education Law Center (“ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC takes issue with the Department’s process and decisions regarding Additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

Southern New Jersey Light Rail Group v. New Jersey Transit Corporation.    On July 31, 2002, New Jersey Transit Corporation’s contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit in the Law Division, Essex County alleging over $100 million in damages and claims on the project. The contractor, Southern New Jersey Rail Group (a consortium of Bechtel Infrastructure and Bombardier), alleges breach of contract, breach of the covenant of good faith and fair dealing, equitable adjustment, unjust enrichment and negligent misrepresentation resulting from alleged delays caused by New Jersey Transit and changes in the contract work for which the plaintiff alleges it is entitled to be compensated. The State will vigorously defend this matter.

Sojourner A., et al. v. Dept. of Human Services.    The plaintiffs in this action filed a complaint and motion for preliminary injunction on September 4, 1997, seeking damages and declaratory and injunctive relief overturning, on State constitutional grounds, the “family cap” provisions of the State Work First New Jersey Act N.J.S.A. 44:10-1 et seq. Damages sought are retroactive payment of benefits to all persons who did not obtain an increase in welfare benefits because of the cap. Plaintiffs’ motion for preliminary injunction was denied, but their motion for class certification was granted. On August 30, 2000, the trial court granted summary judgment in favor of the State defendants, dismissing the complaint. Plaintiffs have appealed the dismissal of their complaint. The State filed its responding brief on July 9, 2001. On April 5, 2002, the Superior Court, Appellate Division affirmed the trial court’s dismissal of the complaint. Shortly thereafter, the plaintiffs filed a petition for certification seeking reversal by the New Jersey Supreme Court. The State defendants filed their brief in opposition to the petition. The Supreme Court granted certification and the matter is now pending there.

Charlie and Nadine H., by and through their next friend, Imogene Johnson et al. v. James McGreevey, as Governor of the State of New Jersey: Gwendolyn Harris, as Commissioner of the Department of Human Services; and Charles Venti, as Director of the Division of Youth and Family Services of the State of New Jersey

(Federal District Court: Trenton).    On August 4, 1999, a group called Children’s Rights Inc., filed this class action lawsuit pursuant to 42 U.S.C. §1983, against Governor Christine Todd Whitman, Michele K. Guhl, Commissioner of the Department of Human Services, and Charles Venti, Director of the Division of Youth and Family Services (“DYFS”), alleging violations of the United States Constitution, federal statutes and federal common law. The class is alleged to contain all children who are or will be in the custody of DYFS, and those children who, while not in the custody of DYFS, are or will be at risk of abuse or neglect and whose status is known, or should be known, or will be known to DYFS. The complaint alleges defendants’ systematic failure to protect the plaintiff class and furnish legally required services to these children and their families. It also alleges that this failure jeopardized the children’s health and safety, and subjected them to significant harm, in violation of their rights under the United States Constitution, federal statutes, and federal common law. The complaint seeks, among other things, a permanent injunction against defendants to prevent them from subjecting members of the plaintiff class to practices that violate their rights; remedial relief to ensure defendants’ future provision of legally mandated services to plaintiffs; and an award of reasonable attorneys’ fees and costs. The State filed a motion to dismiss the complaint, which was decided on January 27, 2000 and discovery has commenced. Most of the causes of action were dismissed, leaving only substantive due process and Multiethnic Placement Act claims relating to children involuntarily in DYFS custody. The trial judge denied plaintiffs’ motion seeking to appeal the decision. On March 7, 2002, the District Court granted class certification for two classes relating to the remaining counts of the complaint. Discovery on the remaining claims is ongoing. On June 24, 2003, the State reached a settlement agreement with Children’s Rights Inc. to reform its child welfare system. The State is unable to estimate its exposure for this matter.

Moody’s Investors Service, Inc. downgraded the State of New Jersey’s general obligation bonds from Aa1 to Aa2 on March 2, 2002. On April 25, 2002 and June 4, 2002, respectively, Fitch, Inc. and Standard & Poor’s, a division of The McGraw Hill Companies, Inc., both downgraded the State’s general obligation bonds from AA+ to AA. Additionally, on March 10, 2003, Fitch, Inc. placed the State’s general obligation bonds on a rating watch of negative. From time to time, agencies may change their ratings.

APPENDIX H

ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the “City”) or New York State (the “State” or “New York”). Other factors will affect issuers. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General.    More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State.

The Mayor is responsible for preparing the City’s financial plan, including the City’s current financial plan for the 2003 through 2007 fiscal years (the “2003-2007 Financial Plan,” “Financial Plan” or “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

For each of the 1981 through 2002 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then generally accepted accounting principles (“GAAP”), after discretionary and other transfers (“transfers”). For the 2002 fiscal year, the City had an operating surplus of $686 million, before transfers. General Fund total revenues for the 2002 fiscal year were approximately $40.86 billion. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increase or reduction in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s Current Financial Plan projects budget balance in the 2003 and 2004 fiscal years and budget gaps for each of the 2005 through 2007 fiscal years. A pattern of current year balance or surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

World Trade Center Attack.    On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the Financial district was interrupted.

Recovery, clean up and repair efforts will result in substantial expenditures. The federal government has committed over $21 billion for disaster assistance in New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. This amount includes approximately $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion for economic stimulus programs directed primarily at businesses located in the Liberty Zone, the area surrounding the World Trade Center site. These programs include expanding tax credits, increasing depreciation deductions, authorizing the issuance of tax-exempt private activity bonds and expanding authority to advance refund some bonds issued to finance facilities in the City.

The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

In addition, the State authorized the Transitional Finance Authority (“TFA”) to have outstanding $2.5 billion of bonds (“Recovery Bonds”) and New York City notes (“Recovery Notes”) to pay costs related to or arising from the September 11 attack (“Recovery Costs”).

City’s Financing Program.    Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of the TFA, which issues debt secured by personal income tax and sales tax revenues, TSASC, Inc., (“TSASC”), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies, and the New York City Municipal Water Finance Authority (the “Water Authority”) which issues debt secured by water and sewer revenues. The TFA and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

2003-2007 Financial Plan.    For the 2001 and 2002 fiscal years, the City’s General Fund had operating surpluses of $2.949 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2002 fiscal year is the twenty-second consecutive year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

On June 30, 2003, the City submitted to the Control Board the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City’s expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 26, 2002 (the “June Financial Plan”), as subsequently modified by the financial plans submitted to the Control Board on November 18, 2002, January 31, 2003 and April 23, 2003 (the “April Financial Plan”). The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years 2005, 2006 and 2007, respectively.

The Financial Plan reflects changes since the June Financial Plan which decreased projected revenues by $821 million, $2.3 billion, $2.2 billion and $2.0 billion in fiscal years 2003 through 2006, respectively, and increased projected net expenditures by $1.3 billion, $1.3 billion and $1.6 billion in fiscal years 2004 through 2006, respectively. Changes in projected revenues include a decline in projected tax revenues of $621 million, $1.6 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues, as well as the elimination of previously assumed non-tax revenues. The decline in projected tax revenue growth reflects the September 11 attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117,000 in 2002, a disruption in tourism and related spending and the decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan include: (i) increased pension costs totaling $213 million, $369 million and $541 million for fiscal years 2004 through 2006, respectively, resulting primarily from additional pension benefits and investment losses in fiscal year 2002 totaling 8%, which exceeded the 3% loss assumed in the June Financial Plan, partially offset by projected investment gains in fiscal year 2003 totaling 2%, which exceeded the previously assumed 8% loss; and (ii) the elimination of $223 million, $296 million, $291 million and $412 million of previously assumed labor productivity initiatives in fiscal years 2003 through 2006, respectively. Changes in projected expenditures also include increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid, increased debt service costs, an increased in the labor reserve and funding for capital expenditures. The Financial Plan also includes proposed discretionary transfers and prepayments in fiscal year 2003 of $1.3 billion, reflecting discretionary transfers and prepayments in fiscal year 2003 of $679 million in debt service, subsidies and lease debt service due in fiscal year 2004 and a miscellaneous budget grant of $624 million to the TFA in fiscal year 2003, which increases tax revenue in fiscal year 2004 by $624 million.

The gap-closing program included in the Financial Plan reflects: (i) the enacted 18.49% property tax increase, effective January 1, 2003, which is projected to continue to generate $837 million, $1.7 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, and (ii) a gap-closing program to reduce agency expenditures (including debt service savings reflecting a 24% reduction in capital commitments) and increase agency revenues by $950 million in fiscal year 2003 and by between $2.1 billion and $2.2 billion annually in subsequent fiscal years.

The gap-closing program included in the Financial Plan also reflects: (i) an enacted increase in the personal income tax rates (which decline after the first year) for City residents with taxable income above specified amounts for three years, commencing January 1, 2003, which is projected to generate $644 million, $545 million and $315 million in fiscal years 2004 through 2006, respectively; (ii) an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003, which is proposed to general $115 million and $111 million in fiscal years 2004 and 2005, respectively; (iii) the repeal, beginning June 1, 2003, of the sales tax exemption on the purchase of clothing and footwear under $110 for one year with two one-week periods of exemption which is expected to generate $192 million in fiscal year 2004; (iv) legislation enacted by the State Legislature pursuant to which the Local Government Assistance Corporation is to make available to the City $170 million annually which the City intends to assign to a newly-created financing entity for the purpose of refinancing outstanding indebtedness of the Municipal Assistance Corporation for the City of New York (“MAC”) which would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained by MAC for its debt service; (v) $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City’s airports, which is subject to the settlement of the City’s claim for back rent and the renegotiation of the City’s airport leases; and (vi) additional federal assistance and additional State assistance which requires the approval of the State government. Additional federal gap-closing actions in the Financial Plan include $420 million in fiscal year 2003 (in addition to the $230 million previously provided) to reimburse the City for costs related to the September 11 attack and increased federal funding for Medicaid which is expected to general approximately $290 million for the City over the fifteen months ending June 30, 2004. The additional State actions proposed in the Financial Plan include a proposed regional transportation initiative which would produce savings for the City totaling $75 million in fiscal year 2004 and approximately $150 million annually in each of fiscal years 2005 and 2006 by transferring responsibility for the local private bus system to the Metropolitan Transportation Authority (“MTA”). Subsequent to the passage of the State budget by the State Legislature, the Governor vetoed significant portions of the budget and other legislation providing City assistance, including legislation relating to the increase in the City personal income tax and the sales tax, the proposed $170 million annual payment that the City intends to use to refinance MAC debt and the restorations of State education aid. In his veto message, the Governor raised questions as to the constitutionality of such legislation. On May 15 and May 19, 2003, the State Legislature overrode the Governor’s vetoes. The City believes that the legislation providing the City with assistance is constitutional. However, if there were to be a successful challenge to the legislation there would be an adverse impact on the City’s budget and the Financial Plan.

The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each 1% wage increase for all City employees for subsequent contract periods would cost approximately $200 million annually. The City Comptroller and others have issued reports identifying various risks, and are expected to issue reports on the Financial Plan by the end of July 2003. See “Certain Reports” within. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

Assumptions.    The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2003 through 2007 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City’s infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials (see “Certain Reports” within).

Personal Service Costs.    The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water or sewer funds, will decrease from an estimated level of 246,535 on June 30, 2004 to an estimated level of 246,348 by June 30, 2007.

Intergovernmental Aid.    For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that state budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted or that any such reductions or delays will not have adverse effects in the city’s cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants, which could have adverse effects on the City’s cash flow or revenues. The City assumes that the costs relating to the September 11 attack on the World Trade Center will be paid from Federal aid and borrowings by the TFA.

Certain Reports.    From time to time, the Control Board staff, OSDC, the City Comptroller, the IBO and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On May 27, 2003, the City Comptroller released a report of the City’s Executive Budget for fiscal year 2004. In his report, the City Comptroller stated that the City is in the middle of difficult economic times, with a continuing recession, the impact of the September 11 attack and difficulties in the nation’s financial markets reflected in the City’s financial condition. The City Comptroller’s report concluded that, after accounting for the impact of the budget enacted by the State Legislature, the City’s Executive Budget for fiscal year 2004 contains $618 million in net risks, and identified $2.9 billion in risks for fiscal year 2005, including the $752 million gap set forth in the April Financial Plan for fiscal year 2005.

The risks set forth in the City Comptroller’s report include: (i) the possibility that projected non-property taxes could be lower than projected in the April Financial Plan by $139 million and $95 million in fiscal years 2004 and 2005, respectively, reflecting an economic recovery in the City which is slower than the national recovery and the recovery assumed in the April Financial Plan, and the possibility that the stock market will not recover in the near future; (ii) the possibility that the proposed sale of tax benefits attributable to a City water tunnel for $100 million in fiscal year 2004 will not be consummated; (iii) possible increased overtime expenditures of approximately $170 million in each of fiscal years 2004 and 2005; and (iv) the possibility that Medicaid and public assistance costs could be greater than forecast in the April Financial Plan by $70 million in each of fiscal years 2004 and 2005. The report identified as additional risks: (i) assumed rent payments of $200 million and $583 million from the Port Authority in fiscal years 2004 and 2005, respectively, which are subject to arbitration and the negotiation of new leases; (ii) regional transportation initiatives totaling $200 million and $600 million in fiscal years 2004 and 2005, respectively, which could include initiatives to impose tolls on the East River bridges and transfer responsibility for the City’s private bus system to the MTA, which require State legislative approval; and (iii) the possibility that the City will receive $611 million less State assistance than assumed in the April Financial Plan for fiscal year 2005, reflecting the fact that certain of the State legislative actions provide revenues for the City in fiscal year 2004 which do not recur in fiscal year 2005, including the restoration of the sales tax on certain clothing and footwear purchases in fiscal year 2004. In addition, the report noted that the Chief Actuary for the City’s pension systems may decide to revise actuarial assumptions and methods that are used to calculate the City’s pension contributions, which could impact the City’s budget for fiscal year 2004. Finally, the report noted that the April Financial Plan does not assume any increases for the new round of collective bargaining, which would cost the City approximately $220 million annually for each 1% wage increase.

On June 3, 2003, the staff of the OSDC issued a report on the April Financial Plan. The report identified risks of $507 million, $2.3 billion, $2.5 billion and $3.0 billion for fiscal years 2004 through 2007, respectively, which, when added to the gaps projected in the April Financial Plan, would result in gaps of $507 million, $3.0 billion, $3.9 billion and $4.1 billion in fiscal years 2004 through 2007, respectively.

The risks to the April Financial Plan identified in the report include: (i) $207 million, $1.2 billion, $1.8 billion and $2.3 billion of State assistance, which results from the scheduled phase-out of the increased taxes authorized by the State Legislature for fiscal year 2004 and the impact of other State initiatives which provide only short-term benefits; (ii) possible delays in reaching a settlement with the Port Authority for retroactive and increased airport lease payments assumed in the April Financial Plan; (iii) the proposed sale of tax benefits with respect to the depreciation of certain City assets for $100 million in fiscal year 2004; (iv) the assumed receipt of $250 million of federal assistance in each of fiscal years 2005 through 2007; (v) possible increased spending for overtime of $100 million in fiscal year 2004 and $125 million in each of fiscal years 2005 through 2007; and (vi) possible increased Medicaid costs of $50 million in fiscal year 2004 and $150 million in each of fiscal years 2005 and 2007.

With respect to the State assistance authorized by the State Legislature, the OSDC report noted that the Governor contends that many of the actions taken by the State Legislature are unconstitutional, and has encouraged taxpayers to initiate litigation, and that there remains the risk that certain elements of the State budget will be overturned by the courts or impeded by other obstacles. With respect to federal assistance in fiscal year 2004, the report noted that the City could receive at least $150 million more than assumed in the April Financial Plan as a result of the recently enacted federal appropriation bill, which includes counterterrorism funds for high-risk cities, and the recently enacted federal tax reduction bill, which provides budget relief over two years to states and localities for Medicaid relief and revenue sharing. Finally, the report noted that wage increases at the projected inflation rate would increase costs by $750 million, $1.2 billion, $1.7 billion and $2.3 billion in fiscal years 2004 through 2007, respectively, unless funded by productivity increases.

On June 3, 2003, the staff of the Control Board issued a report on fiscal year 2003. In its report, the staff noted that it will issue its report on the adopted budget for fiscal year 2004 and the related financial plan in July.

Seasonal Financing Requirements.    The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City anticipates that it will issue $2.4 billion of short-term obligations during fiscal year 2004 to satisfy its seasonal financing needs. To finance its projected cash flow needs, the City issued $1.5 billion of short-term obligations in fiscal years 2003 and 2002, $750 million of short-term obligations in fiscal year 2001 and 2000, $500 million of short-term obligations in fiscal year 1999 and $1.075 billion of short-term obligations in fiscal year 1998. The delay in the adoption of the State’s budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Outstanding Indebtedness.    As of March 31, 2003, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $28.536 billion and $2.311 billion of outstanding net long-term debt.

Water, Sewer and Waste.    The New York City Municipal Water Finance Authority (“Water Authority”) is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board and the Water Board holds a lease interest in tie City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy covering fiscal years 2004 through 2013 projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $16.24 billion of the $46.8 billion City-funded portion of the plan. The City’s capital commitment plan for the 2003 through 2007 fiscal years reflects total anticipated City-funded water and sewer commitments which are expected to be financed with the proceeds of Water Authority debt of $9.1 billion.

The City is subject to statutory and regulatory standards relating to the quality of its drinking water. The City’s water supply now meets all technical standards and the City’s current efforts are directed toward protection of the watershed area. A full scale water treatment facility to filter Croton system water is required under a federal consent decree. Since 1993, the United States Environmental Protection Agency (“USEPA”) has issued interim filtration avoidance determinations (“FADs”) pursuant to which the City is not required to filter water from the Catskill and Delaware Systems. On November 26, 2002, USEPA announced the issuance of a new FAD which supersedes the 1997 FAD and will remain in effect until further determination is made, now scheduled for April 2007. The 2002 FAD provides that the City take action over the next five years to protect the Catskill and Delaware water supplies and justify the continuation of filtration avoidance. The City has estimated that if filtration of the Catskill/Delaware water supply system is ultimately required, the construction expenditures required could be between $3 billion and $4 billion.

Litigation.    The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002 amounted to approximately $4.3 billion.

New York State

The New York Economy.    The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. It is therefore not surprising that the State economy is only now emerging from the most recent recession. State employment is projected to rise 0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is estimated to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. The unemployment rate 2002 for was 6.1 percent and is expected to remain virtually unchanged for 2003.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State’s economy is diverse, with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. The trade transportation and utilities sector accounts for the largest component of State nonagricultural employment but only the third largest when measured by income share. New York City is the nation’s leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local government together are the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Economic and Demographic Trends.    In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

2003-04 Fiscal Year.    The State’s current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, Division of Budget (DOB) issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor’s vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Budget, which is detailed in this report and in a preliminary report released on May 1, 2003, indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions will keep the 2003-04 budget in balance and are discussed in more detail later in this report.

Special Considerations.    Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State’s flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the fiscal management plan into the Financial Plan projections by the release of the First Quarterly Update to the Financial Plan.

The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature’s powers to act on the appropriations contained in the Executive Budget (see the section entitled “Litigation” for a discussion of two ongoing cases). In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor’s Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

DOB expects the State’s cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the Local Government Assistance Corporation (“LGAC”) statute and related bond covenants.

An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State’s projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total $730 million in General Fund reserves, after implementation of the fiscal management plan.

There are several significant risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as a postponement of investment plans by businesses. Similarly, a conflict in Iraq carries the potential for a large spike of some duration in oil prices as well as a sharp drop in consumer sentiment and business confidence.

Prior Fiscal Years.    In the revised 2003-03 Financial Plan dated February 28, 2003 (the “February Financial Plan”), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State’s cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State’s future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund (TSRF), $20 million in the Contingency Reserve Fund (CRF) to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative “member items.”

The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (CRF), $292 million in the Community Projects Fund (CPF), and $29 million in the Universal Pre-Kindergarten Fund.

State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 35 percent of the membership during the 2001-02 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2002, 637,896 persons were members and 306,604 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Assets and Liabilities.    Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller (“OSC”) reports the net assets available for benefits as of March 31, 2002 were $112.7 billion (including $2.1 billion in receivables), a decline of $1.3 billion or 1.2 percent from the 2000-01 billion level of $114 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2002 was $127 billion (including $42.7 billion for current retirees and beneficiaries), an increase of $6.8 billion or 5.7% from the 2000-01 level of $120.2 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets increased from $119.5 billion in 2001 to $125.2 billion on March 31, 2002.

Local Government Assistance Corporation.    In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (“LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no TRAN borrowing in the Fifth year. This provision limiting the State’s borrowing practices was included as a covenant with LGAC’s bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of the LGAC, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Financing Activities.    Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the State Legislature.

As of March 31, 2003, the total amount of outstanding general obligation debt was approximately $4.0 billion.

The Debt Reform Act of 2000, which applies to all new State-supported debt issued after April 1, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Both caps began in 2000-01 at an initial phase-in level of .75 percent. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the State financial plan update most proximate to October 31. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts.

Public Authorities—General.    As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

Litigation.    Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-2004 State financial plan. There can be no assurance that adverse decisions in legal proceedings against the state would not exceed the amount of all potential 2003-04 State financial plan resources available for the payment of judgements, and could therefore affect the ability of the State to maintain a balanced 2003-04 State financial plan. The General Purpose Financial Statements for the 2002-2003 fiscal year will report probably, awarded and anticipated unfavorable judgement against the State. The statements will be available in July 2003.

Other Localities.    Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State receipts and disbursements for the State’s financial plans.

APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1.24 billion, $400 million of which was paid in fiscal year 1998-1999 and another $600 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 resulted in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year’s budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee’s retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the

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Retirees’ Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 1999-2000. The ending General Fund balance did not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years.

On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State’s 16 university campuses and 59 community colleges. North Carolina’s citizens approved the $3.1 billion bond package—the largest in State history—on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State’s teachers’ salaries up to the national average. State employees received 4.2% raises and $500 bonuses disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee’s health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

On August 24, 2000, the State Supreme Court issued an order in the Chrysler Credit case denying the State’s request for discretionary review of a decision of the State Court of Appeals. As a result, the State was required to refund $20.5 million of taxes previously paid by Chrysler. On November 1, 2000, the State Court of Appeals issued an order accepting the State’s motion to dismiss an appeal previously filed by the State in the Ford Motor Credit case. As a result, the State was required to refund $38.2 of taxes previously paid by Ford.

On May 1, 2001, the State Office of State Budget, Planning and Management and the Fiscal Research Division of the State General Assembly estimated there would be a General Fund revenue shortfall of $697.1 million from the authorized 2000-2001 fiscal year budget, and a total budget shortfall for fiscal year 2000-2001 of approximately $850 million. The shortfall was attributed to four major factors: (1) the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 budget year that should have been refunded in the prior year, creating a corresponding decrease in revenues; (2) the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State, creating an $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes; (3) the State’s share of the federal Medicaid program generated expenses approximately $108 million greater than the budgeted appropriation for this purpose; and (4) decreased revenues attributable to a general slow down of the national economy resulted in a forecasted general revenue shortfall of $300 to $450 million, particularly affecting revenues from taxes associated with the State’s manufacturing sector. Also, the general economic slow down and its effects on capital markets lead to decreases in taxes attributable to capital gains income. The slow down resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes, and sales taxes.

In response to the budget shortfall, the Governor, as Director of the Budget, issued Executive Order No. 3 directing a number of actions to be taken to insure the State met its constitutional requirement of a balanced budget. Specifically, the Governor identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources consisted of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use, and the identification and use of available reserves.

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At the end of fiscal year 2000-2001, General Fund revenues, including tax, non-tax, diverted funds, and delayed reimbursements, fell short of estimated revenue by $598.4 million. Individual income tax fell short of estimates by $259.4 million, sales and use tax payments fell short of estimates by $177.7 million, and corporate income and franchise tax payments fell short of estimates by $149.3 million. With lowered available investment balances in the General Fund, investment earnings fell short of estimates by $43.1 million. Nevertheless, as a result of the actions taken pursuant to Executive Order No. 3, fiscal year 2000-2001 ended June 30, 2001 with a positive General Fund balance of $871.3 million. Along with additional reserves, $157.5 million was reserved in the Savings Reserve Account, and $53.9 million was reserved in the Retirees’ Health Premiums Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 2000-2001. The ending General Fund balance included $448.6 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years, and $178.5 million of unexpended budgetary shortfall funds reserved pursuant to Executive Order No. 3 restricting State expenditures.

On September 21, 2001, the General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which rescinded previous Executive Order No. 3 and identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

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As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students will also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. Nevertheless, it is projected that fiscal year 2002-2003 ended with a $456 million shortfall.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending

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private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2000 was positive $265.7 million, as of June 30, 2001 it was negative $32.4 million, and as of June 30, 2002 it was negative $349 million.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly has established a foundation which will receive 50% of these settlement payments. During the 2000-2001 fiscal year, this foundation awarded $5.1 million in grants, and as of June 30, 2001, had an unreserved fund balance of $167.1 million. During the 2001-2002 fiscal year, this foundation awarded $10.5 million in grants, and another $17.3 million was awarded during the 2002-2003 fiscal year. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. As of June 30, 2001, these two trust funds had unreserved fund balances of $73.8 million and $85.6 million, respectively. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.

The economic profile of the State consists of a combination of service, trade, agriculture, manufacturing and tourism. Non-agricultural wage and salary employment accounted for approximately 3,847,900 jobs as of May 2003. The largest segment of jobs was approximately 1,176,100 in various service categories, followed by 725,600 in trade, and utilities and 617,600 in manufacturing. Based on May 2003 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, and eighth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analyses, per capita income in the State during the period from 1993 to 2002 grew from $19,770 to $27,514, an increase of 39.17%, while national per capita income over the same period grew from $21,539 to $30,472, an increase of 41.47%. As determined by the North Carolina Employment Security Commission, the seasonally adjusted unemployment rate in May 2003 was 6.1% of the

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labor force, which is identical to the national unemployment rate for the same period. The labor force has grown from 3,468,300 in 1990 to 4,184,172 as of May 2003, an increase of 20.64%. The labor force has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy.

No litigation of any kind is now pending (either in State or federal courts) or, to the knowledge of the Department of State Treasurer, threatened to restrain or enjoin the issuance or delivery of any municipal securities or in any manner questioning the proceedings or authority under which any municipal securities are issued or affecting the validity of any municipal securities. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1.    Leandro, et al. v. State of North Carolina and State Board of Education—School Funding.    In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the North Carolina Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. The cost of future programs which the trial court may order could exceed $100 million. The State has appealed this decision. The State Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

2.    N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al.—Use of Administration Payments.    On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North Carolina Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

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The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

For the last fiscal year for which information was available to them, plaintiffs alleged liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed this decision. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

3.    Southeast Compact Commission—Disposal of Low-Level Radioactive Waste.    North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The State has requested that the motion be denied. The State Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

4.    State Employees Association of North Carolina v. State; Stone v. State—Diversion of Employer’s Retirement System Contribution.    On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the State Court of Appeals for further consideration. In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. The State has filed a motion to dismiss. The State Attorney General’s office believes that sound legal arguments support the State’s defense of these cases.

5.    Cabarrus County v. Tolson—Diversion of Local Government Tax Reimbursements and Shared Revenue.    On September 17, 2002, six counties and three municipalities filed suit against the State Secretary of Revenue demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. The Governor, in the exercise of his constitutional responsibility to balance the State budget, withheld tax revenues designated by statute for payment to local governments. The State has filed a motion to dismiss. The State Attorney General’s office believes that sound legal arguments support the State’s defense of this action.

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6.    Goldston, et al. v. State—Diversion of Highway Trust Funds.    On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. The State Attorney General’s office believes that sound legal arguments support the State’s defense of this action.

The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose any proceedings that are expected by the State Attorney General to materially adversely affect the State’s ability to meet its financial obligations.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds and natural gas facilities bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $218.9 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

On March 1, 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the amount of $320 million. On April 1, 2003, the State issued approximately $238 million of additional consolidated public improvement bonds.

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Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. Federal and State disaster recovery and relief efforts are ongoing to assist victims of the storm. The final estimate of property damage caused by the storm and its aftermath is $6 billion.

In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the State’s general obligation bonds.

Currently, Standard & Poor’s and Fitch both rate the State’s general obligation bonds as AAA. On August 19, 2002, Moody’s downgraded the State’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited the State’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. This represents the first time since 1960 that the State has had less than a AAA rating on its general obligation bonds.

I-9

APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2000-01 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)		Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600		$849,900
1986-87	1985	1987	226,300		632,700
1988-89	1987	1989	475,100		784,268
1990-91	1989	1991	135,365		326,576
1992-93	1991	1993	111,013		393,634
1994-95	1993	1995	928,000		1,312,200
1996-97	1995	1997	834,900		1,400,000
1998-99	1997	1999	976,778		1,512,528
2000-01	1999	2001	219,414		819,069
2002-03	2001	2003	49,000	*	396,500	*

*estimate.

1992-93 Biennium.    State and national fiscal uncertainties necessitated several actions to achieve GRF positive ending balances. An interim appropriations act was enacted effective July 1, 1991 and the general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the resources appropriated was $200 million from the BSF to the GRF. To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of approximately $184 million. (debt service and lease rental obligations were not affected by the order). In addition, the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF, and other administration revenue and spending actions were taken.

Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350 million and tax revisions that produced additional revenue of $194.5 million. As a first step toward BSF replenishment, $21 million from the GRF ending balance was deposited in the BSF.

1994-95 Biennium.    Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535.200 million to the BSF, and $322.8 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

1996-97 Biennium.    From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes, and $30 million was transferred to a new transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending balance, $250 million was directed to school building construction and renovation, $94.4 million to the school computer network, $44.2 million to school textbooks and instructional materials and a distance learning program, $34.4 million to the BSF, and $262.9 million transferred to the State Income Tax Reduction Fund.

1998-99 Biennium.    GRF appropriations of approximately $36 billion provided significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the Income Tax Reduction Fund, $200 million into public school assistance programs, and $44.184 million into the BSF. Of the GRF biennium-ending fund balance $325.7 million was transferred to school building assistance; $293.185 million to the State Income Tax Reduction Fund; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

2000-01 Biennium.    The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1.002 billion (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure a positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending (with the same exceptions mentioned above for debt service and education) and authorization to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million (representing the historical 0.5% year end cash flow allowance). The State ended Fiscal Year 2001 with a GRF cash balance of $817.069 million and fund balance of $219.414 million making that transfer unnecessary.

2002-2003 Biennium.    Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than anticipated levels of receipts from certain major revenue sources.

Prior consideration came in four general time frames—the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

•	Transfer up to $150 million from the BSF to the GRF for increased Medicaid costs.

•	An additional $10 million from the BSF to an emergency purposes fund.

•	Transfer to the GRF in Fiscal Year 2002 of the entire $100 million balance in the Family Services Stabilization Fund.

Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and the Senate, and in the act as passed and signed. The same was true for the separate appropriations acts.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709 million for Fiscal Year 2002 and $763 million for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

•	The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

•	December legislation, the more significant aspects of which included:

•	Authorizing transfer of up to $248 million from the BSF to the GRF during the then current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604 million).

•	Reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

•	Reducing appropriation spending authorizations for the legislative and judicial branches.

•	Making certain tax-related changes (including accelerating the time for certain payments).

•	Authorizing Ohio’s participation in a multi-state lottery game, estimated to generate $41 million in Fiscal Year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These updated GRF shortfall estimates were approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and for the biennium. In addition to further administrative and management steps, such as additional restraints on spending those actions include legislation, signed by the Governor, that provide for, among other things:

•	Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds to the GRF.

•	$50 million reduction of the Fiscal Year 2002 ending GRF balance (to $100 million, from its previously budgeted level of $150 million).

•	Increased cigarette tax by 31¢ per pack (to a total 55¢ a pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003.

•	Transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of $345 million in additionally authorized general obligation bonds.

•	Extension of the State income tax to Ohio-based trusts (a “sunset” provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law “economic stimulus changes” by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283 million in Fiscal Year 2003.

•	Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation are aimed at the future, rather than the 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

Several categories of Fiscal Year 2002 GRF tax receipts were below those receipts in the prior Fiscal Year. Overall, GRF tax receipts in Fiscal Year 2002 were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108.306 million (fund) and $619.217 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.6 million). The Fiscal Year ending BSF balance was $427.904 million, with all but $65.255 million already committed and appropriated to GRF use if needed in Fiscal Year 2003.

On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded from the cutback order are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40 million, OBM in late January 2003 announced an additional GRF revenue shortfall of $720 million for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121.6 million of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly’s prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

•	A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

•	Transfers to the GRF from unclaimed funds ($35 million) and various rotary funds ($21.4 million).

•	A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million.

•	An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140 million.

•	A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18.7 million.

The Governor proposed enactment of these legislative authorizations by March 1 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements (see above) of the Governor’s proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

OBM projected at the time that the Governor’s proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly’s enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included are reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions are appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million over OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls, and by drawing upon $193 million of federal block grant aid available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $49 million and $396.5 million, respectively, and a balance in the BSF of $180.7 million.

Additional appropriations actions during the biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 200 and 20001. Subsequent legislation amended the level to the lesser of the prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

Current Biennium.    The GRF appropriations bill for the current biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bill as introduced and in the bill’s versions as passed by the House and the Senate, and in the Act as passed and signed.

The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.1% higher than the original Fiscal Year 2003 appropriations (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of authorized GRF biennial expenditures compared with estimated 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 1.0%; mental health and mental retardation 5.0%; Medicaid 20.6%; and justice and corrections 5.4%.

The above expenditure levels reflect among other expenditure controls in the Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementing managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continuing to limit local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula. The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

•	One cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.

•	Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21 million annually, is subject to a legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually.

•	Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually.

•	Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually.

The Act also reflects the draw down during the biennium of an additional approximately $582 million of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

As discussed herein, the State is effectively precluded by law (including its Constitution) from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and his administration, and the General Assembly, continue to monitor developments on both the revenue and expenditure sides and evaluate pending and further actions to respond to financial developments and ensure a positive GRF ending fund balance on June 30, 2003.

Additional appropriations actions, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services’ (“ODHS”, now the Ohio Department of Job and Family Services) former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals has ruled in favor of ODHS; plaintiffs’ petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period, beyond the current Fiscal Year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State’s share of those additional expenditures would be approximately $240 million. The Court of Appeals has certified the class action and has ordered notice be sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 to four months in Fiscal Years 1995, 1997 and 2000. In recent Fiscal Years, the highest GRF end-of-month cash flow deficiencies were $827.127 million in 2000, $1.152 billion in 2001, and $1.449 billion in 2002. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for Fiscal Years 2002 and 2003, none of the moneys is to be applied to existing operating programs of the State. (As discussed above, there is to be a use of a portion of settlement moneys to assist in addressing the State’s recent and current GRF revenue shortfall situation.) Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas in the State.

Under the current financial structure, Ohio’s 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

Litigation, similar to that in other states, has been pending in Ohio since 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Court had stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Supreme Court had concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. The plaintiffs recently announced their intention to appeal this case to the United States Supreme Court.

The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized the plaintiffs and the Court as “unfunded mandates”. State appropriations for primary and secondary education made to date for the current 2002-03 biennium were $15.2 billion or 17% over the previous biennium and represent an increase of 8.1% in Fiscal Year 2002 over 2001 and 4.9% in Fiscal Year 2003 over 2002. The most recently announced reductions in State appropriations spending for the conclusion of Fiscal Year 2003 included a 2.5% annualized reduction (approximately $90.6 million) in Foundation Program Appropriations Spending. Appropriations for school funding in other recent bienniums were $13.3 billion in the 2000-01 biennium (15%

increase), $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). Those total State appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). Those lottery profits totaled $686.020 million in Fiscal Year 2000, $655.036 million in Fiscal Year 2001, and $635.150 million in Fiscal Year 2002, and $671.352 million in Fiscal Year 2003. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into the LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium, were $100.800 million in 1998-99 and $23.7 million in 2000-01, and are at the $1.0 million level in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 2000, Ohio’s gross state product (GSP) totaled $373 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector ($89 billion) and third in durable goods ($60 billion). As a percent of Ohio’s 2000 GSP, manufacturing was responsible for 24%, with 19% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2001 merchandise exports totaling $27 billion. The State’s leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 60% of that total. In addition, with 14.9 million acres (of a total land area of 26.4 acres) in farmland and an estimated 78,000 individual farms, agriculture compared with related agricultural sectors combined is an important segment of Ohio’s economy. Ohio’s 2000 crop production value of $2.6 billion represented 3.1% of total U.S. crop production value. Ohio ranks in the top five states in the production of soybeans, wheat, corn, tomatoes, eggs, swiss and cottage cheese, milk sherbet and mushrooms. In 2000, Ohio’s agricultural sector output (consisting of crops, animal and dairy and services and forestry) totaled $6.5 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.1 billion.

The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and ninth in coal production.

Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise increased steadily through 2000. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 81% of all nonagricultural payroll workers in Ohio. In recent years, the average unemployment rate in Ohio has been lower than the national rate. For example, Ohio was 6.3%, below the national rate of 6.4% (seasonally adjusted) for June 2003.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population—Total and by Age Group

Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

The State’s July 2002 population estimate was 11,421,300.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively, although Moody’s (in December 2001) has issued a negative outlook for Ohio bonds. Standard & Poor’s, which had issued a negative outlook for Ohio bonds, changed its outlook to “stable” in July 2003.

APPENDIX K

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth’s largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Recent Developments

In February 2003 the Commonwealth issued its Comprehensive Annual Financial Report (“CAFR”) for the fiscal year ended June 30, 2002. The CAFR for fiscal 2002 incorporates several new accounting and reporting standards that affect the comparability of financial information for that fiscal year to GAAP basis financial information reported for fiscal years prior to the adoption of the new standards. The CAFR for fiscal 2002 also provides a new presentation of government-wide financial statements that are intended to provide an all-encompassing view of a government’s financial condition and activities.

Slower than projected growth in the national economy contributed to a shortfall of Commonwealth revenues in fiscal 2003. General Fund collections were $497.6 million (2.3%) below estimate at the end of the fiscal year. Both newly elected Governor Rendell and outgoing Governor Schweiker had taken actions to reduce fiscal 2003 expenditures, and Governor Rendell has taken other actions to maintain an unappropriated surplus balance at the 2003 fiscal year end.

Recent Financial Results

During the five-year period from fiscal year 1998 through fiscal year 2002, total revenues and other sources increased by an average of 4.7 percent annually. Tax revenues during this same period increased by an annual average of 2.1 percent. Recent slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for fiscal year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in fiscal year 2002, an increase of $395.8 million from the prior fiscal year.

Expenditures and other uses during the fiscal years 1998 through 2002 rose at an average annual rate of 6.5 percent. Comparison of expenditures by individual category in fiscal year 2002 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

Beginning with fiscal year 1999, the Tax Stabilization Reserve Fund balance and certain other amounts previously reported as “unreserved-designated” in the fund balance were reclassified as reserved balances and placed in the “reserved for advances and other” category to more accurately reflect their status.

The fund balance at June 30, 2002 totaled $2,902.4 million, a decrease of $1,582.7 million from the balance at June 30, 2001 (restated). The transfer of $853.9 million of accumulated tobacco settlement receipts and associated investment earnings to the Tobacco Settlement Fund, a special revenue fund (reported for GAAP purposes as a governmental fund) accounts for a major portion of the General Fund’s decline in fund balance. The fiscal year 2002 year-end unreserved-undesignated portion of the fund balance was $1,483.3 million, $41.5 million below the amount recorded for fiscal year 2001.

Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

Commonwealth tax revenues for the fiscal year declined 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments. Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2% over fiscal year 2001 reserves. Tax and tax rate changes are believed to have contributed to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year. Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession.

For GAAP purposes, total assets (on a net basis) decreased by $490.3 million to $7,692.9 million. Liabilities increased by $1,092.4 million to $4,790.6 million largely because of a mandatory offsetting change in deferred revenues related to how taxes receivable are reported.

The slowing national economy led to lower tax revenue collections during fiscal year 2002. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during fiscal year 2002.

The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year. The General Fund total fund balance decrease includes the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, the General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth’s primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of almost $515 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $41.5 million.

The budget for fiscal year 2003 is based on an estimated 1.8% increase for Commonwealth revenues before accounting for any changes in tax and revenue provisions. After adjustments for various tax rate and tax base changes and special fund transfers and non-tax revenue changes enacted for the fiscal year 2003 budget, total Commonwealth revenues were projected to increase by 8.7% over fiscal year 2002 actual receipts and total $21,812.1 million. The tax revenue component of Commonwealth revenues was estimated to rise 7.3% above fiscal year 2002 receipts. Approximately two-thirds of this expected increase in tax revenues is due to the various tax rate and tax base changes enacted for the fiscal year 2003 budget.

The fiscal year 2003 estimate for Commonwealth revenues was prepared in June 2002 at the time of budget enactment based upon an economic forecast for national real gross domestic product to growth at a 3.9% rate from the second quarter of 2002 to the second quarter of 2003. The forecast anticipated that economic growth would recover from the 2001-2002 recession at a pace below that which normally follows a recession. Inflation was expected to be low for fiscal year 2003 and unemployment levels were believed to have peaked in the second quarter of 2002. Trends in the Pennsylvania economy were expected to maintain their current close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be close to the national rate. The enacted fiscal year 2003 budget provided $20,713.8 million of appropriations from Commonwealth revenues, a 0.4% decrease from fiscal year 2002 appropriations. $300 million is appropriated from the General Fund for transfer to the newly created Budget Stabilization Reserve Fund, successor to the Tax Stabilization Reserve Fund.

Economic growth in the nation and the state has not achieved the projections used to estimate fiscal year 2003 revenues. At June 30, 2003 (the end of the fiscal year), General Fund collections were $497.6 million (2.3%) below estimate and expenditure from fiscal 2003 appropriations were 1.2% below the original appropriation levels.

The Governor proposed a fiscal year 2004 budget to the General Assembly in March 2003. The proposed budget recommended appropriations totaling $22.6 billion of Commonwealth revenues against estimated current law revenues and proposed revenue measures, net of tax refunds of $22.6 billion. The Governor’s proposed budget included $2.8 billion of tax, fee and other revenue increases requiring legislative approval, including the transfer of the expected $330 million balance in the Tobacco Settlement Fund reserve account to the General Fund. Under current law, approval of that transfer requires legislative approval with a two-thirds majority.

In his budget the Governor proposed two major program expansions. In education the Governor proposes to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The proposal expects to increase the Commonwealth’s subsidy of local public school costs to 50 percent of total costs in aggregate. Funds for the increased subsidy amount and for additional funding to local school districts to improve student achievement are proposed to be funded from taxes realized from the legalization of slot machines at racetracks in the state, an increase in the state personal income tax of 0.65 percentage points and other tax rate and fee increases. In addition to the 0.65 percentage point increase in the state personal income tax rate proposed for education, the Governor proposed an additional 0.3 percentage point increase to the tax rate in support for general budget expenses. Together, the proposed tax rate increases would raise the personal income tax rate to 3.75 percent, to be effective as of July 1, 2003.

The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is proposed to come from $1.5 billion of debt issued over more than three fiscal years. The proposed debt would be composed of $0.5 billion of capital budget debt in addition to that anticipated to support the current capital budget program and $1.0 billion of debt to be repaid from annual budget appropriations.

The General Assembly has enacted portions of the Governor’s budget proposal but has not yet approved any of the proposed tax, fee or other revenue proposals nor any of the education or economic development program expansions requested by the Governor. The Governor’s remaining proposals are now being considered by the General Assembly. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 1990’s. From 1998 through 2002, Pennsylvania’s annual average unemployment rate was below the Middle Atlantic Region’s average, but slightly higher than that of the United States. As of February 2003, Pennsylvania had a seasonally adjusted annual unemployment rate of 6.2%.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2002 increased at an annual rate of 1.0%. This compares to a 1.0% rate for the Middle Atlantic region and a 1.8% rate for the United States as a whole during the period 1993 through 2002.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2002, the Commonwealth had $6,059.3 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Certain Commonwealth-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $840.6 million in Special Revenue bonds outstanding as of June 30, 2002.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until that is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Powell v. Ridge

Over recent years, there have been three suits directed at school funding, Marrero v. Commonwealth; Pennsylvania Association of Rural and Small Schools v. Ridge; and Powell v. Ridge. The first two have been resolved in the Commonwealth’s favor. The third, Powell v. Ridge, remains pending but does not appear to present a viable claim in its current form.

In 1998, a suit was filed in the United States District Court for the Eastern District of Pennsylvania on behalf of a variety of plaintiffs, including the School District of Philadelphia, the parents of several Philadelphia school children, local community organizations, and the City and Mayor of Philadelphia. The suit alleges that the Commonwealth’s formula for distributing school funding provides less money to districts with a majority non-white population than it does to similarly situated districts that have a majority of white students. The suit claims that the funding disparities ultimately injure non-white students by limiting their educational opportunities. The plaintiffs seek a declaration that the Commonwealth’s funding practices and policies discriminate against minority students in violation of Federal law, and they seek an injunction prohibiting the Commonwealth prospectively from using a discriminatory school funding scheme. Since June 23, 2000, the case has been in civil suspense for a variety of reasons. Most recently, the court continued the stay of proceedings until the U.S. Court of Appeals for the Third Circuit and the U.S. Supreme Court decided other cases that likely would directly affect the plaintiffs’ claims. Those decisions have now been issued and make clear that the plaintiffs’ claims, as currently pled, are not viable.

In Alexander v. Sandoval, 532 U.S. 275 (2001), the U.S. Supreme Court held that no party other than the federal government may bring suit to enforce regulations promulgated by a federal agency under Title VI of the Civil Rights Act of 1964 prohibiting federally-funded programs from having racially discriminatory effects. Then, in South Camden Citizens In Action v. New Jersey Dep’t of Env. Prot., 274 F.3d 771 (3d Cir. 2001), cert. denied, 122 S. Ct. 2621 (2002), the U.S. Court of Appeals for the Third Circuit ruled that a plaintiff also could not seek to enforce Title VI regulations prohibiting discriminatory effects in federally-funded programs under 42 U.S.C. § 1983. The principles applied by the Court of Appeals in South Camden Citizens In Action were endorsed by the U.S. Supreme Court in Gonzaga Univ. v. Doe, 122 S. Ct. 2268 (2002). Based on these cases, it seems clear that the claims now presented by the plaintiffs in Powell v. Ridge cannot proceed as they are pled. Though South Camden Citizens In Action was decided finally in June, no party has taken action to lift the stay in Powell. Based on statements to the district court made by some of the Powell plaintiffs in 2001, the defendants —the Governor, the Secretary of Education, the State Treasurer, and the chair of the State Board of Education—anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act. However, the U.S. Court of Appeals has made clear: To prove intentional discrimination by a facially neutral policy [actionable under Title VI of the Civil Rights Act,], a plaintiff must show that the relevant decision-maker (e.g. a state legislature) adopted the policy at issue “‘because of,’ not merely ‘in spite of,’ its adverse effects upon an identifiable group.” A mere awareness of the consequences of an otherwise neutral policy will not suffice.

PPG Industries, Inc. v. Commonwealth of Pennsylvania

By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania’s capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further, the Court directed the Commonwealth Court must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKesson v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990). i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce.

During the course of the litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation. However, the Commonwealth announced a retrospective remedy on April 29, 2002, which appears to be revenue neutral and satisfactory for in-state manufacturers. However, out-of-state manufacturers have appealed, involving an undetermined but significant dollar amount.

Unisys Corporation v. Commonwealth

Unisys challenged the statutory three-factor apportionment formula used for the appointment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. Its argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument which was based on 72 P.S. ss.7401(3)2.(a)(18). The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. On October 25, 2002, the Court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth’s statutory apportionment formula. Unisys filed an application for re-argument which was denied. Unisys has filed a petition for certiorari to the U.S. Supreme Court.

Northbrook Life Insurance Co., No. 1120 F&R1996.

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying obligations of other companies, an assessed insurance company may claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments and annuity assessments. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim a credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period from 1992 to 1995 and not all annuity considerations were subject to tax. The Pennsylvania Department of Revenue allowed credits for assessments paid on taxable annuity considerations, but credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only assessments paid on taxable annuities and taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

CMA NEW JERSEY MUNICIPAL MONEY FUND

PART C.    OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number	Description

1(a)	—Declaration of Trust of the Registrant dated February 6, 1987.(a)

(b)	—Amendment to the Declaration of Trust.(a)

(c)	—Instrument establishing CMA New Jersey Tax-Exempt Fund as a series of the Registrant.(a)

(d)	—Change of series designation to CMA New Jersey Municipal Money Fund (the “Fund”), filed April 23, 1991.(a)

(e)	—Certification of Amendment to Declaration of Trust dated April 11, 2002.(k)

(f)	—Certification of Amendment to Declaration of Trust dated April 11, 2002.(l)

2	—Amended and Restated By-Laws of the Registrant.(h)

3	—Portion of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of shares of the Fund as a series of the Registrant.(b)

4(a)	—Form of Management Agreement between the Registrant and Fund Asset Management, L.P.(a)

(b)	—Supplement to the Management Agreement with Fund Asset Management, L.P.(c)

5	—Form of Unified Distribution Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(j)

6	—None.

7	—Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.(i)

8(a)(1)	—Amended Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement between the Registrant and Financial Data Services, Inc.(a)

(a)(2)	—Form of Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(g)

(b)	—Form of Cash Management Account Agreement.(m)

(c)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(d)

9	—Opinion of Brown & Wood LLP, counsel for the Registrant.(e)

10	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.

11	—None.

12	—Certificate of Fund Asset Management, L.P.(a)

13	—Form of Amended and Restated Distribution and Shareholder Servicing Plan between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(j)

14	—None.

15	—Code of Ethics.(f)

(a)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”).
(b)

Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 6 to the Registration Statement; to the Certificate of Establishment and Designation establishing the Fund as a series of the Registrant, filed

C-1

as Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registration Statement; and to Articles I, V and VI of the Registrant’s By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 6 to the Registration Statement.

(c)	Filed on July 29, 1994 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(e)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 811-07155), filed on March 29, 2000.
(g)	Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Merrill Lynch International Equity Fund (File No. 33-44917) filed on September 28, 2001.
(h)	Filed on July 18, 2001 as Exhibit 2 to Post-Effective Amendment No. 13 to the Registration Statement.
(i)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(j)	Incorporated by reference to an exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311), filed on July 23, 2003.
(k)	Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Arizona Municipal Money Fund, a series of the Trust (File No. 33-54492) filed on July 30, 2002.
(l)	Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Arizona Municipal Money Fund, a series of the Trust (File No. 33-54492) filed on July 30, 2002.
(m)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of CMA Tax-Exempt Fund (File No. 2-69877), filed on February 10, 2003.

Reference is made to the Registration Statements under the Securities Act of 1933 (the “Securities Act”) on Form N-1A in connection with exhibits relating to the CMA Arizona Municipal Money Fund (File No. 33-54492), CMA California Municipal Money Fund (File No. 33-20580), CMA Connecticut Municipal Money Fund (File No. 33-38833), CMA Massachusetts Municipal Money Fund (File No. 33-34610), CMA Michigan Municipal Money Fund (File No. 33-38834), CMA New York Municipal Money Fund (File No. 33-20463), CMA North Carolina Municipal Money Fund (File No. 33-38780), CMA Ohio Municipal Money Fund (File No. 33-38835) and CMA Pennsylvania Municipal Money Fund (File No. 33-34608).

Item 24.    Persons Controlled by or under Common Control with the Registrant.

The Registrant is not controlled by, or under common control with, any person.

Item 25.    Indemnification.

Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 7 of the Unified Distribution Agreement.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in

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satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 7 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the distributors within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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Item 26.    Business and Other Connections of the Manager.

Fund Asset Management, L.P., (“FAM” or the “Manager”), acts as investment adviser for a number of affiliated open-end and closed-end registered investment companies.

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Manager, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of MLIM, FAM, Princeton Services and Princeton Administrators is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAMD is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, FDS, is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Manager, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since April 1, 2001 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. Additionally, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies for which the Manager, MLIM or an affiliate acts as investment adviser, and Mr. Doll is an officer of one or more such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Robert C. Doll, Jr.	President	President of MLIM; Director of Princeton Services

Lawrence D. Haber	First Vice President and Chief Financial Officer	First Vice President and Chief Financial Officer of MLIM; Senior Vice President and Treasurer of Princeton Services, Inc.

Brian A. Murdock	First Vice President and Chief Operating Officer	First Vice President and Chief Operating Officer of MLIM; Executive Vice President of Princeton Services; Chief Investment Officer of EMEA Pacific Region and Global CIO for Fixed Income and Alternative Investments; Head of MLIM’s Pacific Region and President of MLIM Japan, Australia and Asia

Andrew J. Donohue	General Counsel	General Counsel of MLIM and Princeton Services

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Item 27.    Principal Underwriters.

(a)  Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies: CBA Money Fund; CMA Money Fund; CMA Treasury Fund; CMA Tax-Exempt Fund; nine other series of CMA Multi-State Municipal Series Trust; CMA Government Securities Fund; WCMA Money Fund, WCMA Government Securities Fund, WCMA Tax-Exempt Fund, WCMA Treasury Fund and The Municipal Fund Accumulation Program, Inc. and also acts as the principal underwriter for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund V, Inc., Corporate High Yield Fund VI, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield Michigan Insured II Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Preferred Income Strategies Fund, Inc. and Senior High Income Portfolio, Inc. Merrill Lynch acts as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

(b)  Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

Name	Position(s) and Office(s) with Merrill Lynch	Position(s) and Office(s) with Registrant
E. Stanley O’Neal	Chairman of the Board, Chief Executive Officer and Director	None
Thomas H. Patrick	Director and Executive Vice President	None
Rosemary T. Berkery	Executive Vice President and General Counsel	None
Ahmass L. Fakahany	Chief Financial Officer and Executive Vice President	None
James B. Gorman	Executive Vice President	None
Arshad R. Zakaria	Executive Vice President	None
Judith A. Witterschein	Secretary and First Vice President	None

(c)  Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Funds—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under the caption “Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

(a)  Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey, on the 28th day of July, 2003.

CMA MULTI-STATE MUNICIPAL SERIES TRUST (Registrant)

By:	/s/ TERRY K. GLENN
(Terry K. Glenn, President and Trustee)

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

CHARLES C. REILLY* (Charles C. Reilly)	Trustee

KEVIN A. RYAN* (Kevin A. Ryan)	Trustee

ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Trustee

RICHARD R. WEST* (Richard R. West)	Trustee

EDWARD D. ZINBARG* (Edward D. Zinbarg)	Trustee

*By:	/s/ TERRY K. GLENN (Terry K. Glenn, Attorney-in-Fact)	July 28, 2003

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EXHIBIT INDEX

Exhibit Number	Description

10	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.